UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05002

Deutsche DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

December 31, 2021
Annual Report
Deutsche DWS Variable Series II

DWS Alternative Asset Allocation VIP

Contents
3	Performance Summary
5	Management Summary
7	Portfolio Summary
8	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund's Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility, infrastructure and high-yield debt securities. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. Please read the prospectus for additional risks and specific details regarding the Fund's risk profile.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

Performance Summary	December 31, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 0.80% and 1.18% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
The Blended Index consists of 70% MSCI World Index and 30% Bloomberg U.S. Aggregate Bond Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 3

Comparative Results
DWS Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,274	$13,668	$13,340	$15,087
	Average annual total return	12.74%	10.98%	5.93%	4.20%
MSCI World Index	Growth of $10,000	$12,182	$18,026	$20,141	$33,050
	Average annual total return	21.82%	21.70%	15.03%	12.70%
Bloomberg U.S. Aggregate Bond Index	Growth of $10,000	$9,846	$11,508	$11,916	$13,307
	Average annual total return	–1.54%	4.79%	3.57%	2.90%
Blended Index	Growth of $10,000	$11,446	$15,910	$17,422	$25,661
	Average annual total return	14.46%	16.74%	11.74%	9.88%
DWS Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,235	$13,530	$13,125	$14,650
	Average annual total return	12.35%	10.60%	5.59%	3.89%
MSCI World Index	Growth of $10,000	$12,182	$18,026	$20,141	$33,050
	Average annual total return	21.82%	21.70%	15.03%	12.70%
Bloomberg U.S. Aggregate Bond Index	Growth of $10,000	$9,846	$11,508	$11,916	$13,307
	Average annual total return	–1.54%	4.79%	3.57%	2.90%
Blended Index	Growth of $10,000	$11,446	$15,910	$17,422	$25,661
	Average annual total return	14.46%	16.74%	11.74%	9.88%
The growth of $10,000 is cumulative.
4 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

Management Summary	December 31, 2021 (Unaudited)
The Fund returned 12.74% (Class A shares, unadjusted for contract charges) during the 12-month period ended December 31, 2021, trailing the 14.46% return of the Blended Index. Since the index captures the returns of traditional assets and not alternative assets, it is primarily used for references purposes.
Alternative asset classes generally performed well in 2021, reflecting the broad-based rally across the financial markets. Investors reacted favorably to the combination of COVID-19 vaccine rollouts, improving global growth, and — for most of the year — supportive central bank policies. In this favorable environment, all but one of the Fund’s underlying investments produced positive absolute returns.
The best results occurred in the Real Assets segment of the portfolio, which includes investments that typically perform well in times of rising inflation. Our allocation to real estate investment trusts (REITs) was a particularly strong performer. The category benefited from healthy property market fundamentals and investors’ ongoing demand for income. REITs also have historically performed well when inflation is rising, since they can pass costs along to their tenants. An allocation to commodities also delivered robust returns, as the reopening of the economy fueled increased demand at a time in which supply was relatively static. Infrastructure stocks also produced double-digit gains and were a top performing segment in the Fund in 2021.
The Alternative Equity portfolio, which holds exchange-traded funds that invest in convertible securities and preferred stocks, also made a robust contribution to performance. These segments offer exposure to the equity market and provide both attractive yields and lower interest-rate sensitivity than bonds.
The Absolute Return portfolio achieved its objective of positive returns, but it was somewhat of a drag compared to the sizable gains in other asset classes. Still, we view this as an essential part of diversification since it can act as a source of ballast during times of market turbulence. This portion of the Fund holds DWS Global Macro Fund, which pursues a go-anywhere strategy with a risk-management component.
The Alternative Fixed Income portfolio delivered a gain in absolute terms, but it was our weakest performing segment in a year in which bonds faced headwinds from rising inflation and the prospect of higher interest rates. An allocation to emerging-market bonds finished in the red due to slowing economic growth estimates and country-specific issues affecting major markets such as China and Brazil. On the other hand, our position in senior loans performed well as their floating-rate component fueled greater investor demand. We maintained a weighting in loans, both to provide both a source of income and to offset the potential for volatility in rate-sensitive assets. Expectations for tighter U.S. Federal Reserve policy may lead to more inflows into senior loans due to their floating rate nature and lower interest-rate risk relative to fixed-rate debt.
We were active shifting the portfolio’s weightings to capitalize on opportunities or reduce risk as appropriate. The Fund’s Real Assets allocation increased due to strong market performance, so we elected to reduce the position in order to rebalance the portfolio. Similarly, we decreased the weighting in Alternative Equity to lock in some of the gains convertibles and preferred stocks have experienced since their March 2020 lows. We redeployed the proceeds to the Absolute Return portfolio as well as to the emerging-market bond allocation in Alternative Fixed Income. We believe emerging-markets debt offers both attractive yields and the potential for better price performance following its weak showing in 2021.
Although risk rose considerably late in the period due to the potentially adverse combination of rising inflation, slowing growth, and tighter central bank polices, most major stock indexes closed the year near record highs. In addition, both government bond yields and yield spreads in many fixed-income credit sectors remain near the low end of the historical range. In this environment, we believe the Fund — by virtue of its exposure to a wide range of asset classes and strategies — could be an increasingly attractive source of portfolio diversification.
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Fabian Degen, CFA, Portfolio Manager Multi Asset & Solutions
Portfolio Managers
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 5

Terms to Know
The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index, 70%) and bonds (the Bloomberg U.S. Aggregate Bond Index, 30%). These results are summed to produce the aggregate benchmark. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
Convertible securities are bonds that are issued by corporations and that can be converted to shares of the issuing company’s stock at the bondholder’s discretion.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Preferred stocks are hybrid securities that offer some of the features of both stocks and bonds.
An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.
Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.
6 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

Portfolio Summary	(Unaudited)
Asset Allocation* (As a % of Investment Portfolio)	12/31/21	12/31/20
Real Asset	44%	41%
DWS Enhanced Commodity Strategy Fund	16%	12%
DWS RREEF Global Infrastructure Fund	12%	11%
DWS RREEF Real Estate Securities Fund	11%	10%
iShares Global Infrastructure ETF	4%	5%
DWS RREEF Global Real Estate Securities Fund	1%	1%
SPDR S&P Global Natural Resources ETF	—	2%
Alternative Fixed Income	20%	19%
DWS Floating Rate Fund	8%	9%
DWS Emerging Markets Fixed Income Fund	5%	5%
iShares JP Morgan USD Emerging Markets Bond ETF	5%	5%
SPDR Blackstone Senior Loan ETF	2%	—
Alternative Equity	20%	30%
SPDR Bloomberg Barclays Convertible Securities ETF	14%	21%
iShares Preferred & Income Securities ETF	6%	9%
Absolute Return	7%	5%
DWS Global Macro Fund	7%	5%
Cash Equivalents	9%	5%
DWS ESG Liquidity Fund	7%	—
DWS Central Cash Management Government Fund	2%	5%
	100%	100%
*	During the periods indicated, asset categories and investment strategies represented in the Fund’s portfolio fell into the following categories: Real Assets, Alternative Fixed Income, Alternative Equity, and Absolute Return. Real Asset investments have a tangible or physical aspect such as real estate or commodities. Alternative Fixed Income investments seek to offer exposure to categories generally not included in investors’ allocations and to foreign investments, many of which are not denominated in US dollars. Alternative Equity investments are investments primarily in convertible and preferred instruments that offer equity exposure. Absolute Return investments seek positive returns in all market environments or seek to increase the diversification or liquidity of the Fund’s portfolio.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 8.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 7

Investment Portfolio	as of December 31, 2021
	Shares	Value ($)
Mutual Funds 60.0%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)	2,765,811	24,615,718
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	9,522,257	79,225,180
DWS Floating Rate Fund "Institutional" (a)	5,026,625	39,810,871
DWS Global Macro Fund "Institutional" (a)	3,209,502	33,828,146
DWS RREEF Global Infrastructure Fund "Institutional" (a)	3,427,302	61,417,258
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)	571,794	5,306,244
DWS RREEF Real Estate Securities Fund "Institutional" (a)	1,917,820	52,375,661
Total Mutual Funds (Cost $281,924,824)		296,579,078
Exchange-Traded Funds 31.4%
iShares Global Infrastructure ETF	411,223	19,570,103
iShares JP Morgan USD Emerging Markets Bond ETF	210,018	22,904,563
	Shares	Value ($)
iShares Preferred & Income Securities ETF	723,343	28,521,414
SPDR Blackstone Senior Loan ETF	280,331	12,791,504
SPDR Bloomberg Convertible Securities ETF	861,680	71,484,973
Total Exchange-Traded Funds (Cost $123,838,858)		155,272,557
Cash Equivalents 8.7%
DWS Central Cash Management Government Fund, 0.05% (a) (b)	11,467,666	11,467,666
DWS ESG Liquidity Fund "Institutional", (a) 0.09%	31,715,570	31,709,226
Total Cash Equivalents (Cost $43,179,101)		43,176,892
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $448,942,783)	100.1	495,028,527
Other Assets and Liabilities, Net	(0.1)	(405,888)
Net Assets	100.0	494,622,639

A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the year ended December 31, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2021	Value ($) at 12/31/2021
Mutual Funds 60.0%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)
24,932,114	1,209,703	—	—	(1,526,099)	1,154,324	—	2,765,811	24,615,718
DWS Enhanced Commodity Strategy Fund "Institutional" (a)
53,979,797	37,432,857	4,808,000	(2,836,040)	(4,543,434)	24,176,556	—	9,522,257	79,225,180
DWS Floating Rate Fund "Institutional" (a)
40,691,313	1,425,056	2,442,607	(340,883)	477,992	1,413,344	—	5,026,625	39,810,871
DWS Global Macro Fund "Institutional" (a)
22,250,874	10,471,447	—	—	1,105,825	359,146	—	3,209,502	33,828,146
DWS RREEF Global Infrastructure Fund "Institutional" (a)
53,154,596	3,498,108	2,399,200	222,889	6,940,865	730,927	2,830,250	3,427,302	61,417,258
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)
4,792,369	456,542	888,400	148,609	797,124	240,711	215,832	571,794	5,306,244
DWS RREEF Real Estate Securities Fund "Institutional" (a)
44,650,237	13,570,567	19,465,800	3,209,409	10,411,248	740,459	3,117,108	1,917,820	52,375,661
Cash Equivalents 8.7%
DWS Central Cash Management Government Fund, 0.05% (a) (b)
23,563,848	66,810,931	78,907,113	—	—	5,151	—	11,467,666	11,467,666
The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2021	Value ($) at 12/31/2021
DWS ESG Liquidity Fund, 0.09% (a)
—	37,189,531	5,477,000	(1,096)	(2,209)	6,777	—	31,715,570	31,709,226
268,015,148	172,064,742	114,388,120	402,888	13,661,312	28,827,395	6,163,190	69,624,347	339,755,970
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
(b)	The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor's Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 296,579,078	$ —	$ —	$ 296,579,078
Exchange-Traded Funds	155,272,557	—	—	155,272,557
Short-Term Investments	43,176,892	—	—	43,176,892
Total	$ 495,028,527	$ —	$ —	$ 495,028,527
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 9

Statement of Assets and Liabilities
as of December 31, 2021

Assets
Investments in non-affiliated Underlying Funds, at value (cost $123,838,858)	$ 155,272,557
Investments in affiliated Underlying Funds, at value (cost $325,103,925)	339,755,970
Receivable for Fund shares sold	176,171
Interest receivable	440
Other assets	8,328
Total assets	495,213,466
Liabilities
Payable for Fund shares redeemed	221,971
Accrued management fee	41,852
Accrued Trustees' fees	4,383
Other accrued expenses and payables	322,621
Total liabilities	590,827
Net assets, at value	$ 494,622,639
Net Assets Consist of
Distributable earnings (loss)	72,802,123
Paid-in capital	421,820,516
Net assets, at value	$ 494,622,639
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($47,310,523 ÷ 3,126,054 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.13
Class B
Net Asset Value, offering and redemption price per share ($447,312,116 ÷ 29,598,447 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.11
Statement of Operations
for the year ended December 31, 2021

Investment Income
Income:
Dividends	$ 4,938,975
Income distributions from affiliated Underlying Funds	28,827,395
Total income	33,766,370
Expenses:
Management fee	482,189
Administration fee	467,723
Services to shareholders	1,448
Record keeping fee (Class B)	589,375
Distribution service fee (Class B)	1,099,974
Custodian fee	6,539
Professional fees	76,642
Reports to shareholders	34,272
Trustees' fees and expenses	17,827
Other	12,258
Total expenses before expense reductions	2,788,247
Expense reductions	(43,984)
Total expenses after expense reductions	2,744,263
Net investment income	31,022,107
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	402,888
Sale of non-affiliated Underlying Funds	9,618,535
Capital gain distributions from affiliated Underlying Funds	6,163,190
16,184,613
Change in net unrealized appreciation (depreciation) on:
Affiliated Underlying Funds	13,661,312
Non-affiliated Underlying Funds	(5,127,767)
8,533,545
Net gain (loss)	24,718,158
Net increase (decrease) in net assets resulting from operations	$55,740,265

The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 31,022,107	$ 8,122,677
Net realized gain (loss)	16,184,613	(8,427,570)
Change in net unrealized appreciation (depreciation)	8,533,545	28,215,922
Net increase (decrease) in net assets resulting from operations	55,740,265	27,911,029
Distributions to shareholders:
Class A	(808,613)	(873,617)
Class B	(7,405,682)	(8,977,130)
Total distributions	(8,214,295)	(9,850,747)
Fund share transactions:
Class A
Proceeds from shares sold	8,392,486	5,411,306
Reinvestment of distributions	808,613	873,617
Payments for shares redeemed	(2,937,240)	(4,249,598)
Net increase (decrease) in net assets from Class A share transactions	6,263,859	2,035,325
Class B
Proceeds from shares sold	11,611,634	73,640,815
Reinvestment of distributions	7,405,682	8,977,130
Payments for shares redeemed	(42,234,997)	(21,769,862)
Net increase (decrease) in net assets from Class B share transactions	(23,217,681)	60,848,083
Increase (decrease) in net assets	30,572,148	80,943,690
Net assets at beginning of period	464,050,491	383,106,801
Net assets at end of period	$494,622,639	$464,050,491

Other Information
Class A
Shares outstanding at beginning of period	2,699,800	2,541,554
Shares sold	573,373	433,052
Shares issued to shareholders in reinvestment of distributions	56,428	76,499
Shares redeemed	(203,547)	(351,305)
Net increase (decrease) in Class A shares	426,254	158,246
Shares outstanding at end of period	3,126,054	2,699,800
Class B
Shares outstanding at beginning of period	31,208,785	26,180,029
Shares sold	791,155	5,958,291
Shares issued to shareholders in reinvestment of distributions	516,435	785,401
Shares redeemed	(2,917,928)	(1,714,936)
Net increase (decrease) in Class B shares	(1,610,338)	5,028,756
Shares outstanding at end of period	29,598,447	31,208,785
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 11

Financial Highlights
DWS Alternative Asset Allocation VIP — Class A
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$13.70	$13.35	$12.10	$13.61	$12.97
Income (loss) from investment operations:
Net investment income[a]	1.04	.29	.40	.61	.33
Net realized and unrealized gain (loss)	.69	.40	1.35	(1.84)	.62
Total from investment operations	1.73	.69	1.75	(1.23)	.95
Less distributions from:
Net investment income	(.30)	(.34)	(.50)	(.28)	(.31)
Net asset value, end of period	$15.13	$13.70	$13.35	$12.10	$13.61
Total Return (%)[b]	12.74	5.71	14.68 [c]	(9.14) [c]	7.41 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	37	34	26	27
Ratio of expenses before expense reductions (%)[d,e]	.23	.23	.56	.73	.64
Ratio of expenses after expense reductions (%)[d,e]	.23	.23	.23	.16	.19
Ratio of net investment income (%)	7.13	2.29	3.09	4.78	2.50
Portfolio turnover rate (%)	19	18	10	32	55
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[e]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.
12 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

DWS Alternative Asset Allocation VIP — Class B
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$13.68	$13.34	$12.09	$13.59	$12.96
Income (loss) from investment operations:
Net investment income[a]	.93	.24	.37	.62	.31
Net realized and unrealized gain (loss)	.75	.41	1.34	(1.88)	.59
Total from investment operations	1.68	.65	1.71	(1.26)	.90
Less distributions from:
Net investment income	(.25)	(.31)	(.46)	(.24)	(.27)
Net asset value, end of period	$15.11	$13.68	$13.34	$12.09	$13.59
Total Return (%)[b,c]	12.35	5.32	14.35	(9.35)	7.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	447	427	349	208	157
Ratio of expenses before expense reductions (%)[d,e]	.61	.61	.92	1.08	.93
Ratio of expenses after expense reductions (%)[d,e]	.60	.59	.52	.45	.48
Ratio of net investment income (%)	6.37	1.94	2.90	4.85	2.31
Portfolio turnover rate (%)	19	18	10	32	55
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[e]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 13

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Alternative Asset Allocation VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by DWS Investment Management Americas, Inc. or one of its affiliates, together the “Underlying DWS Funds”), non-affiliated exchange-traded funds (“Non-affiliated ETFs”), non-affiliated exchange-traded notes (“Non-affiliated ETNs”) and derivative investments. Non-affiliated ETFs, Non-affiliated ETNs and Underlying DWS Funds are collectively referred to as “Underlying Funds.” During the year ended December 31, 2021, the Fund primarily invested in Underlying DWS Funds and non-affiliated ETFs. Each Underlying DWS Fund’s accounting policies and investment holdings are outlined in the Underlying DWS Funds’ financial statements and are available upon request.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Investments in mutual funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.
ETFs and ETNs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs and ETNs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs and ETNs securities are generally categorized as Level 1.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
14 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2021, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 32,017,106
Undistributed long-term capital gains	$ 455,895
Net unrealized appreciation (depreciation) on investments	$ 40,329,123
At December 31, 2021, the aggregate cost of investments for federal income tax purposes was $454,699,404. The net unrealized appreciation for all investments based on tax cost was $40,329,123. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $61,302,745 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $20,973,622.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2021	2020
Distributions from ordinary income*	$ 8,214,295	$ 9,850,747
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.
B.	Purchases and Sales of Securities
During the year ended December 31, 2021, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $68,064,280 and $30,004,007, respectively. Purchases and sales of Non-affiliated ETFs aggregated $17,830,914 and $63,579,789, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 15

RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund’s portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying Funds.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
On assets invested in exchange-traded funds and mutual funds	.10%
On assets invested in all other assets not considered exchange-traded funds and mutual funds	1.00%
Accordingly, for the year ended December 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.10% of the Fund’s average daily net assets.
In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.
The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund’s outstanding shares. At December 31, 2021, the Fund held approximately 33% of DWS Emerging Markets Fixed Income Fund, 6% of DWS ESG Liquidity Fund, 26% of DWS Floating Rate Fund and 15% of DWS Global Macro Fund.
For the period from January 1, 2021 through April 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.86%
Class B	1.15%
For the period from May 1, 2021 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.20%
Class B	1.58%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.03%
Class B	1.41%
For the year ended December 31, 2021, fees waived and/or expenses reimbursed for Class B are $43,984.
The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2021, the Administration Fee was $467,723, of which $40,000 is unpaid.
16 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2021
Class A	$ 220	$ 37
Class B	353	59
	$ 573	$ 96
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the year ended December 31, 2021, the Distribution Service Fee aggregated $1,099,974, of which $93,307 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,164, of which $112 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.	Ownership of the Fund
At December 31, 2021, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 79% and 18%, respectively. Two participating insurance companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 83% and 11%, respectively.
E.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 17

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Alternative Asset Allocation VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Alternative Asset Allocation VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 15, 2022
18 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund’s annualized expense ratios used to calculate the expense estimate in the tables. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2021 to December 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2021

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,032.80	$ 1,030.70
Expenses Paid per $1,000*	$ 1.18	$ 3.12
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,024.05	$ 1,022.13
Expenses Paid per $1,000*	$ 1.17	$ 3.11
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios**	Class A	Class B
Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	.23%	.61%
**	The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 19

Tax Information	(Unaudited)
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $502,000 as capital gain dividends for its year ended December 31, 2021.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
20 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Alternative Asset Allocation VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2021.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—	During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 21

noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that, from inception through October 1, 2019, DIMA waived voluntarily a portion (0.15%) of the Fund’s management fee, and noted further that, effective October 1, 2019, in connection with the 2019 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee by 0.10% on assets invested in other funds and by 0.20% on assets invested in direct investments. With respect to any sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020), and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees, but inclusive of acquired fund fees and expenses) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the DWS Funds along with the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the DWS Funds in which the Fund invests. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public
22 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 23

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 25

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
26 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

Notes

VS2AAA-2 (R-025824-11 2/22)

December 31, 2021
Annual Report
Deutsche DWS Variable Series II

DWS CROCI® U.S. VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Information About Your Fund's Expenses
22	Tax Information
22	Proxy Voting
23	Advisory Agreement Board Considerations and Fee Evaluation
26	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

Performance Summary	December 31, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 0.80% and 1.12% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000 Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Prior to May 1, 2017, the Fund operated with a different investment strategy. Prior to October 3, 2016, the Fund had a team that operated with a different investment strategy. Performance would have been different if the Fund’s current strategy had been in effect.

Comparative Results
DWS CROCI® U.S. VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,669	$14,795	$16,272	$23,053
	Average annual total return	26.69%	13.95%	10.23%	8.71%
Russell 1000® Value Index	Growth of $10,000	$12,516	$16,281	$16,976	$33,846
	Average annual total return	25.16%	17.64%	11.16%	12.97%
DWS CROCI® U.S. VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,627	$14,652	$16,021	$22,364
	Average annual total return	26.27%	13.58%	9.88%	8.38%
Russell 1000® Value Index	Growth of $10,000	$12,516	$16,281	$16,976	$33,846
	Average annual total return	25.16%	17.64%	11.16%	12.97%
The growth of $10,000 is cumulative.
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 3

Management Summary	December 31, 2021 (Unaudited)
The Fund produced a robust gain of 26.69% (Class A shares, unadjusted for contract charges) in 2021 and outperformed the 25.16% return of its benchmark, the Russell 1000® Value Index.
Stocks performed well in 2021 thanks in part to the rollout of COVID-19 vaccines and the gradual re-opening of the economy that followed. Economic growth and corporate earnings came in well above expectations in the first half of the year as a result, propelling the market higher. U.S. Federal Reserve (Fed) policy was also supportive for most of the year, with near-zero interest rates and the continuation of the stimulative quantitative easing program. A series of fiscal stimulus packages enacted by the U.S. government provided additional momentum for both economic growth and investor sentiment. In combination, these developments helped investors look beyond risk factors such as rising inflation, worries about China’s economy, and the emergence of new variants of COVID-19. Value stocks slightly underperformed growth, largely as a result of the strong showing for a narrow group of mega-cap U.S. technology-related companies.
Our strategy tends to favor defensive companies and tilt away from those that are higher-beta and/or more economically sensitive. While this approach would typically be expected to weigh on relative performance during a year in which the market posted a double-digit gain, the Fund in fact outpaced the benchmark on the strength of individual stock selection. The Fund delivered its strongest results in information technology, where holdings in a number of semiconductor companies logged returns well in excess of both their sector peers and the market as a whole. Among these were Broadcom, Inc., QUALCOMM, Inc., KLA Corp., and Micron Technology, Inc. Positions in Cisco Systems, Inc. and Oracle Corp. added value, as well. Selection was also positive in communications services, with the largest contribution coming from an overweight position in Discovery, Inc.* The stock rebounded from its pandemic-driven sell-off of 2020 behind a robust recovery in advertising revenues. Consumer discretionary was another area of strength for the Fund, led by AutoZone, Inc., the homebuilder D.R. Horton, Inc., and eBay, Inc.
On the other hand, the health care company Viatris, Inc.* was the largest detractor. The stock suffered negative returns due to the combination of lower guidance, increased costs, and concerns that the company may have to reduce its dividend payment. The Fund lost ground through positions in a number of food producers, including Campbell Soup Co.* and Conagra Brands, Inc.,* that were pressured by worries that rising input costs will compel them either to raise prices or suffer a hit to their profit margins.
Sector allocation was a net detractor for the year, reducing the positive impact from stock selection. The Fund was hurt by its overweight position in the defensive consumer staples sector, as well as its underweights in energy and financials. The two sectors were the best and third-best sector performers, respectively, in 2021. A zero weighting in real estate, which finished with the second-best return, also detracted from results.
We adjusted our approach during the course of the year. While in the past we sought to maintain approximately equal weightings in all of the portfolio’s holdings, we have introduced a new portfolio optimization process. The goal of this shift was to preserve the potential benefit from stock selection, while using more disciplined risk controls to reduce performance divergences in relation to the benchmark. One result of this process is that the portfolio’s sector weightings moved closer to those of the index.
The outlook for economic growth, corporate earnings, and global central bank policy, after supporting market performance for an extended period, became more murky late in 2021. Together with the emergence of new risk factors and valuations that are above the historical average, these factors indicate that broad-based market strength may no longer act as the proverbial rising tide that lifts all boats. Instead, we believe investors will start to place a greater emphasis on the fundamentals and valuations of individual companies — a trend we think could work in favor of the types of stocks we hold in the Fund.
Di Kumble, CFA, Senior Portfolio Manager Equity
John Moody, Portfolio Manager Equity
Portfolio Managers
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
4 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

Terms to Know
Russell 1000 Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000® Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Stock selection refers to the performance of the Fund’s holdings in a given sector relative to the sector as a whole.
Contribution and detraction incorporate both a stock’s total return and its weighting in the index.
Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.
*	Not held at December 31, 2021.
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 5

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/21	12/31/20
Common Stocks	100%	100%
Cash Equivalents	0%	0%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/21	12/31/20
Information Technology	30%	16%
Health Care	23%	25%
Financials	12%	5%
Consumer Discretionary	10%	12%
Consumer Staples	9%	24%
Communication Services	8%	11%
Industrials	5%	7%
Materials	2%	—
Energy	1%	—
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
6 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

Investment Portfolio	as of December 31, 2021
	Shares	Value ($)
Common Stocks 99.7%
Communication Services 8.0%
Interactive Media & Services 6.5%
Alphabet, Inc. "A"*	1,124	3,256,273
Meta Platforms, Inc. "A"*	19,802	6,660,402
		9,916,675
Media 1.5%
Fox Corp. "A"	50,549	1,865,258
ViacomCBS, Inc. "B"	12,365	373,176
		2,238,434
Consumer Discretionary 9.7%
Hotels, Restaurants & Leisure 0.6%
Boyd Gaming Corp.*	12,776	837,722
Household Durables 2.1%
D.R. Horton, Inc.	30,125	3,267,056
Internet & Direct Marketing Retail 1.1%
eBay, Inc.	26,072	1,733,788
Multiline Retail 2.4%
Dollar General Corp.	15,554	3,668,100
Specialty Retail 3.3%
AutoNation, Inc.*	7,795	910,846
AutoZone, Inc.*	679	1,423,449
Bath & Body Works, Inc.	6,423	448,261
Lowe's Companies, Inc.	8,352	2,158,825
		4,941,381
Textiles, Apparel & Luxury Goods 0.2%
Tapestry, Inc.	8,994	365,157
Consumer Staples 8.6%
Beverages 1.0%
Constellation Brands, Inc. "A"	5,923	1,486,495
Food & Staples Retailing 1.9%
Kroger Co.	64,487	2,918,682
Food Products 2.8%
J M Smucker Co.	20,998	2,851,948
Tyson Foods, Inc. "A"	15,839	1,380,527
		4,232,475
Tobacco 2.9%
Altria Group, Inc.	38,535	1,826,174
Philip Morris International, Inc.	27,933	2,653,635
		4,479,809
Energy 1.1%
Oil, Gas & Consumable Fuels
ONEOK, Inc.	7,191	422,543
Pioneer Natural Resources Co.	4,415	803,000
Williams Companies, Inc.	15,462	402,631
		1,628,174
	Shares	Value ($)
Financials 11.7%
Banks 4.8%
Bank of America Corp.	40,852	1,817,506
Citigroup, Inc.	9,940	600,277
JPMorgan Chase & Co.	15,921	2,521,090
U.S. Bancorp.	41,154	2,311,620
		7,250,493
Capital Markets 3.6%
Bank of New York Mellon Corp.	46,427	2,696,480
Northern Trust Corp.	4,231	506,070
State Street Corp.	24,340	2,263,620
		5,466,170
Consumer Finance 3.3%
Capital One Financial Corp.	16,486	2,391,954
Discover Financial Services	9,269	1,071,125
Synchrony Financial	33,928	1,573,920
		5,036,999
Health Care 22.6%
Biotechnology 5.9%
AbbVie, Inc.	30,388	4,114,535
Biogen, Inc.*	2,683	643,705
Gilead Sciences, Inc.	5,503	399,573
Regeneron Pharmaceuticals, Inc.*	6,043	3,816,276
		8,974,089
Health Care Providers & Services 5.4%
HCA Healthcare, Inc.	5,979	1,536,125
Laboratory Corp. of America Holdings*	8,248	2,591,604
McKesson Corp.	5,709	1,419,086
Quest Diagnostics, Inc.	12,881	2,228,542
Tenet Healthcare Corp.*	5,124	418,579
		8,193,936
Pharmaceuticals 11.3%
Bristol-Myers Squibb Co.	96,976	6,046,454
Johnson & Johnson	37,643	6,439,588
Pfizer, Inc.	80,568	4,757,540
		17,243,582
Industrials 5.3%
Air Freight & Logistics 3.0%
Expeditors International of Washington, Inc. (a)	33,824	4,542,225
Industrial Conglomerates 1.5%
3M Co.	12,910	2,293,203
Machinery 0.6%
Stanley Black & Decker, Inc.	4,597	867,086
Professional Services 0.2%
ManpowerGroup, Inc.	4,015	390,780

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 7

	Shares	Value ($)
Information Technology 30.3%
Communications Equipment 2.1%
Cisco Systems, Inc.	50,043	3,171,225
Electronic Equipment, Instruments & Components 1.1%
Flex Ltd.*	22,165	406,284
Jabil, Inc.	18,934	1,332,007
		1,738,291
IT Services 6.3%
Amdocs Ltd.	41,485	3,104,738
Cognizant Technology Solutions Corp. "A"	35,264	3,128,622
International Business Machines Corp.	24,735	3,306,080
		9,539,440
Semiconductors & Semiconductor Equipment 10.4%
Applied Materials, Inc.	17,129	2,695,420
Broadcom, Inc.	6,213	4,134,192
KLA Corp.	3,245	1,395,707
Lam Research Corp.	1,936	1,392,274
Micron Technology, Inc.	18,307	1,705,297
QUALCOMM, Inc.	12,430	2,273,074
Skyworks Solutions, Inc.	9,769	1,515,563
Teradyne, Inc.	4,564	746,351
		15,857,878
Software 7.2%
Microsoft Corp.	2,798	941,023
Oracle Corp.	29,990	2,615,428
SS&C Technologies Holdings, Inc.	89,666	7,350,819
		10,907,270
Technology Hardware, Storage & Peripherals 3.2%
Apple, Inc.	21,453	3,809,409
Hewlett Packard Enterprise Co.	25,227	397,830
HP, Inc.	15,605	587,840
		4,795,079
	Shares	Value ($)
Materials 2.4%
Chemicals 0.6%
Olin Corp.	16,421	944,536
Containers & Packaging 0.6%
Amcor PLC	44,845	538,588
Westrock Co.	8,677	384,912
		923,500
Metals & Mining 1.2%
Nucor Corp.	15,138	1,728,003
Total Common Stocks (Cost $130,981,233)		151,577,733
Securities Lending Collateral 0.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c) (Cost $763,000)	763,000	763,000
Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 0.05% (b) (Cost $572,173)	572,173	572,173
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $132,316,406)	100.6	152,912,906
Other Assets and Liabilities, Net	(0.6)	(900,307)
Net Assets	100.0	152,012,599
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2021	Value ($) at 12/31/2021
Securities Lending Collateral 0.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c)
4,309,705	—	3,546,705 (d)	—	—	1,268	—	763,000	763,000
Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 0.05% (b)
621,226	13,463,621	13,512,674	—	—	255	—	572,173	572,173
4,930,931	13,463,621	17,059,379	—	—	1,523	—	1,335,173	1,335,173
*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2021 amounted to $752,024, which is 0.5% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2021.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 151,577,733	$ —	$ —	$ 151,577,733
Short-Term Investments (a)	1,335,173	—	—	1,335,173
Total	$ 152,912,906	$ —	$ —	$ 152,912,906
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 9

Statement of Assets and Liabilities
as of December 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $130,981,233) — including $752,024 of securities loaned	$ 151,577,733
Investment in DWS Government & Agency Securities Portfolio (cost $763,000)*	763,000
Investment in DWS Central Cash Management Government Fund (cost $572,173)	572,173
Cash	18,543
Receivable for Fund shares sold	2,959
Dividends receivable	152,685
Interest receivable	60
Other assets	3,017
Total assets	153,090,170
Liabilities
Payable upon return of securities loaned	763,000
Payable for Fund shares redeemed	158,352
Accrued management fee	59,285
Accrued Trustees' fees	2,145
Other accrued expenses and payables	94,789
Total liabilities	1,077,571
Net assets, at value	$ 152,012,599
Net Assets Consist of
Distributable earnings (loss)	24,696,553
Paid-in capital	127,316,046
Net assets, at value	$ 152,012,599
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($148,770,985 ÷ 9,269,906 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 16.05
Class B
Net Asset Value, offering and redemption price per share ($3,241,614 ÷ 201,242 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 16.11
*	Represents collateral on securities loaned.
Statement of Operations
for the year ended December 31, 2021

Investment Income
Income:
Dividends	$ 3,388,418
Income distributions — DWS Central Cash Management Government Fund	255
Securities lending income, net of borrower rebates	1,268
Total income	3,389,941
Expenses:
Management fee	873,762
Administration fee	141,258
Record keeping fee (Class B)	1,994
Distribution service fee (Class B)	8,229
Custodian fee	4,004
Professional fees	75,842
Reports to shareholders	28,782
Trustees' fees and expenses	5,961
Other	6,428
Total expenses before expense reductions	1,146,260
Expense reductions	(108,496)
Total expenses after expense reductions	1,037,764
Net investment income	2,352,177
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	18,442,647
Change in net unrealized appreciation (depreciation) on investments	13,221,244
Net gain (loss)	31,663,891
Net increase (decrease) in net assets resulting from operations	$34,016,068

The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 2,352,177	$ 2,848,860
Net realized gain (loss)	18,442,647	(16,282,685)
Change in net unrealized appreciation (depreciation)	13,221,244	(5,587,930)
Net increase (decrease) in net assets resulting from operations	34,016,068	(19,021,755)
Distributions to shareholders:
Class A	(2,764,720)	(9,467,191)
Class B	(57,047)	(221,204)
Total distributions	(2,821,767)	(9,688,395)
Fund share transactions:
Class A
Proceeds from shares sold	2,809,896	6,978,119
Reinvestment of distributions	2,764,720	9,467,191
Payments for shares redeemed	(16,851,304)	(11,817,632)
Net increase (decrease) in net assets from Class A share transactions	(11,276,688)	4,627,678
Class B
Proceeds from shares sold	275,751	784,815
Reinvestment of distributions	57,047	221,204
Payments for shares redeemed	(927,960)	(873,871)
Net increase (decrease) in net assets from Class B share transactions	(595,162)	132,148
Increase (decrease) in net assets	19,322,451	(23,950,324)
Net assets at beginning of period	132,690,148	156,640,472
Net assets at end of period	$152,012,599	$132,690,148

Other Information
Class A
Shares outstanding at beginning of period	10,025,875	9,489,452
Shares sold	195,672	567,975
Shares issued to shareholders in reinvestment of distributions	194,562	895,666
Shares redeemed	(1,146,203)	(927,218)
Net increase (decrease) in Class A shares	(755,969)	536,423
Shares outstanding at end of period	9,269,906	10,025,875
Class B
Shares outstanding at beginning of period	240,926	226,957
Shares sold	19,004	65,344
Shares issued to shareholders in reinvestment of distributions	3,989	20,809
Shares redeemed	(62,677)	(72,184)
Net increase (decrease) in Class B shares	(39,684)	13,969
Shares outstanding at end of period	201,242	240,926
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 11

Financial Highlights
DWS CROCI® U.S. VIP — Class A
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$12.92	$16.12	$13.46	$16.64	$13.75
Income (loss) from investment operations:
Net investment income[a]	.24	.28	.31	.29	.24
Net realized and unrealized gain (loss)	3.17	(2.47)	3.92	(1.89)	2.88
Total from investment operations	3.41	(2.19)	4.23	(1.60)	3.12
Less distributions from:
Net investment income	(.28)	(.31)	(.30)	(.41)	(.23)
Net realized gains	—	(.70)	(1.27)	(1.17)	—
Total distributions	(.28)	(1.01)	(1.57)	(1.58)	(.23)
Net asset value, end of period	$16.05	$12.92	$16.12	$13.46	$16.64
Total Return (%)[b]	26.69	(12.16)	32.95	(10.50)	22.88 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	149	130	153	125	153
Ratio of expenses before expense reductions (%)[d]	.78	.84	.84	.84	.82
Ratio of expenses after expense reductions (%)[d]	.71	.69	.70	.72	.72
Ratio of net investment income (%)	1.62	2.28	2.13	1.89	1.59
Portfolio turnover rate (%)	99	122	111	100	97
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.
[d]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.
12 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

DWS CROCI® U.S. VIP — Class B
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$12.97	$16.17	$13.50	$16.67	$13.78
Income (loss) from investment operations:
Net investment income[a]	.19	.24	.27	.24	.20
Net realized and unrealized gain (loss)	3.19	(2.47)	3.92	(1.88)	2.87
Total from investment operations	3.38	(2.23)	4.19	(1.64)	3.07
Less distributions from:
Net investment income	(.24)	(.27)	(.25)	(.36)	(.18)
Net realized gains	—	(.70)	(1.27)	(1.17)	—
Total distributions	(.24)	(.97)	(1.52)	(1.53)	(.18)
Net asset value, end of period	$16.11	$12.97	$16.17	$13.50	$16.67
Total Return (%)[b]	26.27	(12.41)	32.49	(10.71)	22.45 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	4	3	4
Ratio of expenses before expense reductions (%)[d]	1.10	1.16	1.16	1.16	1.15
Ratio of expenses after expense reductions (%)[d]	1.02	1.00	1.02	1.04	1.03
Ratio of net investment income (%)	1.33	1.96	1.82	1.55	1.31
Portfolio turnover rate (%)	99	122	111	100	97
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.
[d]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 13

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS CROCI® U.S. VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at
14 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.04% annualized effective rate as of December 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2021, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 15

At December 31, 2021, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 2,815,712
Undistributed long-term capital gains	$ 1,418,022
Net unrealized appreciation (depreciation) on investments	$ 20,462,819
At December 31, 2021, the aggregate cost of investments for federal income tax purposes was $132,450,087. The net unrealized appreciation for all investments based on tax cost was $20,462,819. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $22,153,749 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,690,930.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2021	2020
Distributions from ordinary income*	$ 2,821,767	$ 9,688,395
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the year ended December 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $142,481,030 and $153,084,438, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
16 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.600%
Next $750 million	.575%
Next $1.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Next $2.5 billion	.475%
Next $2.5 billion	.450%
Over $12.5 billion	.425%
Accordingly, for the year ended December 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.60% of the Fund’s average daily net assets.
For the period from January 1, 2021 through April 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.69%
Class B	1.00%
For the period from May 1, 2021 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.75%
Class B	1.06%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.65%
Class B	.97%
For the year ended December 31, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 105,833
Class B	2,663
$ 108,496
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2021, the Administration Fee was $141,258, of which $12,244 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 17

shareholder servicing fee it receives from the Fund. For the year ended December 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2021
Class A	$ 497	$ 83
Class B	300	50
	$ 797	$ 133
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2021, the Distribution Service Fee aggregated $8,229, of which $673 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,244, of which $362 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $95.
D.	Ownership of the Fund
At December 31, 2021, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 58% and 37%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 54% and 19%, respectively.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2021.
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low
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vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS CROCI® U.S. VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS CROCI® U.S. VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 15, 2022
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Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2021 to December 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2021

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,099.30	$ 1,097.40
Expenses Paid per $1,000*	$ 3.70	$ 5.39
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,021.68	$ 1,020.06
Expenses Paid per $1,000*	$ 3.57	$ 5.19
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	.70%	1.02%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
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Tax Information	(Unaudited)
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2021, qualified for the dividends received deduction.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,560,000 as capital gain dividends for its year ended December 31, 2021.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
22 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® U.S. VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the
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one-, three- and five-year periods ended December 31, 2020. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted changes in the Fund’s management process that were made effective May 25, 2021. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that, effective October 1, 2020, in connection with the 2020 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.05%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public
24 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 25

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
26 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 27

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
28 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

Notes

Notes

Notes

VS2CUS-2 (R-025833-11 2/22)

December 31, 2021
Annual Report
Deutsche DWS Variable Series II

DWS Global Income Builder VIP

Contents
3	Performance Summary
5	Management Summary
7	Portfolio Summary
8	Investment Portfolio
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Financial Highlights
26	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Information About Your Fund's Expenses
37	Tax Information
37	Proxy Voting
38	Advisory Agreement Board Considerations and Fee Evaluation
41	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Performance Summary	December 31, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 0.64% and 1.10% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 27 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.
The Blended Index 60/40 consists of an equally weighted blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index (name changed from Bloomberg Barclays U.S. Universal Index, effective August 24, 2021).
Bloomberg U.S. Universal Index (name changed from Bloomberg Barclays U.S. Universal Index, effective August 24, 2021) measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Global Income Builder VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,095	$14,437	$15,535	$22,374
	Average annual total return	10.95%	13.02%	9.21%	8.39%
MSCI All Country World Index	Growth of $10,000	$11,854	$17,446	$19,592	$30,649
	Average annual total return	18.54%	20.38%	14.40%	11.85%
Blended Index 60/40	Growth of $10,000	$11,043	$15,022	$16,391	$22,856
	Average annual total return	10.43%	14.53%	10.39%	8.62%
Bloomberg U.S. Universal Index	Growth of $10,000	$9,890	$11,627	$12,072	$13,846
	Average annual total return	–1.10%	5.15%	3.84%	3.31%

Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 3

Comparative Results
DWS Global Income Builder VIP		1-Year	3-Year	Life of Class*
Class B	Growth of $10,000	$11,056	$14,318	$13,464
	Average annual total return	10.56%	12.71%	8.45%
MSCI All Country World Index	Growth of $10,000	$11,854	$17,446	$15,806
	Average annual total return	18.54%	20.38%	13.30%
Blended Index 60/40	Growth of $10,000	$11,043	$15,022	$14,281
	Average annual total return	10.43%	14.53%	13.84%
Bloomberg U.S. Universal Index	Growth of $10,000	$9,890	$11,627	$11,842
	Average annual total return	–1.10%	5.15%	4.72%
The growth of $10,000 is cumulative.
*	Class B commenced operations on May 1, 2018.
4 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Management Summary	December 31, 2021 (Unaudited)
The Fund returned 10.95% during the 12 months ended December 31, 2021 (Class A shares, unadjusted for contract charges), in line with the 10.43% return of its benchmark, the Blended Index 60/40. The index consists of a blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index. The two indexes returned 18.54% and -1.10%, respectively.
The wide gap between the returns for stocks and bonds reflects the impressive rebound in global growth. As the rollout of COVID-19 vaccines led to a gradual resumption of normal business conditions, economic growth and corporate earnings both accelerated from their depressed levels of 2020. While this environment boosted investors’ appetite for risk and led to strong gains for equities, it also contributed to increasing inflation and a shift toward tighter monetary policy by the world’s central banks. These developments weighed on the prices of global government bonds, but credit-oriented market segments — which tend to benefit from improving growth — held up reasonably well.
All segments of the Fund — equities, fixed income, and alternatives — posted positive absolute returns in 2021. In terms of relative performance, we generated the strongest results in the bond portfolio due to the combination of asset allocation and issuer selection. The portfolio was overweight in high-yield bonds, emerging-market debt, asset-backed securities, and commercial mortgage-backed securities, and it was underweight in U.S. Treasuries, investment-grade corporates and agency mortgage-backed securities. Overall, this positioning was well suited to capture the key trends in the bond market over the past year. Security selection in fixed income contributed, as well.
The stock portfolio slightly outperformed the equity benchmark, due largely to positive stock selection and an underweight position in China.
We retained a modest allocation to alternative assets through positions in preferred stocks and convertible securities. We invest in these categories as a way to generate income with lower interest-rate risk than bonds. While this aspect of our strategy was a small detractor in 2021, we see it as an important component of longer-term diversification.
The Fund used derivatives during the past 12 months, with a small, adverse effect on results. Derivatives are used to achieve the Fund’s risk and return objectives and should be evaluated within the context of the entire portfolio rather than as a standalone strategy.
We maintained the Fund's core positioning over the past 12 months, while making some modest changes at the margin. We reduced the extent of the overweight in stocks late in the period, and we brought the equity portfolio's geographic weightings more closely in line with the benchmark. Believing rising interest rates, higher inflation, supply-chain disruptions, and political uncertainty all represented sources of potential market volatility, we believe it was prudent to reduce overall portfolio risk. With respect to the bond portfolio, our concerns about the Fed also formed the basis for our decision to minimize interest-rate sensitivity and maintain a focus on the credit sectors. We remained underweight in bonds, since we hold the allocation to alternatives in lieu of fixed income.
We anticipate a low-return environment in the year ahead, reflecting stocks’ elevated valuations and the low yields in the bond market. We therefore see value in a flexible strategy that can seek opportunities across a wide range of asset classes and geographies, rather than one that is tied to the increasingly top-heavy U.S. equities indexes. In addition, we believe our approach allows us to use volatility to capture values and rotate away from areas where we see higher risk.
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions
Di Kumble, CFA, Senior Portfolio Manager Equity
Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income
Scott Agi, CFA, Head of Investment Strategy Fixed Income
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Portfolio Managers
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 5

Terms to Know
Blended Index 60/40 consists of an equally weighted blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index.
MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 27 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.
Bloomberg U.S. Universal Index (name changed from Bloomberg Barclays U.S. Universal Index, effective August 24, 2021)measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Contribution and detraction incorporate both an investment's total return and its weighting in the Fund.
Convertible securities are bonds that can be exchanged for equity at a pre-stated price. Convertibles generally offer higher income than is available from a common stock, but more appreciation potential than bonds.
Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.
Derivatives are contracts whose value is based on the performance of an underlying financial asset. Derivatives afford leverage, but when used by investors who are able to handle the inherent risks, can enhance returns or protect a portfolio. Derivatives experience significant losses if the underlying security moves contrary to the investor’s expectations.
Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.
6 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/21	12/31/20
Equity	65%	64%
Common Stocks	60%	57%
Exchange-Traded Funds	3%	3%
Preferred Stocks	2%	4%
Warrants	0%	0%
Fixed Income	32%	34%
Corporate Bonds	23%	15%
Asset-Backed	3%	5%
Collateralized Mortgage Obligations	2%	3%
Commercial Mortgage-Backed Securities	2%	4%
Short-Term U.S. Treasury Obligations	1%	2%
Government & Agency Obligations	1%	1%
Mortgage-Backed Securities Pass-Throughs	0%	4%
Cash Equivalents	3%	2%
Cash Equivalents	3%	2%
	100%	100%
Sector Diversification (As a % of Equities, Preferred Securities, Warrants and Corporate Bonds)	12/31/21	12/31/20
Financials	23%	19%
Information Technology	20%	20%
Communication Services	10%	10%
Health Care	9%	9%
Consumer Discretionary	8%	9%
Industrials	6%	7%
Energy	6%	5%
Utilities	5%	6%
Consumer Staples	5%	6%
Materials	4%	5%
Real Estate	4%	4%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	12/31/21	12/31/20
United States	63%	63%
Japan	5%	5%
United Kingdom	4%	3%
Canada	4%	3%
Switzerland	3%	3%
Germany	2%	2%
France	2%	1%
Netherlands	2%	1%
Ireland	1%	2%
Australia	1%	2%
Cayman Islands	1%	1%
Hong Kong	0%	2%
Other	12%	12%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 8.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 7

Investment Portfolio	as of December 31, 2021
	Shares	Value ($)
Common Stocks 61.1%
Communication Services 5.6%
Diversified Telecommunication Services 1.8%
BCE, Inc.	4,450	231,515
Deutsche Telekom AG (Registered)	11,803	218,531
Koninklijke KPN NV	52,614	163,542
Nippon Telegraph & Telephone Corp.	6,646	182,056
Orange SA	17,750	190,056
Swisscom AG (Registered)	425	239,734
Telenor ASA	11,061	174,032
Telia Co. AB	55,732	218,091
Telstra Corp., Ltd.	70,452	214,046
TELUS Corp.	7,778	183,175
Verizon Communications, Inc.	6,894	358,212
		2,372,990
Entertainment 0.8%
Activision Blizzard, Inc.	1,136	75,578
AMC Entertainment Holdings, Inc. "A"*	500	13,600
Netflix, Inc.*	400	240,976
Nintendo Co., Ltd.	556	259,336
Sea Ltd. (ADR)*	900	201,339
Walt Disney Co.*	1,500	232,335
		1,023,164
Interactive Media & Services 2.1%
Alphabet, Inc. "A"*	299	866,215
Alphabet, Inc. "C"*	288	833,354
Match Group, Inc.*	1,400	185,150
Meta Platforms, Inc. "A"*	2,400	807,240
Zillow Group, Inc. "A"*	900	55,998
Zillow Group, Inc. "C"* (a)	1,000	63,850
		2,811,807
Media 0.3%
Comcast Corp. "A"	3,738	188,134
Interpublic Group of Companies, Inc.	3,992	149,500
		337,634
Wireless Telecommunication Services 0.6%
KDDI Corp.	6,541	190,926
SoftBank Corp.	15,101	191,221
Tele2 AB "B"	15,678	223,724
Vodafone Group PLC	169,457	256,440
		862,311
Consumer Discretionary 5.3%
Auto Components 0.4%
Bridgestone Corp.	4,700	202,272
	Shares	Value ($)
Denso Corp.	2,852	236,335
Magna International, Inc.	2,000	161,825
		600,432
Automobiles 0.7%
Honda Motor Co., Ltd.	5,000	141,632
Tesla, Inc.*	502	530,503
Toyota Motor Corp.	11,090	203,572
		875,707
Hotels, Restaurants & Leisure 0.9%
Booking Holdings, Inc.*	3	7,198
Evolution AB 144A	1,047	148,413
McDonald's Corp.	1,110	297,558
Restaurant Brands International, Inc.	1,812	109,870
Starbucks Corp.	2,289	267,744
Yum! Brands, Inc.	2,151	298,688
		1,129,471
Household Durables 0.2%
Garmin Ltd.	1,042	141,889
Sekisui House Ltd.	6,626	142,170
		284,059
Internet & Direct Marketing Retail 1.2%
Amazon.com, Inc.*	487	1,623,824
Prosus NV	163	13,604
		1,637,428
Multiline Retail 0.4%
Target Corp.	1,041	240,929
Wesfarmers Ltd.	6,085	262,191
		503,120
Specialty Retail 1.2%
Best Buy Co., Inc.	1,475	149,860
Home Depot, Inc.	1,112	461,491
Industria de Diseno Textil SA	10,957	355,343
Lowe's Companies, Inc.	1,139	294,409
TJX Companies, Inc.	3,700	280,904
		1,542,007
Textiles, Apparel & Luxury Goods 0.3%
LVMH Moet Hennessy Louis Vuitton SE	209	172,857
NIKE, Inc. "B"	1,400	233,338
		406,195
Consumer Staples 3.8%
Beverages 0.5%
Coca-Cola Co.	5,382	318,668
Diageo PLC	115	6,281
PepsiCo, Inc.	2,006	348,463
		673,412

The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

	Shares	Value ($)
Food & Staples Retailing 1.2%
Costco Wholesale Corp.	400	227,080
J Sainsbury PLC	41,118	153,384
Koninklijke Ahold Delhaize NV	5,133	175,928
Sysco Corp.	2,400	188,520
Tesco PLC	56,417	221,456
Walgreens Boots Alliance, Inc.	3,920	204,467
Walmart, Inc.	1,643	237,726
Woolworths Group Ltd.	5,160	142,693
		1,551,254
Food Products 0.8%
General Mills, Inc.	2,762	186,103
Kellogg Co.	2,270	146,233
Kraft Heinz Co.	5,280	189,552
Nestle SA (Registered)	2,278	318,818
Wilmar International Ltd.	45,939	141,602
		982,308
Household Products 0.5%
Colgate-Palmolive Co.	1,255	107,102
Kimberly-Clark Corp.	1,055	150,780
Procter & Gamble Co.	2,240	366,419
		624,301
Personal Products 0.2%
L'Oreal SA	39	18,516
Unilever PLC	5,427	290,528
		309,044
Tobacco 0.6%
Japan Tobacco, Inc.	21,200	428,155
Philip Morris International, Inc.	4,002	380,190
		808,345
Energy 2.5%
Oil, Gas & Consumable Fuels
Chevron Corp.	3,153	370,005
Enbridge, Inc.	6,800	265,614
Eni SpA	15,612	216,782
Exxon Mobil Corp.	6,800	416,092
Kinder Morgan, Inc.	13,900	220,454
ONEOK, Inc.	3,200	188,032
Pembina Pipeline Corp.	6,200	188,066
Reliance Industries Ltd. 144A, (GDR)	917	58,642
Repsol SA	11,610	137,934
TC Energy Corp.	4,695	218,354
TotalEnergies SE	11,989	609,357
Valero Energy Corp.	2,500	187,775
Williams Companies, Inc.	8,200	213,528
		3,290,635
Financials 10.0%
Banks 4.4%
Bank of America Corp.	5,900	262,491
	Shares	Value ($)
Bank of Montreal	2,184	235,139
Bank of Nova Scotia	2,415	170,966
BOC Hong Kong Holdings Ltd.	61,163	200,529
Canadian Imperial Bank of Commerce	1,820	212,150
Citigroup, Inc.	3,700	223,443
Citizens Financial Group, Inc.	3,146	148,649
Commonwealth Bank of Australia	3,160	232,125
Credit Agricole SA	13,835	197,659
Fifth Third Bancorp.	4,100	178,555
Hang Seng Bank Ltd.	8,894	162,640
HSBC Holdings PLC	61,019	370,519
Huntington Bancshares, Inc.	10,776	166,166
ICICI Bank Ltd. (ADR)	900	17,811
Japan Post Bank Co., Ltd.	17,300	158,531
JPMorgan Chase & Co.	2,545	403,001
KeyCorp.	9,214	213,120
Mediobanca Banca di Credito Finanziario SpA	13,646	156,780
Mizuho Financial Group, Inc.	11,835	150,508
Oversea-Chinese Banking Corp., Ltd.	17,967	152,063
PNC Financial Services Group, Inc.	799	160,215
Regions Financial Corp.	12,294	268,009
Sumitomo Mitsui Financial Group, Inc.	5,373	183,876
Toronto-Dominion Bank	4,610	353,435
Truist Financial Corp.	2,980	174,479
U.S. Bancorp.	4,120	231,420
United Overseas Bank Ltd.	9,882	197,217
Wells Fargo & Co.	2,000	95,960
Westpac Banking Corp.	9,824	152,477
		5,829,933
Capital Markets 2.0%
Apollo Global Management, Inc. (a)	2,856	206,860
BlackRock, Inc.	237	216,988
Blackstone, Inc.	8,933	1,155,841
Charles Schwab Corp.	400	33,640
CME Group, Inc.	1,200	274,152
Daiwa Securities Group, Inc.	27,400	154,473
Franklin Resources, Inc.	5,018	168,053
Nomura Holdings, Inc.	33,600	146,324
Partners Group Holding AG	130	214,425
		2,570,756
Consumer Finance 0.0%
American Express Co.	100	16,360
Diversified Financial Services 0.1%
ORIX Corp.	8,439	171,797
Insurance 3.5%
Allianz SE (Registered)	1,253	295,511
Assicurazioni Generali SpA	10,358	219,297
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 9

	Shares	Value ($)
AXA SA	8,676	259,063
Japan Post Holdings Co., Ltd.	15,400	120,125
Legal & General Group PLC	60,553	243,337
Manulife Financial Corp.	10,007	190,734
MS&AD Insurance Group Holdings, Inc.	13,598	418,855
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,333	985,642
NN Group NV	2,842	154,590
Progressive Corp.	2,800	287,420
Prudential Financial, Inc.	2,164	234,231
Sampo Oyj "A"	5,348	268,023
Sompo Holdings, Inc.	2,982	125,697
Swiss Re AG	2,694	266,364
Tokio Marine Holdings, Inc.	3,200	177,792
Zurich Insurance Group AG	674	295,544
		4,542,225
Health Care 6.4%
Biotechnology 1.0%
AbbVie, Inc.	3,660	495,564
Amgen, Inc.	1,292	290,661
CSL Ltd.	65	13,754
Gilead Sciences, Inc.	4,126	299,589
Seagen, Inc.*	1,100	170,060
		1,269,628
Health Care Equipment & Supplies 0.7%
Abbott Laboratories	2,058	289,643
Coloplast AS "B"	1,116	196,208
Danaher Corp.	600	197,406
Intuitive Surgical, Inc.*	100	35,930
Medtronic PLC	1,489	154,037
		873,224
Health Care Providers & Services 0.5%
Anthem, Inc.	100	46,354
CVS Health Corp.	2,169	223,754
UnitedHealth Group, Inc.	894	448,913
		719,021
Health Care Technology 0.1%
M3, Inc.	1,914	96,238
Life Sciences Tools & Services 0.1%
Thermo Fisher Scientific, Inc.	300	200,172
Pharmaceuticals 4.0%
Astellas Pharma, Inc.	20,810	338,544
AstraZeneca PLC	2,387	279,551
Bayer AG (Registered)	4,474	239,465
Bristol-Myers Squibb Co.	4,939	307,947
Canopy Growth Corp.*	600	5,237
Chugai Pharmaceutical Co., Ltd.	5,117	166,260
Eisai Co., Ltd.	5,000	285,186
Eli Lilly & Co.	1,279	353,285
	Shares	Value ($)
GlaxoSmithKline PLC	17,076	370,803
Johnson & Johnson	2,156	368,827
Merck & Co., Inc.	4,786	366,799
Novartis AG (Registered)	4,304	378,025
Novo Nordisk AS "B"	2,990	336,650
Pfizer, Inc.	9,167	541,311
Roche Holding AG (Genusschein)	945	392,749
Sanofi	2,520	253,744
Takeda Pharmaceutical Co., Ltd.	7,873	214,833
		5,199,216
Industrials 4.1%
Aerospace & Defense 0.4%
BAE Systems PLC	24,883	184,964
Boeing Co.*	300	60,396
Lockheed Martin Corp.	400	142,164
Raytheon Technologies Corp.	2,115	182,017
		569,541
Air Freight & Logistics 0.5%
Deutsche Post AG (Registered)	3,765	241,556
United Parcel Service, Inc. "B"	1,602	343,373
		584,929
Building Products 0.1%
Xinyi Glass Holdings Ltd.	52,525	131,275
Commercial Services & Supplies 0.0%
Quad Graphics, Inc.*	2	8
Construction & Engineering 0.1%
Bouygues SA	3,936	141,165
Electrical Equipment 0.4%
ABB Ltd. (Registered)	5,893	225,053
Ballard Power Systems, Inc.*	500	6,281
Eaton Corp. PLC	1,016	175,585
Emerson Electric Co.	1,626	151,169
Plug Power, Inc.*	300	8,469
Sunrun, Inc.*	100	3,430
		569,987
Industrial Conglomerates 0.4%
3M Co.	1,104	196,104
Honeywell International, Inc.	699	145,748
Siemens AG (Registered)	1,388	239,804
		581,656
Machinery 0.9%
Caterpillar, Inc.	1,300	268,762
Cummins, Inc.	579	126,303
Deere & Co.	100	34,289
Kone Oyj "B"	7,734	553,737
Sandvik AB	6,014	167,391
		1,150,482
The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

	Shares	Value ($)
Marine 0.1%
SITC International Holdings Co., Ltd.	44,000	159,248
Professional Services 0.2%
Adecco Group AG (Registered)	2,572	131,075
Thomson Reuters Corp.	1,373	164,191
		295,266
Road & Rail 0.2%
Union Pacific Corp.	941	237,066
Trading Companies & Distributors 0.8%
Fastenal Co.	4,518	289,423
ITOCHU Corp.	5,771	176,617
Mitsubishi Corp.	5,909	188,004
Mitsui & Co., Ltd.	7,605	180,098
Sumitomo Corp.	12,338	182,766
		1,016,908
Information Technology 16.5%
Communications Equipment 0.5%
Cisco Systems, Inc.	7,724	489,470
Telefonaktiebolaget LM Ericsson "B"	12,074	132,452
		621,922
Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	5,005	186,336
Keyence Corp.	200	125,557
TE Connectivity Ltd.	1,099	177,313
		489,206
IT Services 3.0%
Accenture PLC "A"	510	211,420
Adyen NV 144A*	65	170,910
Automatic Data Processing, Inc.	841	207,374
Block, Inc. "A"*	1,358	219,331
Cloudflare, Inc. "A"*	1,200	157,800
Fujitsu Ltd.	839	143,380
Infosys Ltd. (ADR)	11,700	296,127
International Business Machines Corp.	2,602	347,783
Mastercard, Inc. "A"	676	242,900
MongoDB, Inc.* (a)	500	264,675
Paychex, Inc.	3,695	504,367
PayPal Holdings, Inc.*	965	181,980
Shopify, Inc. "A"*	272	374,513
Snowflake, Inc. "A"*	100	33,875
Twilio, Inc. "A"*	607	159,847
Visa, Inc. "A"	1,400	303,394
Western Union Co.	4,064	72,502
		3,892,178
	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.7%
Advanced Micro Devices, Inc.*	3,100	446,090
Analog Devices, Inc.	1,144	201,081
Applied Materials, Inc.	1,609	253,192
ASE Technology Holding Co., Ltd. (ADR)	30,800	240,548
ASML Holding NV	274	219,479
Broadcom, Inc.	949	631,474
Enphase Energy, Inc.*	855	156,414
Intel Corp.	6,271	322,957
KLA Corp.	479	206,023
Lam Research Corp.	256	184,102
Lasertec Corp.	600	182,977
Marvell Technology, Inc.	3,400	297,466
Micron Technology, Inc.	3,000	279,450
Monolithic Power Systems, Inc.	700	345,331
NVIDIA Corp.	2,548	749,392
QUALCOMM, Inc.	3,784	691,980
Skyworks Solutions, Inc.	712	110,460
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	4,700	565,457
Texas Instruments, Inc.	2,204	415,388
Tokyo Electron Ltd.	626	359,192
United Microelectronics Corp. (ADR) (a)	57,800	676,260
		7,534,713
Software 3.7%
Adobe, Inc.*	500	283,530
Autodesk, Inc.*	800	224,952
Crowdstrike Holdings, Inc. "A"*	961	196,765
Intuit, Inc.	430	276,585
Microsoft Corp.	7,766	2,611,861
Oracle Corp.	2,614	227,967
Palantir Technologies, Inc. "A"*	500	9,105
salesforce.com, Inc.*	800	203,304
SAP SE	1,056	149,167
ServiceNow, Inc.*	458	297,292
Trade Desk, Inc. "A"*	2,950	270,338
Zoom Video Communications, Inc. "A"*	733	134,806
		4,885,672
Technology Hardware, Storage & Peripherals 3.2%
Apple, Inc.	16,509	2,931,503
Canon, Inc.	7,300	177,627
Hewlett Packard Enterprise Co.	10,653	167,998
HP, Inc.	7,093	267,193
NetApp, Inc.	2,251	207,069
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 11

	Shares	Value ($)
Samsung Electronics Co., Ltd. (GDR)	133	219,317
Seagate Technology Holdings PLC	2,212	249,912
		4,220,619
Materials 2.7%
Chemicals 1.0%
Air Products & Chemicals, Inc.	488	148,479
BASF SE	4,629	326,003
Dow, Inc.	4,934	279,856
Linde PLC	406	140,651
LyondellBasell Industries NV "A"	2,200	202,906
Nutrien Ltd.	3,170	238,273
		1,336,168
Construction Materials 0.2%
Holcim Ltd.	3,979	203,361
Containers & Packaging 0.2%
Amcor PLC	15,393	184,870
International Paper Co.	3,031	142,396
		327,266
Metals & Mining 1.1%
Anglo American PLC	25,230	1,031,938
Antofagasta PLC	10,011	181,803
Freeport-McMoRan, Inc.	300	12,519
Newmont Corp.	2,800	173,656
		1,399,916
Paper & Forest Products 0.2%
UPM-Kymmene Oyj	8,350	317,313
Real Estate 1.7%
Equity Real Estate Investment Trusts (REITs) 1.6%
American Tower Corp.	100	29,250
Ascendas Real Estate Investment Trust	39,765	87,109
CapitaLand Integrated Commercial Trust	97,652	147,863
Crown Castle International Corp.	873	182,230
Digital Realty Trust, Inc.	1,200	212,244
Iron Mountain, Inc.	4,300	225,019
Medical Properties Trust, Inc.	10,492	247,926
Prologis, Inc.	918	154,554
Public Storage	489	183,160
Realty Income Corp.	3,548	254,001
VICI Properties, Inc. (a)	6,562	197,582
WP Carey, Inc.	1,897	155,649
		2,076,587
Real Estate Management & Development 0.1%
Sun Hung Kai Properties Ltd.	12,190	147,821
	Shares	Value ($)
Utilities 2.5%
Electric Utilities 1.5%
American Electric Power Co., Inc.	1,667	148,313
EDP - Energias de Portugal SA	36,418	200,325
Enel SpA	28,419	227,562
Fortum Oyj	7,199	220,690
Iberdrola SA	10,882	128,771
NextEra Energy, Inc.	1,958	182,799
PPL Corp.	7,335	220,490
Red Electrica Corp. SA (a)	8,455	183,326
Southern Co.	3,569	244,762
SSE PLC	7,511	167,495
		1,924,533
Gas Utilities 0.3%
APA Group (Units)	24,431	178,638
Snam SpA	34,781	209,631
		388,269
Multi-Utilities 0.7%
Consolidated Edison, Inc.	1,713	146,153
Dominion Energy, Inc.	2,104	165,290
E.ON SE	12,513	173,765
National Grid PLC	13,756	198,191
Public Service Enterprise Group, Inc.	2,469	164,757
Sempra Energy	959	126,857
		975,013
Total Common Stocks (Cost $59,627,173)		80,292,282
Preferred Stocks 2.4%
Consumer Discretionary 0.1%
Porsche Automobil Holding SE	1,575	149,248
Financials 1.6%
AGNC Investment Corp., 7.0%	14,427	370,919
Fifth Third Bancorp., Series I, 6.625%	10,000	278,400
KeyCorp., Series E, 6.125%	10,000	302,400
Morgan Stanley, Series K, 5.85%	10,000	290,900
The Goldman Sachs Group, Inc., Series J, 5.5%	17,000	449,650
Wells Fargo & Co., Series Y, 5.625%	15,000	384,600
		2,076,869
Real Estate 0.7%
Kimco Realty Corp., Series L, 5.125%	15,000	383,100
The accompanying notes are an integral part of the financial statements.
12 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

	Shares	Value ($)
Prologis, Inc., Series Q, 8.54%	164	10,106
Simon Property Group, Inc., Series J, 8.375%	8,000	552,080
		945,286
Total Preferred Stocks (Cost $3,144,188)		3,171,403
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (b) (Cost $30,284)	170	18,782
	Principal Amount ($) (c)	Value ($)
Corporate Bonds 23.4%
Communication Services 3.0%
America Movil SAB de CV, 4.375%, 4/22/2049 (a)	300,000	362,670
AT&T, Inc.:
2.25%, 2/1/2032	95,000	91,800
2.75%, 6/1/2031	60,000	61,215
3.65%, 6/1/2051	100,000	103,564
CCO Holdings LLC, 144A, 4.75%, 3/1/2030	100,000	104,000
Charter Communications Operating LLC:
2.25%, 1/15/2029	120,000	117,084
3.5%, 3/1/2042	120,000	116,387
3.7%, 4/1/2051	140,000	135,350
4.4%, 12/1/2061	100,000	103,451
CSC Holdings LLC:
144A, 3.375%, 2/15/2031	200,000	187,250
144A, 4.125%, 12/1/2030	200,000	195,250
144A, 4.5%, 11/15/2031	200,000	197,500
Discovery Communications LLC, 4.0%, 9/15/2055	40,000	42,259
Grupo Televisa SAB, 5.25%, 5/24/2049 (a)	300,000	376,011
Match Group Holdings II LLC:
144A, 3.625%, 10/1/2031	50,000	48,562
144A, 4.125%, 8/1/2030	175,000	176,750
Netflix, Inc.:
4.375%, 11/15/2026	100,000	110,750
5.875%, 11/15/2028	140,000	168,350
Sirius XM Radio, Inc., 144A, 3.125%, 9/1/2026	100,000	100,029
Tencent Holdings Ltd., REG S, 2.39%, 6/3/2030 (a)	300,000	293,924
T-Mobile U.S.A., Inc.:
2.625%, 4/15/2026	90,000	90,450
3.3%, 2/15/2051	125,000	122,081
3.375%, 4/15/2029	115,000	117,178
3.6%, 11/15/2060	25,000	24,763
	Principal Amount ($) (c)	Value ($)
4.375%, 4/15/2040	60,000	68,591
Verizon Communications, Inc.:
2.55%, 3/21/2031 (a)	70,000	70,624
2.65%, 11/20/2040	40,000	38,009
3.7%, 3/22/2061	100,000	108,422
ViacomCBS, Inc., 4.2%, 5/19/2032	163,000	183,858
Vodafone Group PLC, 5.125%, 6/4/2081	80,000	81,800
		3,997,932
Consumer Discretionary 1.5%
1011778 BC Unlimited Liability Co., 144A, 4.375%, 1/15/2028	225,000	229,500
Carnival Corp.:
144A, 5.75%, 3/1/2027	80,000	80,000
144A, 7.625%, 3/1/2026	97,000	101,680
Dollar General Corp., 4.125%, 4/3/2050	20,000	23,085
Ford Motor Co., 3.25%, 2/12/2032	210,000	215,040
Ford Motor Credit Co. LLC:
2.7%, 8/10/2026	230,000	232,012
2.9%, 2/16/2028	200,000	200,500
3.625%, 6/17/2031	240,000	252,644
General Motors Co., 5.4%, 4/1/2048	60,000	76,546
General Motors Financial Co., Inc.:
2.35%, 1/8/2031	80,000	77,873
2.7%, 6/10/2031	90,000	89,679
Hilton Domestic Operating Co., Inc.:
144A, 3.625%, 2/15/2032	225,000	223,817
144A, 4.0%, 5/1/2031	125,000	127,818
Royal Caribbean Cruises Ltd.:
144A, 4.25%, 7/1/2026	40,000	38,744
144A, 5.5%, 4/1/2028	50,000	50,578
		2,019,516
Consumer Staples 0.6%
Altria Group, Inc.:
3.7%, 2/4/2051	50,000	46,606
3.875%, 9/16/2046	20,000	19,345
Anheuser-Busch InBev Worldwide, Inc.:
4.439%, 10/6/2048	50,000	59,761
5.55%, 1/23/2049	121,000	167,399
BAT Capital Corp.:
2.726%, 3/25/2031 (a)	60,000	58,225
3.734%, 9/25/2040	61,000	58,593
JBS Finance Luxembourg Sarl, 144A, 2.5%, 1/15/2027	260,000	257,078
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 13

	Principal Amount ($) (c)	Value ($)
Keurig Dr Pepper, Inc., 3.8%, 5/1/2050	15,000	16,609
Sysco Corp., 3.15%, 12/14/2051	30,000	29,528
		713,144
Energy 2.4%
Cenovus Energy, Inc., 3.75%, 2/15/2052 (a)	60,000	60,146
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	200,000	221,660
Cheniere Energy Partners LP:
144A, 3.25%, 1/31/2032	40,000	40,400
4.5%, 10/1/2029	175,000	185,500
DCP Midstream Operating LP, 3.25%, 2/15/2032	70,000	70,525
Ecopetrol SA, 6.875%, 4/29/2030	300,000	334,878
Energy Transfer, L.P., 5.5%, 6/1/2027	100,000	114,065
Enterprise Products Operating LLC:
3.3%, 2/15/2053	90,000	89,513
4.2%, 1/31/2050	172,000	192,811
Hess Corp., 5.8%, 4/1/2047	70,000	89,428
MPLX LP, 2.65%, 8/15/2030	35,000	34,840
Petroleos Mexicanos, 144A, 6.7%, 2/16/2032	622,000	628,220
Plains All American Pipeline LP, 3.8%, 9/15/2030	50,000	52,212
Saudi Arabian Oil Co.:
144A, 2.25%, 11/24/2030	625,000	607,781
REG S, 3.5%, 4/16/2029	300,000	320,625
Southwestern Energy Co., 4.75%, 2/1/2032	50,000	52,655
Williams Companies, Inc., 3.5%, 10/15/2051	50,000	50,512
		3,145,771
Financials 8.2%
AerCap Ireland Capital DAC:
3.0%, 10/29/2028	150,000	152,120
3.15%, 2/15/2024	150,000	154,710
3.4%, 10/29/2033	150,000	152,717
4.625%, 10/15/2027	150,000	165,931
Air Lease Corp.:
3.0%, 2/1/2030	142,000	141,730
4.125%, Perpetual (d)	400,000	397,000
Aircastle Ltd., 144A, 5.25%, Perpetual (d)	130,000	132,600
Ally Financial, Inc., 4.7%, Perpetual (d)	500,000	518,750
American Express Co., 3.55%, Perpetual (d)	475,000	475,831
Avolon Holdings Funding Ltd.:
144A, 2.528%, 11/18/2027	10,000	9,714
	Principal Amount ($) (c)	Value ($)
144A, 4.25%, 4/15/2026	40,000	42,388
Banco Nacional de Panama, 144A, 2.5%, 8/11/2030	200,000	187,502
Bank of America Corp.:
2.676%, 6/19/2041	60,000	57,754
4.3%, Perpetual (d)	102,000	103,148
Bank of New York Mellon Corp., 3.75%, Perpetual (d)	525,000	526,874
Bank of Nova Scotia, 3.625%, 10/27/2081	500,000	483,020
Blackstone Secured Lending Fund:
144A, 2.85%, 9/30/2028	110,000	107,237
3.625%, 1/15/2026	155,000	161,717
BNP Paribas SA, 144A, 4.625%, Perpetual (d)	200,000	200,600
Capital One Financial Corp., 3.95%, Perpetual (d)	350,000	351,750
Citigroup, Inc.:
2.561%, 5/1/2032	40,000	40,207
4.0%, Perpetual (d)	700,000	705,250
HSBC Holdings PLC:
4.0%, Perpetual (d)	240,000	238,500
4.6%, Perpetual (d)	250,000	249,795
Intesa Sanpaolo SpA:
144A, 4.198%, 6/1/2032	325,000	327,819
144A, 4.95%, 6/1/2042	250,000	256,850
Jefferies Group LLC, 2.625%, 10/15/2031	50,000	49,178
JPMorgan Chase & Co.:
3.328%, 4/22/2052	27,000	28,891
3.65%, Perpetual (d)	320,000	319,200
M&T Bank Corp, 3.5%, Perpetual (d)	170,000	166,566
Morgan Stanley:
2.484%, 9/16/2036	141,000	135,776
3.217%, 4/22/2042	30,000	31,430
Natwest Group PLC, 4.6%, Perpetual (d)	230,000	225,400
OneMain Finance Corp., 3.5%, 1/15/2027	250,000	247,188
PNC Financial Services Group, Inc., 3.4%, Perpetual (d)	320,000	314,957
REC Ltd., 144A, 4.75%, 5/19/2023	200,000	207,738
Societe Generale SA, 144A, 5.375%, Perpetual (d)	250,000	262,600
Standard Chartered PLC, 144A, 4.75%, Perpetual (d)	200,000	198,500
The Charles Schwab Corp.:
Series H, 4.0%, Perpetual (d)	125,000	126,250
Series I, 4.0%, Perpetual (a) (d)	265,000	270,300
The Goldman Sachs Group, Inc.:
2.908%, 7/21/2042	80,000	79,536
The accompanying notes are an integral part of the financial statements.
14 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

	Principal Amount ($) (c)	Value ($)
3.8%, Perpetual (d)	325,000	323,375
Truist Financial Corp., 4.8%, Perpetual (d)	300,000	312,750
U.S. Bancorp., 3.7%, Perpetual (d)	402,000	401,920
UBS Group AG, 144A, 4.375%, Perpetual (d)	200,000	197,560
Wells Fargo & Co., 3.9%, Perpetual (d)	265,000	272,288
Westpac Banking Corp., 5.0%, Perpetual (d)	200,000	208,214
		10,721,131
Health Care 1.7%
Bausch Health Companies, Inc., 144A, 4.875%, 6/1/2028	90,000	91,800
Centene Corp.:
2.45%, 7/15/2028	60,000	59,100
2.625%, 8/1/2031	130,000	127,400
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029	300,000	303,000
CVS Health Corp., 5.05%, 3/25/2048	175,000	228,802
DaVita, Inc., 144A, 4.625%, 6/1/2030	140,000	143,325
HCA, Inc., 5.25%, 6/15/2026	300,000	337,372
Mozart Debt Merger Sub, Inc., 144A, 3.875%, 4/1/2029	110,000	109,612
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/2026	925,000	869,500
		2,269,911
Industrials 1.2%
Adani Ports & Special Economic Zone Ltd., 144A, 4.2%, 8/4/2027	200,000	207,523
American Airlines, Inc., 144A, 5.5%, 4/20/2026	105,000	109,187
Boeing Co.:
2.196%, 2/4/2026	237,000	236,943
5.04%, 5/1/2027	60,000	67,560
Delta Air Lines, Inc.:
3.75%, 10/28/2029 (a)	135,000	138,354
144A, 4.5%, 10/20/2025	30,000	31,530
GFL Environmental, Inc., 144A, 4.0%, 8/1/2028 (a)	150,000	147,000
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	200,000	213,500
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	405,000	430,979
		1,582,576
Information Technology 1.1%
Block, Inc.:
144A, 2.75%, 6/1/2026	30,000	30,036
	Principal Amount ($) (c)	Value ($)
144A, 3.5%, 6/1/2031	70,000	71,750
Broadcom, Inc.:
144A, 2.6%, 2/15/2033	70,000	68,243
144A, 3.187%, 11/15/2036	70,000	69,878
Dell International LLC:
144A, 3.45%, 12/15/2051	150,000	144,016
8.35%, 7/15/2046	15,000	24,938
Micron Technology, Inc., 3.477%, 11/1/2051	40,000	40,949
MSCI, Inc.:
144A, 3.25%, 8/15/2033	40,000	40,450
144A, 3.625%, 9/1/2030	90,000	92,025
NXP BV:
144A, 3.125%, 2/15/2042	60,000	60,371
144A, 3.25%, 11/30/2051	30,000	29,980
Open Text Corp., 144A, 3.875%, 2/15/2028	250,000	254,812
Oracle Corp.:
3.6%, 4/1/2050	25,000	24,478
3.65%, 3/25/2041	150,000	151,670
SK Hynix, Inc., 144A, 1.5%, 1/19/2026	200,000	195,618
Twilio, Inc., 3.625%, 3/15/2029	160,000	161,413
		1,460,627
Materials 1.0%
AngloGold Ashanti Holdings PLC, 3.75%, 10/1/2030	200,000	201,396
Berry Global, Inc., 1.65%, 1/15/2027	300,000	293,069
Glencore Funding LLC, 144A, 3.875%, 4/27/2051 (a)	70,000	73,123
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025	256,000	279,158
Newmont Corp., 2.6%, 7/15/2032	130,000	130,278
Novelis Corp., 144A, 4.75%, 1/30/2030	250,000	262,813
Suzano Austria GmbH, 2.5%, 9/15/2028	80,000	77,200
		1,317,037
Real Estate 0.6%
American Tower Corp., (REIT), 2.95%, 1/15/2051	35,000	33,153
Boston Properties LP, (REIT), 2.55%, 4/1/2032	75,000	74,439
Crown Castle International Corp., (REIT), 2.9%, 4/1/2041	120,000	116,703
Equinix, Inc., (REIT), 2.15%, 7/15/2030	34,000	33,051
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 15

	Principal Amount ($) (c)		Value ($)
MPT Operating Partnership LP, (REIT), 3.5%, 3/15/2031		195,000	197,194
SBA Communications Corp., 144A, (REIT), 3.125%, 2/1/2029		400,000	384,000
			838,540
Utilities 2.1%
CMS Energy Corp., 3.75%, 12/1/2050		400,000	393,000
Duke Energy Corp., 3.25%, 1/15/2082		250,000	243,675
Edison International, 5.0%, Perpetual (d)		340,000	347,412
Eskom Holdings SOC Ltd., REG S, 6.35%, 8/10/2028		200,000	215,500
NextEra Energy Operating Partners LP:
144A, 3.875%, 10/15/2026		190,000	201,210
144A, 4.25%, 7/15/2024		275,000	285,656
Pacific Gas and Electric Co.:
2.5%, 2/1/2031		20,000	19,051
3.25%, 6/1/2031		80,000	80,264
3.3%, 8/1/2040		70,000	64,891
3.5%, 8/1/2050		25,000	23,159
Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR	260,000	314,689
Sempra Energy, 4.125%, 4/1/2052		310,000	313,933
Southern Co., 3.75%, 9/15/2051		215,000	215,000
			2,717,440
Total Corporate Bonds (Cost $30,588,348)			30,783,625
Asset-Backed 2.8%
Automobile Receivables 0.4%
Avis Budget Rental Car Funding AESOP LLC, “C”, Series 2019-1A, 144A, 4.53%, 3/20/2023		50,000	50,235
JPMorgan Chase Bank NA, “E”, Series 2021-1, 144A, 2.365%, 9/25/2028		405,451	403,892
			454,127
Credit Card Receivables 0.6%
Fair Square Issuance Trust, “A”, Series 2020-AA, 144A, 2.9%, 9/20/2024		800,000	801,062
Miscellaneous 1.8%
CF Hippolyta LLC, “B1”, Series 2021-1A, 144A, 1.98%, 3/15/2061		532,407	524,470
DB Master Finance LLC, “A23”, Series 2021-1A, 144A, 2.791%, 11/20/2051		1,125,000	1,122,156
	Principal Amount ($) (c)	Value ($)
Domino's Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	327,250	342,455
Wendy's Funding LLC, “A2II”, Series 2021-1A, 144A, 2.775%, 6/15/2051	419,890	418,869
		2,407,950
Total Asset-Backed (Cost $3,659,962)		3,663,139
Mortgage-Backed Securities Pass-Throughs 0.0%
Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038	1,721	1,992
Federal National Mortgage Association:
4.5%, 9/1/2035	2,976	3,288
6.0%, 1/1/2024	2,118	2,183
Total Mortgage-Backed Securities Pass-Throughs (Cost $6,723)		7,463
Commercial Mortgage-Backed Securities 1.6%
Citigroup Commercial Mortgage Trust, “D”, Series 2019-PRM, 144A, 4.35%, 5/10/2036	500,000	516,331
Credit Suisse Commercial Mortgage Trust, “B”, Series 2020-TMIC, 144A, 1-month USD-LIBOR + 5.0%, 5.25% (e), 12/15/2035	700,000	713,165
Freddie Mac Multifamily Structured Credit Risk, “M2”, Series 2021-MN1, 144A, 30-day average SOFR + 3.75%, 3.8% (e), 1/25/2051	194,000	199,054
GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038	394,448	241,982
The accompanying notes are an integral part of the financial statements.
16 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

	Principal Amount ($) (c)	Value ($)
MTRO Commercial Mortgage Trust, “C”, Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.3%, 1.41% (e), 12/15/2033	250,000	244,463
Multifamily Connecticut Avenue Securities Trust, “M7”, Series 2019-01, 144A, 1-month USD-LIBOR + 1.7%, 1.802% (e), 10/15/2049	185,374	184,653
Total Commercial Mortgage-Backed Securities (Cost $2,241,287)		2,099,648
Collateralized Mortgage Obligations 1.7%
Connecticut Avenue Securities Trust:
“1M2”, Series 2019-R03, 144A, 1-month USD-LIBOR + 2.15%, 2.253% (e), 9/25/2031	28,143	28,251
“1M2”, Series 2019-R02, 144A, 1-month USD-LIBOR + 2.3%, 2.403% (e), 8/25/2031	40,861	41,030
Fannie Mae Connecticut Avenue Securities:
“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.0%, 2.103% (e), 3/25/2031	102,459	103,247
“1M2”, Series 2018-C01, 1-month USD-LIBOR + 2.25%, 2.353% (e), 7/25/2030	121,134	122,502
Federal National Mortgage Association, “I”, Series 2003-84, Interest Only, 6.0%, 9/25/2033	64,162	12,262
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2”, Series 2020-DNA2, 144A, 1-month USD-LIBOR + 1.85%, 1.953% (e), 2/25/2050	698,641	701,052
“M2”, Series 2019-DNA3, 144A, 1-month USD-LIBOR + 2.05%, 2.153% (e), 7/25/2049	260,254	262,023
“M2”, Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.45%, 2.553% (e), 3/25/2049	367,855	371,601
“M2”, Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.65%, 2.753% (e), 1/25/2049	53,202	53,836
	Principal Amount ($) (c)	Value ($)
JPMorgan Mortgage Trust, “AM”, Series 2016-3, 144A, 3.249% (e), 10/25/2046	188,054	186,966
STACR Trust, “M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.1%, 2.203% (e), 9/25/2048	324,324	327,905
Total Collateralized Mortgage Obligations (Cost $2,189,382)		2,210,675
Government & Agency Obligations 1.0%
Sovereign Bonds
Brazilian Government International Bond, 3.875%, 6/12/2030	200,000	194,000
Indonesia Government International Bond:
2.85%, 2/14/2030	625,000	651,140
3.85%, 10/15/2030 (a)	300,000	337,231
Perusahaan Penerbit SBSN Indonesia III, 144A, 2.8%, 6/23/2030 (a)	200,000	206,170
Total Government & Agency Obligations (Cost $1,422,570)		1,388,541
Short-Term U.S. Treasury Obligation 1.3%
U.S. Treasury Bills, 0.058% (f), 5/19/2022 (g) (h) (Cost $1,699,658)	1,700,000	1,699,372
	Shares	Value ($)
Exchange-Traded Funds 2.8%
SPDR Bloomberg Convertible Securities ETF (Cost $2,340,555)	43,880	3,640,285
Securities Lending Collateral 3.1%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (i) (j) (Cost $4,062,127)	4,062,127	4,062,127
Cash Equivalents 1.5%
DWS Central Cash Management Government Fund, 0.05% (i) (Cost $1,914,561)	1,914,561	1,914,561

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 17

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $112,926,818)	102.7	134,951,903
Other Assets and Liabilities, Net	(2.7)	(3,559,876)
Net Assets	100.0	131,392,027
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2021	Value ($) at 12/31/2021
Securities Lending Collateral 3.1%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (i) (j)
693,562	3,368,565 (k)	—	—	—	6,563	—	4,062,127	4,062,127
Cash Equivalents 1.5%
DWS Central Cash Management Government Fund, 0.05% (i)
2,394,743	43,735,759	44,215,941	—	—	949	—	1,914,561	1,914,561
3,088,305	47,104,324	44,215,941	—	—	7,512	—	5,976,688	5,976,688
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2021 amounted to $3,951,544, which is 3.0% of net assets.
(b)	Investment was valued using significant unobservable inputs.
(c)	Principal amount stated in U.S. dollars unless otherwise noted.
(d)	Perpetual, callable security with no stated maturity date.
(e)	Variable or floating rate security. These securities are shown at their current rate as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.
(f)	Annualized yield at time of purchase; not a coupon rate.
(g)	At December 31, 2021, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.
(h)	At December 31, 2021, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(i)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(j)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(k)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2021.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt
GDR: Global Depositary Receipt
Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.
MSCI: Morgan Stanley Capital International
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REIT: Real Estate Investment Trust
S&P: Standard & Poor's
SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)
SOC: State Owned Company
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor's Depositary Receipt
The accompanying notes are an integral part of the financial statements.
18 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, was partially phased out at the end of 2021, with the US Dollar LIBOR phase out continuing until June of 2023 at the latest for certain existing contracts. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.
At December 31, 2021, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
MSCI E-Mini Emerging Market Index	USD	3/18/2022	79	4,800,279	4,843,885	43,606
Ultra Long U.S. Treasury Bond	USD	3/22/2022	24	4,655,854	4,731,000	75,146
Total unrealized appreciation						118,752
At December 31, 2021, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 Year U.S. Treasury Note	USD	3/31/2022	29	3,519,303	3,508,320	10,983
Euro Stoxx 50 Index	EUR	3/18/2022	24	1,137,179	1,171,516	(34,337)
Euro-Schatz	EUR	3/8/2022	45	5,747,699	5,739,576	8,123
S&P 500 E-Mini Index	USD	3/18/2022	18	4,193,962	4,282,650	(88,688)
TOPIX Index	JPY	3/10/2022	4	680,178	692,689	(12,511)
Ultra 10 Year U.S. Treasury Note	USD	3/22/2022	17	2,501,199	2,489,437	11,762
Total net unrealized depreciation						(104,668)
At December 31, 2021, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Fixed — 0.25% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/3/16/2023	3,200,000	USD	12,049	183	11,866
Fixed — 0.45% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/3/16/2024	2,100,000	USD	22,242	(37)	22,279
Fixed — 1.3% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/3/16/2028	400,000	USD	1,291	84	1,207
Fixed — 1.63% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/3/16/2031	300,000	USD	(4,010)	329	(4,339)
Total net unrealized appreciation							31,013
β	3-month LIBOR rate as of December 31, 2021 is 0.209%.
At December 31, 2021, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	170,000	USD	196,775	2/4/2022	3,110	State Street Bank and Trust
Currency Abbreviation(s)

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 19

For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$ 4,686,171	$ 2,721,735	$ —	$ 7,407,906
Consumer Discretionary	5,100,030	1,878,389	—	6,978,419
Consumer Staples	3,051,303	1,897,361	—	4,948,664
Energy	2,326,562	964,073	—	3,290,635
Financials	6,299,288	6,831,783	—	13,131,071
Health Care	4,795,489	3,562,010	—	8,357,499
Industrials	2,534,778	2,902,753	—	5,437,531
Information Technology	19,983,569	1,660,741	—	21,644,310
Materials	1,523,606	2,060,418	—	3,584,024
Real Estate	1,841,615	382,793	—	2,224,408
Utilities	1,399,421	1,888,394	—	3,287,815
Preferred Stocks (a)	3,022,155	149,248	—	3,171,403
Warrants	—	—	18,782	18,782
Corporate Bonds (a)	—	30,783,625	—	30,783,625
Asset-Backed (a)	—	3,663,139	—	3,663,139
Mortgage-Backed Securities Pass-Throughs	—	7,463	—	7,463
Commercial Mortgage-Backed Securities	—	2,099,648	—	2,099,648
Collateralized Mortgage Obligations	—	2,210,675	—	2,210,675
Government & Agency Obligations	—	1,388,541	—	1,388,541
Short-Term U.S. Treasury Obligation	—	1,699,372	—	1,699,372
Exchange-Traded Funds	3,640,285	—	—	3,640,285
Short-Term Investments (a)	5,976,688	—	—	5,976,688
Derivatives (b)
Futures Contracts	149,620	—	—	149,620
Interest Rate Swap Contracts	—	35,352	—	35,352
Forward Foreign Currency Contracts	—	3,110	—	3,110
Total	$66,330,580	$68,790,623	$18,782	$135,139,985
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$ (135,536)	$ —	$ —	$ (135,536)
Interest Rate Swap Contracts	—	(4,339)	—	(4,339)
Total	$ (135,536)	$ (4,339)	$ —	$ (139,875)
(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.
20 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Statement of Assets and Liabilities
as of December 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $106,950,130) — including $3,951,544 of securities loaned	$ 128,975,215
Investment in DWS Government & Agency Securities Portfolio (cost $4,062,127)*	4,062,127
Investment in DWS Central Cash Management Government Fund (cost $1,914,561)	1,914,561
Cash	23,884
Foreign currency, at value (cost $122,405)	124,348
Receivable for Fund shares sold	126,608
Dividends receivable	125,704
Interest receivable	269,089
Receivable for variation margin on futures contracts	14,806
Unrealized appreciation on forward foreign currency contracts	3,110
Foreign taxes recoverable	81,484
Other assets	2,668
Total assets	135,723,604
Liabilities
Payable upon return of securities loaned	4,062,127
Payable for Fund shares redeemed	85,454
Payable for variation margin on centrally cleared swaps	1,198
Accrued management fee	40,887
Accrued Trustees' fees	1,218
Other accrued expenses and payables	140,693
Total liabilities	4,331,577
Net assets, at value	$ 131,392,027
Net Assets Consist of
Distributable earnings (loss)	34,517,777
Paid-in capital	96,874,250
Net assets, at value	$ 131,392,027
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($131,378,561 ÷ 4,905,426 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 26.78
Class B
Net Asset Value, offering and redemption price per share ($13,466 ÷ 504 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)**	$ 26.70
*	Represents collateral on securities loaned.
**	Net asset value and redemption price per share may not recalculate due to rounding of net assets and/or shares outstanding.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 21

Statement of Operations
for the year ended December 31, 2021

Investment Income
Income:
Dividends (net of foreign taxes withheld of $123,326)	$ 2,510,635
Interest	1,347,557
Income distributions — DWS Central Cash Management Government Fund	949
Securities lending income, net of borrower rebates	6,563
Total income	3,865,704
Expenses:
Management fee	481,375
Administration fee	126,198
Services to shareholders	840
Distribution service fee (Class B)	32
Custodian fee	18,377
Audit fee	75,140
Legal fees	13,752
Tax fees	9,692
Reports to shareholders	42,308
Trustees' fees and expenses	4,836
Other	19,758
Total expenses before expense reductions	792,308
Expense reductions	(12)
Total expenses after expense reductions	792,296
Net investment income	3,073,408
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	10,546,423
Swap contracts	(152,156)
Futures	(572,514)
Forward foreign currency contracts	(15,476)
Foreign currency	4,202
Payments by affiliates (see Note G)	79
9,810,558
Change in net unrealized appreciation (depreciation) on:
Investments	156,503
Swap contracts	191,137
Futures	96,242
Forward foreign currency contracts	41,747
Foreign currency	69,210
554,839
Net gain (loss)	10,365,397
Net increase (decrease) in net assets resulting from operations	$13,438,805
The accompanying notes are an integral part of the financial statements.
22 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 3,073,408	$ 2,995,370
Net realized gain (loss)	9,810,558	1,789,241
Change in net unrealized appreciation (depreciation)	554,839	4,431,654
Net increase (decrease) in net assets resulting from operations	13,438,805	9,216,265
Distributions to shareholders:
Class A	(4,841,632)	(6,579,884)
Class B	(443)	(575)
Total distributions	(4,842,075)	(6,580,459)
Fund share transactions:
Class A
Proceeds from shares sold	7,428,971	2,458,485
Reinvestment of distributions	4,841,632	6,579,884
Payments for shares redeemed	(16,230,213)	(14,768,561)
Net increase (decrease) in net assets from Class A share transactions	(3,959,610)	(5,730,192)
Class B
Reinvestment of distributions	443	575
Net increase (decrease) in net assets from Class B share transactions	443	575
Increase (decrease) in net assets	4,637,563	(3,093,811)
Net assets at beginning of period	126,754,464	129,848,275
Net assets at end of period	$131,392,027	$126,754,464

Other Information
Class A
Shares outstanding at beginning of period	5,056,269	5,271,275
Shares sold	282,829	106,312
Shares issued to shareholders in reinvestment of distributions	189,422	324,451
Shares redeemed	(623,094)	(645,769)
Net increase (decrease) in Class A shares	(150,843)	(215,006)
Shares outstanding at end of period	4,905,426	5,056,269
Class B
Shares outstanding at beginning of period	487	458.6
Shares issued to shareholders in reinvestment of distributions	17	28.4
Net increase (decrease) in Class B shares	17	28.4
Shares outstanding at end of period	504	487
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 23

Financial Highlights
DWS Global Income Builder VIP — Class A
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$25.07	$24.63	$21.33	$26.56	$23.50
Income (loss) from investment operations:
Net investment income[a]	.62	.57	.69	.80	.71
Net realized and unrealized gain (loss)	2.08	1.16	3.54	(2.67)	3.10
Total from investment operations	2.70	1.73	4.23	(1.87)	3.81
Less distributions from:
Net investment income	(.62)	(.74)	(.90)	(.98)	(.75)
Net realized gains	(.37)	(.55)	(.03)	(2.38)	—
Total distributions	(.99)	(1.29)	(.93)	(3.36)	(.75)
Net asset value, end of period	$26.78	$25.07	$24.63	$21.33	$26.56
Total Return (%)	10.95	8.28	20.16	(7.66) [b]	16.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	131	127	130	120	147
Ratio of expenses before expense reductions (%)[c]	.61	.64	.68	.69	.63
Ratio of expenses after expense reductions (%)[c]	.61	.64	.68	.68	.63
Ratio of net investment income (%)	2.36	2.51	2.96	3.34	2.85
Portfolio turnover rate (%)	104	137	182	70	122
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.
24 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

DWS Global Income Builder VIP — Class B
	Years Ended December 31,			Period Ended
	2021	2020	2019	12/31/18 [a]
Selected Per Share Data
Net asset value, beginning of period	$25.01	$24.61	$21.30	$22.65
Income (loss) from investment operations:
Net investment income[b]	.52	.50	.65	.50
Net realized and unrealized gain (loss)	2.08	1.15	3.55	(1.85)
Total from investment operations	2.60	1.65	4.20	(1.35)
Less distributions from:
Net investment income	(.54)	(.70)	(.86)	—
Net realized gains	(.37)	(.55)	(.03)	—
Total distributions	(.91)	(1.25)	(.89)	—
Net asset value, end of period	$26.70	$25.01	$24.61	$21.30
Total Return (%)[c]	10.56	7.90	20.01	(5.96) *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	13	12	11	9
Ratio of expenses before expense reductions (%)[d]	1.05	1.10	1.10	1.15 **
Ratio of expenses after expense reductions (%)[d]	.96	.93	.86	.86 **
Ratio of net investment income (%)	1.99	2.20	2.77	3.30 **
Portfolio turnover rate (%)	104	137	182	70 [e]
[a]	For the period from May 1, 2018 (commencement of operations) to December 31, 2018.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
[e]	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2018.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
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Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Global Income Builder VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect
26 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.04% annualized effective rate as of December 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
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As of December 31, 2021, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of December 31, 2021

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$ 1,623,905	$ —	$ —	$ —	$ 1,623,905
Corporate Bonds	1,881,827	—	—	—	1,881,827
Government & Agency Obligations	556,395	—	—	—	556,395
Total Borrowings	$ 4,062,127	$ —	$ —	$ —	$ 4,062,127
Gross amount of recognized liabilities for securities lending transactions:					$ 4,062,127
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, certain securities sold at a loss, income received from passive foreign investment companies, the realized tax character on distributions from certain securities and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
28 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

At December 31, 2021, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 6,484,939
Undistributed long-term capital gains	$ 6,388,303
Net unrealized appreciation (depreciation) on investments	$ 21,572,287
At December 31, 2021, the aggregate cost of investments for federal income tax purposes was $113,406,188. The net unrealized appreciation for all investments based on tax cost was $21,572,287. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $23,981,200 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $2,408,913.
In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2021	2020
Distributions from ordinary income*	$ 3,017,227	$ 4,875,936
Distributions from long-term capital gains	$ 1,824,848	$ 1,704,523
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities in default of principal.
B.	Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the
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value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2021, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.
A summary of the open interest rate swap contracts as of December 31, 2021 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2021, the investment in interest rate swap contracts had a notional amount generally indicative of a range from $1,800,000 to $6,000,000.
Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2021, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.
Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.
There were no open credit default swap contracts as of December 31, 2021. For the year ended December 31, 2021, the investment on the credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $65,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended ended December 31, 2021, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.In addition, the Fund entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly into such asset class and to manage the risk of stock market volatility.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
30 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of December 31, 2021, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2021, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $9,575,000 to $13,196,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $6,971,000 to $17,884,000.
Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2021, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of December 31, 2021, is included in the table following the Fund’s Investment Portfolio. For the year ended December 31, 2021, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $197,000 to $939,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $340,000.
The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2021 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 43,606	$ 43,606
Interest Rate Contracts (a)	—	35,352	106,014	141,366
Foreign Exchange Contracts (b)	3,110	—	—	3,110
	$ 3,110	$ 35,352	$ 149,620	$ 188,082
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a)	Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized appreciation on forward foreign currency contracts
Liability Derivative	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ (135,536)	$ (135,536)
Interest Rate Contracts (a)	(4,339)	—	(4,339)
	$ (4,339)	$ (135,536)	$ (139,875)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a)	Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
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Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2021 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ (622,052)	$ (622,052)
Interest Rate Contracts (a)	—	(151,833)	49,538	(102,295)
Credit Contracts (a)	—	(323)	—	(323)
Foreign Exchange Contracts (a)	(15,476)	—	—	(15,476)
	$(15,476)	$(152,156)	$ (572,514)	$ (740,146)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Net realized gain (loss) from forward foreign currency contracts, swap and futures contracts, respectively
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ (43,857)	$ (43,857)
Interest Rate Contracts (a)	—	191,137	140,099	331,236
Foreign Exchange Contracts (a)	41,747	—	—	41,747
	$ 41,747	$ 191,137	$ 96,242	$ 329,126
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap and futures contracts, respectively
As of December 31, 2021, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
State Street Bank and Trust	$ 3,110	$ —	$ —	$ 3,110
C.	Purchases and Sales of Securities
During the year ended December 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $132,081,811 and $141,724,792, respectively.
D.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
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Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%
Accordingly, for the year ended December 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.
For the period from January 1, 2021 through September 30, 2022 (through April 30, 2022 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.71%
Class B	.96%
For the year ended December 31, 2021, fees waived and/or expenses reimbursed for Class B are $12.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2021, the Administration Fee was $126,198, of which $10,719 is unpaid.
Distribution Service Agreement. DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, is the Fund’s distributor. In accordance with the Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. For the year ended December 31, 2021, the Distribution Service Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2021
Class B	$ 32	$ 3
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2021
Class A	$ 573	$ 97
Class B	26	4
	$ 599	$ 101
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,504, of which $872 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 33

market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $494.
E.	Ownership of the Fund
At December 31, 2021, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 66%.
F.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2021.
G.	Payments by Affiliates
During the year ended December 31, 2021, the Advisor agreed to reimburse the Fund $79 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.
H.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
34 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Global Income Builder VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global Income Builder VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 15, 2022
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Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2021 to December 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2021

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,026.80	$ 1,024.60
Expenses Paid per $1,000*	$ 3.01	$ 4.90
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,022.23	$ 1,020.37
Expenses Paid per $1,000*	$ 3.01	$ 4.89
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Global Income Builder VIP	.59%	.96%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
36 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Tax Information	(Unaudited)
The Fund paid distributions of $0.37 per share from net long-term capital gains during its year ended December 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $7,046,000 as capital gain dividends for its year ended December 31, 2021.
For corporate shareholders, 34% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2021, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 37

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Income Builder VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the
38 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 39

substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
40 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
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Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 43

VS2GIB-2 (R-025825-11 2/22)

December 31, 2021
Annual Report
Deutsche DWS Variable Series II

DWS Government Money Market VIP

Contents
3	Management Summary
5	Portfolio Summary
6	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Information About Your Fund's Expenses
17	Tax Information
17	Proxy Voting
18	Advisory Agreement Board Considerations and Fee Evaluation
21	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series II —DWS Government Money Market VIP

Management Summary	December 31, 2021 (Unaudited)
In light of the government’s fiscal stimulus enacted in the wake of the pandemic and strong monetary support from the U.S. Federal Reserve (Fed), short-term interest rates declined during the first quarter of the year. The U.S. Treasury’s decision to reduce the volume of Treasury bills outstanding also exerted downward pressure on short-term rates. Against this backdrop, money market yields approached their lowest levels since the 2008 financial crisis. In June, markets digested growing concern over COVID-19 variants and a surprisingly “hawkish” Fed Open Market Committee (FOMC) meeting. The updated Fed “dot plot” displaying FOMC member forecasts for fed funds signalled two hikes in the benchmark overnight lending rate in 2023, representing an acceleration of the previous timetable. In response, short-term Treasury yields moved higher while longer-term yields declined.
As the period drew to a close, markets remained focused on the shifting outlook for monetary policy. Inflation, once characterized by the Fed as transitory, remained high in part due to supply chain issues and rising commodity prices. With unemployment levels nearing their pre-COVID lows, the Fed indicated it was prepared to begin tapering the bond purchases that it has used to keep longer-term interest rates low. November saw the Fed officially launch tapering, even as the rapid emergence of the Omicron variant of COVID-19 introduced added uncertainty. The pace of the Fed’s tapering of asset purchases was stepped up in December as inflation data for November came in above expectations. Short-term Treasury yields drifted higher over the fourth quarter of 2021 as markets began to anticipate additional hikes in the fed funds rate in 2022, as opposed to the previously signaled 2023 rate lift-off.
As of December 31, 2021, yields for one-month, six-month and one-year Treasury bills were 0.06%, 0.19% and 0.39%, respectively, versus 0.08%, 0.09% and 0.10%, respectively, as of December 31, 2020 (source: U.S. Department of the Treasury). We were able to maintain what we believe to be a competitive yield for the Portfolio. During the period, the Portfolio held a large percentage of assets in agency and Treasury floating-rate securities to take advantage of incremental rises in SOFR (the Securities Overnight Financing Rate) and Treasury bill rates. At the same time, the Portfolio invested in overnight agency repurchase agreements for liquidity and looked for yield opportunities from three- to six-month agency and Treasury securities. The types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end, this cost the Portfolio some yield, but we believe that this represented a prudent approach to preserving principal.
We anticipate continued increases in money market rates as the Fed likely commences interest rate hikes at the end of the first quarter. Additionally, a rebound in the supply of short-term agency and Treasury securities should also contribute to higher money market rates. We therefore continue to look to shorten duration while taking advantage of expected higher yields on the front end of the yield curve.
A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Deutsche DWS Variable Series II —DWS Government Money Market VIP	| 3

Fund Performance(as of December 31, 2021)
All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
7-Day Current Yield
DWS Government Money Market VIP — Class A	0.01%*
*	The 7-Day Current Yield would have been -.32% had certain expenses not been reduced.
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund’s shares outstanding. Please visit our Web site at liquidity.dws.com/US/index.jsp for the product’s most recent month-end performance.
Terms to Know
Floating-Rate Securities are debt instruments with a variable interest rate, one that typically adjusts every six months, and is tied to a money market instrument such as Treasury bills.
Repurchase Agreements (Repos) are agreements between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term "parking places" for large sums of money.
The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
4 |	Deutsche DWS Variable Series II —DWS Government Money Market VIP

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio )	12/31/21	12/31/20
Government & Agency Obligations	83%	77%
Repurchase Agreements	17%	23%
	100%	100%
Weighted Average Maturity	12/31/21	12/31/20
Deutsche DWS Variable Series II —DWS Government Money Market VIP	33 days	26 days
iMoneyNet Money Fund AverageTM— Gov’t & Agency Retail*	35 days	37 days
*	The Fund is compared to its respective iMoneyNet Money Fund Average category: Gov’t & Agency Retail — Category includes the most broadly based of the government retail funds. These funds may invest in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 6.
Each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.
Deutsche DWS Variable Series II —DWS Government Money Market VIP	| 5

Investment Portfolio	as of December 31, 2021
	Principal Amount ($)	Value ($)
Government & Agency Obligations 82.6%
U.S. Government Sponsored Agencies 20.0%
Federal Farm Credit Bank, SOFR + 0.07%, 0.12% (a), 8/11/2022	500,000	500,015
Federal Home Loan Bank:
0.044% (b), 1/5/2022	5,000,000	4,999,976
0.046% (b), 1/14/2022	10,000,000	9,999,838
0.051% (b), 2/18/2022	1,000,000	999,933
SOFR + 0.005%, 0.055% (a), 3/11/2022	2,500,000	2,500,000
SOFR + 0.005%, 0.055% (a), 3/14/2022	1,500,000	1,500,000
SOFR + 0.01%, 0.06% (a), 8/1/2022	1,500,000	1,500,000
SOFR + 0.01%, 0.06% (a), 8/15/2022	1,000,000	1,000,000
SOFR + 0.01%, 0.06% (a), 9/8/2022	1,500,000	1,500,000
SOFR + 0.01%, 0.06% (a), 9/30/2022	1,000,000	1,000,000
SOFR + 0.01%, 0.06% (a), 10/7/2022	2,000,000	2,000,000
SOFR + 0.01%, 0.06% (a), 11/4/2022	1,000,000	1,000,000
SOFR + 0.03%, 0.08% (a), 1/13/2023	2,000,000	2,000,000
SOFR + 0.12%, 0.17% (a), 2/28/2022	1,000,000	1,000,000
Federal Home Loan Mortgage Corp.:
SOFR + 0.07%, 0.12% (a), 2/25/2022	3,000,000	3,000,000
SOFR + 0.095%, 0.145% (a), 8/19/2022	1,500,000	1,500,000
SOFR + 0.15%, 0.2% (a), 3/4/2022	1,750,000	1,749,592
Federal National Mortgage Association, SOFR + 0.30%, 0.35% (a), 1/7/2022	1,500,000	1,500,000
		39,249,354
U.S. Treasury Obligations 62.6%
U.S. Treasury Bills:
0.001% (b), 1/11/2022	40,000,000	39,999,989
0.041% (b), 1/6/2022	5,000,000	4,999,972
0.051% (b), 1/13/2022	12,500,000	12,499,792
	Principal Amount ($)	Value ($)
0.051% (b), 2/17/2022	6,000,000	5,999,608
0.051% (b), 3/17/2022	1,000,000	999,896
0.051% (b), 3/31/2022	1,000,000	999,876
0.056% (b), 1/4/2022	12,000,000	11,999,945
0.056% (b), 1/20/2022	5,000,000	4,999,855
0.056% (b), 3/3/2022	5,000,000	4,999,534
0.056% (b), 3/10/2022	5,000,000	4,999,481
0.081% (b), 8/11/2022	3,750,000	3,748,150
0.107% (b), 6/9/2022	10,000,000	9,995,362
0.243% (b), 12/1/2022	5,000,000	4,988,867
U.S. Treasury Floating Rate Notes:
3-month U.S. Treasury Bill Money Market Yield + 0.055%, 0.14% (a), 7/31/2022	3,500,000	3,500,750
3-month U.S. Treasury Bill Money Market Yield + 0.114%, 0.199% (a), 4/30/2022	7,250,000	7,251,981
3-month U.S. Treasury Bill Money Market Yield + 0.154%, 0.239% (a), 1/31/2022	1,250,000	1,250,152
		123,233,210
Total Government & Agency Obligations (Cost $162,482,564)		162,482,564
Repurchase Agreements 17.4%
Citigroup Global Markets, Inc., 0.05%, dated 12/31/2021, to be repurchased at $34,200,143 on 1/3/2022 (c) (Cost $34,200,000)	34,200,000	34,200,000
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $196,682,564)	100.0	196,682,564
Other Assets and Liabilities, Net	0.0	49,777
Net Assets	100.0	196,732,341

(a)	Floating rate security. These securities are shown at their current rate as of December 31, 2021.
(b)	Annualized yield at time of purchase; not a coupon rate.
The accompanying notes are an integral part of the financial statements.
6 |	Deutsche DWS Variable Series II —DWS Government Money Market VIP

(c)	Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
34,876,600	U.S. Treasury Bills	Zero Coupon	1/6/2022–3/3/2022	34,875,573
8,500	U.S. Treasury Bonds	1.85–2.0	8/15/2051–11/15/2051	8,431
Total Collateral Value				34,884,004

SOFR: Secured Overnight Financing Rate
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (a)	$ —	$ 162,482,564	$ —	$ 162,482,564
Repurchase Agreements	—	34,200,000	—	34,200,000
Total	$ —	$ 196,682,564	$ —	$ 196,682,564
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Government Money Market VIP	| 7

Statement of Assets and Liabilities
as of December 31, 2021

Assets
Investments in securities, valued at amortized cost	$ 162,482,564
Repurchase agreements, valued at amortized cost	34,200,000
Cash	56,044
Receivable for Fund shares sold	133,223
Interest receivable	6,519
Other assets	2,971
Total assets	196,881,321
Liabilities
Payable for Fund shares redeemed	47,920
Distributions payable	857
Accrued Trustees' fees	1,716
Other accrued expenses and payables	98,487
Total liabilities	148,980
Net assets, at value	$ 196,732,341
Net Assets Consist of
Distributable earnings (loss)	6,484
Paid-in capital	196,725,857
Net assets, at value	$ 196,732,341
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($196,732,341 ÷ 196,801,073 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
Statement of Operations
for the year ended December 31, 2021

Investment Income
Income:
Interest	$ 105,429
Expenses:
Management fee	375,169
Administration fee	154,857
Services to shareholders	2,928
Custodian fee	4,932
Professional fees	50,942
Reports to shareholders	66,927
Trustees' fees and expenses	7,986
Other	9,763
Total expenses before expense reductions	673,504
Expense reductions	(584,029)
Total expenses after expense reductions	89,475
Net investment income	15,954
Net realized gain (loss) from investments	(29)
Net increase (decrease) in net assets resulting from operations	$ 15,925

The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series II —DWS Government Money Market VIP

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 15,954	$ 308,578
Net realized gain (loss)	(29)	144
Net increase (decrease) in net assets resulting from operations	15,925	308,722
Distributions to shareholders:
Class A	(15,954)	(308,575)
Fund share transactions:
Class A
Proceeds from shares sold	187,035,970	180,940,347
Reinvestment of distributions	15,781	366,986
Payments for shares redeemed	(143,576,595)	(150,319,848)
Net increase (decrease) in net assets from Class A share transactions	43,475,156	30,987,485
Increase (decrease) in net assets	43,475,127	30,987,632
Net assets at beginning of period	153,257,214	122,269,582
Net assets at end of period	$ 196,732,341	$ 153,257,214

Other Information
Class A
Shares outstanding at beginning of period	153,325,917	122,338,432
Shares sold	187,035,970	180,940,347
Shares issued to shareholders in reinvestment of distributions	15,781	366,986
Shares redeemed	(143,576,595)	(150,319,848)
Net increase (decrease) in Class A shares	43,475,156	30,987,485
Shares outstanding at end of period	196,801,073	153,325,917
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Government Money Market VIP	| 9

Financial Highlights
DWS Government Money Market VIP — Class A
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.000 *	.002	.018	.014	.005
Net realized gain (loss)	(.000) *	.000 *	.000 *	(.000) *	.000 *
Total from investment operations	.000 *	.002	.018	.014	.005
Less distributions from:
Net investment income	(.000)	(.002)	(.018)	(.014)	(.005)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	.01 [a]	.24 [a]	1.77 [a]	1.39 [a]	.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	197	153	122	107	111
Ratio of expenses before expense reductions (%)[b]	.42	.42	.47	.50	.48
Ratio of expenses after expense reductions (%)[b]	.06	.23	.47	.50	.48
Ratio of net investment income (%)	.01	.20	1.74	1.37	.45
[a]	Total return would have been lower had certain expenses not been reduced.
[b]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Amount is less than $.0005.
The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series II —DWS Government Money Market VIP

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Government Money Market VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claim on the collateral may be subject to legal proceedings.
As of December 31, 2021, the Fund held repurchase agreements with a gross value of $34,200,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At December 31, 2021, the Fund had net tax basis capital loss carryforwards of approximately $29 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.
Deutsche DWS Variable Series II —DWS Government Money Market VIP	| 11

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.
At December 31, 2021, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income	$ 6,513
Capital loss carryforwards	$ (29)
At December 31, 2021, the aggregate cost of investments for federal income tax purposes of $196,682,564.
	Years Ended December 31,
	2021	2020
Distributions from ordinary income	$ 15,954	$ 308,575
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million	.235%
Next $500 million	.220%
Next $1.0 billion	.205%
Over $2.0 billion	.190%
Accordingly, for the year ended December 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.235% of the Fund’s average daily net assets.
For the period from January 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.
In addition, the Advisor has agreed to voluntarily waive additional expenses. This voluntary waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses of the Fund.
For the year ended December 31, 2021, fees waived and/or expenses reimbursed were $584,029.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed
12 |	Deutsche DWS Variable Series II —DWS Government Money Market VIP

and accrued daily and payable monthly. For the year ended December 31, 2021, the Administration Fee was $154,857, of which $16,161 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2021, the amounts charged to the Fund by DSC aggregated $2,416, of which $449 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $744, of which $212 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
C.	Ownership of the Fund
At December 31, 2021, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 69%.
D.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2021.
E.	Money Market Fund Investments and Yield
Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. Conversely, any decline in interest rates is likely to cause the Fund’s yield to decline, and during periods of unusually low interest rates, the Fund’s yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Money market funds try to minimize this risk by purchasing short-term securities.
If there is an insufficient supply of U.S. government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the fund.
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and
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implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Government Money Market VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Government Money Market VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 15, 2022
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Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2021 to December 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2021

Actual Fund Return	Class A
Beginning Account Value 7/1/21	$1,000.00
Ending Account Value 12/31/21	$1,000.05
Expenses Paid per $1,000*	$ .25
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/21	$1,000.00
Ending Account Value 12/31/21	$1,024.95
Expenses Paid per $1,000*	$ .26
*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Government Money Market VIP	.05%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
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Tax Information	(Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
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Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Government Money Market VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2020, the Fund’s gross performance (Class A shares) was in the 4th quartile and 3rd quartile, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).
18 |	Deutsche DWS Variable Series II —DWS Government Money Market VIP

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). Based on Broadridge data provided as of December 31, 2020, the Board noted that the Fund’s Class A shares total (net) operating expenses were lower than the median (1st quartile) of the applicable Broadridge expense universe (less any applicable 12b-1 fees). The Board noted the expense limitation agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA from time to time in recent years to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent
Deutsche DWS Variable Series II —DWS Government Money Market VIP	| 19

Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
20 |	Deutsche DWS Variable Series II —DWS Government Money Market VIP

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Deutsche DWS Variable Series II —DWS Government Money Market VIP	| 21

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
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Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
1	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
4	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
5	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
6	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
7	Address: 875 Third Avenue, New York, NY 10022.
8	Address: 100 Summer Street, Boston, MA 02110.
9	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
Deutsche DWS Variable Series II —DWS Government Money Market VIP	| 23

VS2GMM-2 (R-025834-11 2/22)

December 31, 2021
Annual Report
Deutsche DWS Variable Series II

DWS High Income VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
16	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Information About Your Fund's Expenses
29	Tax Information
29	Proxy Voting
30	Advisory Agreement Board Considerations and Fee Evaluation
33	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series II —DWS High Income VIP

Performance Summary	December 31, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 0.87% and 1.30% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,400	$12,783	$13,397	$18,182
	Average annual total return	4.00%	8.53%	6.02%	6.16%
ICE BofA US High Yield Index	Growth of $10,000	$10,535	$12,785	$13,430	$19,149
	Average annual total return	5.35%	8.53%	6.08%	6.71%
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,379	$12,661	$13,200	$17,634
	Average annual total return	3.79%	8.18%	5.71%	5.84%
ICE BofA US High Yield Index	Growth of $10,000	$10,535	$12,785	$13,430	$19,149
	Average annual total return	5.35%	8.53%	6.08%	6.71%
The growth of $10,000 is cumulative.
Deutsche DWS Variable Series II —DWS High Income VIP	| 3

Management Summary	December 31, 2021 (Unaudited)
The Fund returned 4.00% in 2021 (Class A shares, unadjusted for contract charges), underperforming the 5.35% return of its benchmark, the ICE BofA US High Yield Index.
High-yield bonds delivered strong returns over the past year. Economic conditions improved as the COVID-19 vaccines were rolled out, strengthening the credit outlook for high-yield companies. The policy backdrop was also supportive, with near-zero interest rates, continued quantitative easing, and multiple spending packages passed by the U.S. government. The rally in oil prices was another tailwind for performance, in that it enabled a larger number of high-yield energy companies to achieve profitability. This favorable environment facilitated robust new issuance, demonstrating the market’s accessibility to lower-rated issuers that are seeking to refinance maturing debt or acquire capital to take advantage of opportunities as the economy recovers.
In total, these factors gave investors confidence to take on higher risk in search of more attractive yields. Yield spreads fell as a result, offsetting the adverse impact of weakness in the U.S. Treasury market. The ICE BofA US High Yield Master II Option-Adjusted Spread — which measures the difference between yields on high-yield bonds and equivalent Treasuries — moved from 386 basis points (3.86 percentage points) at the beginning of the year to 315 by December 31, 2021.
Consistent with investors’ elevated appetite for risk, lower-rated bonds delivered the best performance. Bonds rated CCC and below produced the strongest returns, followed by those rated B and BB, respectively.
The Fund’s focus on higher-quality debt was a key detractor at a time in which lower-rated issues outperformed. Sector allocation contributed to performance, led by overweights in the strong performing automotive and energy exploration and production sectors. However, an underweight in the food and beverage sector detracted. Security selection was a net detractor. Among individual securities, an overweight in Ford Motor Co. and Ford Motor Credit Co. LLC helped performance, but an underweight in Kraft Heinz Foods* detracted.
We retained a constructive view on the U.S. high-yield market at the close of the period. We believe the market’s tight valuations can be sustained, supporting coupon-like returns and allowing for outperformance versus other fixed-income asset classes. While we anticipate that the U.S. economy will remain robust into 2022, we believe high-yield bonds may be vulnerable to a range of potentially disruptive factors. Among these are additional waves of COVID-19 variants, strained supply chains, and higher input costs in the form of elevated labor and energy prices. Legislative impasses and geopolitical issues could lead to volatility, as well. We also believe the Fed is likely to continue tightening monetary policy given the persistence of inflationary pressures. We expect the Fed will begin to reduce economic stimulus by ending its asset-purchase programs before mid-2022 and enacting at least two, and possibly more, quarter-point interest rate hikes in the coming year.
On the positive side, the robust refinancing activity by U.S. high-yield issuers in 2021 further strengthened issuer balance sheets and pushed default rates beneath long-term averages. Capital market conditions remained favorable for issuers to continue to refinance debt and extend maturities, supporting the low default rates and leading to continued rating upgrades across the U.S. high-yield universe. We view the price improvement and yield-spread compression gained from upgrades as an important component of portfolio total return. We also expect that readily accessible capital markets and healthy balance sheets could drive merger and acquisition activity, providing additional investment opportunities.
We continue to identify securities with the potential for attractive total returns. In particular, we seek issuers whose improving credit metrics could lead to ratings upgrades. We also remain on the lookout for opportunities where anticipated merger and acquisition activity could benefit the credit profiles of acquiring and target companies. Ultimately, we view credit analysis as critical for balancing risk and generating longer-term outperformance.
Gary Russell, CFA, Head of Investment Strategy Fixed Income
Thomas R. Bouchard, Senior Portfolio Manager & Team Lead Fixed Income
Lonnie Fox, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Managers
4 |	Deutsche DWS Variable Series II —DWS High Income VIP

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The ICE BofA US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the US domestic market.
Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.
The ICE BofA US High Yield Option-Adjusted Spread (OAS) calculates the spread between a computed OAS index of bonds that are below investment grade (those rated BB or below) and a spot Treasury curve.
Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.
Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
A default occurs when an issuer fails to make an interest or principal payment on a bond. The default rate is the percentage of issuers that default in a given year.
*	Not held at December 31, 2021.
Deutsche DWS Variable Series II —DWS High Income VIP	| 5

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/21	12/31/20
Corporate Bonds	93%	98%
Cash Equivalents	6%	1%
Loan Participations and Assignments	1%	1%
Warrants	0%	0%
Common Stocks	0%	0%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/21	12/31/20
Consumer Discretionary	20%	22%
Energy	19%	13%
Industrials	14%	10%
Communication Services	14%	19%
Health Care	10%	8%
Materials	9%	11%
Real Estate	5%	5%
Utilities	4%	4%
Consumer Staples	2%	4%
Financials	2%	2%
Information Technology	1%	2%
	100%	100%
Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/21	12/31/20
AA	0%	—
BBB	7%	4%
BB	56%	61%
B	30%	30%
CCC	7%	5%
C	0%	—
Not Rated	0%	0%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
6 |	Deutsche DWS Variable Series II —DWS High Income VIP

Investment Portfolio	as of December 31, 2021
	Principal Amount ($)(a)	Value ($)
Corporate Bonds 92.6%
Communication Services 12.7%
Altice France Holding SA:
144A, 6.0%, 2/15/2028	200,000	191,000
144A, 10.5%, 5/15/2027	200,000	215,000
Altice France SA:
144A, 5.5%, 1/15/2028	200,000	198,482
144A, 8.125%, 2/1/2027	200,000	213,750
Audacy Capital Corp.:
144A, 6.5%, 5/1/2027	75,000	74,190
144A, 6.75%, 3/31/2029 (b)	55,000	53,733
CCO Holdings LLC:
144A, 4.25%, 1/15/2034	20,000	19,677
144A, 4.5%, 8/15/2030	125,000	127,899
144A, 4.75%, 3/1/2030	140,000	145,600
144A, 5.0%, 2/1/2028	150,000	156,000
144A, 5.125%, 5/1/2027	275,000	283,250
Clear Channel Outdoor Holdings, Inc., 144A, 7.5%, 6/1/2029	80,000	85,400
Clear Channel Worldwide Holdings, Inc., 144A, 5.125%, 8/15/2027	320,000	331,123
CommScope Technologies LLC:
144A, 5.0%, 3/15/2027 (b)	75,000	70,125
144A, 6.0%, 6/15/2025	55,000	55,000
CommScope, Inc., 144A, 8.25%, 3/1/2027	130,000	133,600
Consolidated Communications, Inc., 144A, 6.5%, 10/1/2028	155,000	164,300
CSC Holdings LLC:
144A, 5.75%, 1/15/2030	200,000	199,250
144A, 6.5%, 2/1/2029	200,000	214,000
Directv Financing LLC, 144A, 5.875%, 8/15/2027	125,000	127,964
DISH DBS Corp.:
5.875%, 11/15/2024	96,000	98,617
7.375%, 7/1/2028 (b)	50,000	50,625
7.75%, 7/1/2026	90,000	94,950
Frontier Communications Holdings LLC:
144A, 5.0%, 5/1/2028	165,000	169,950
144A, 5.875%, 10/15/2027	75,000	79,312
144A, 6.0%, 1/15/2030 (b)	50,000	50,250
iHeartCommunications, Inc.:
144A, 5.25%, 8/15/2027	125,000	130,012
8.375%, 5/1/2027	75,000	79,076
Iliad Holding SASU, 144A, 6.5%, 10/15/2026	200,000	210,146
Lamar Media Corp., 4.875%, 1/15/2029	80,000	83,500
	Principal Amount ($)(a)		Value ($)
LCPR Senior Secured Financing DAC, 144A, 6.75%, 10/15/2027		189,000	198,450
Outfront Media Capital LLC:
144A, 4.25%, 1/15/2029		70,000	70,127
144A, 5.0%, 8/15/2027		140,000	143,259
Radiate Holdco LLC:
144A, 4.5%, 9/15/2026		55,000	55,550
144A, 6.5%, 9/15/2028		100,000	100,453
Sirius XM Radio, Inc., 144A, 3.125%, 9/1/2026		110,000	110,032
Telecom Italia Capital SA, 6.375%, 11/15/2033		155,000	166,905
Uber Technologies, Inc.:
144A, 4.5%, 8/15/2029		20,000	20,367
144A, 6.25%, 1/15/2028		25,000	26,838
144A, 7.5%, 5/15/2025		120,000	126,106
144A, 7.5%, 9/15/2027		50,000	54,415
Viasat, Inc., 144A, 5.625%, 4/15/2027		120,000	123,684
Virgin Media Secured Finance PLC, 144A, 5.5%, 5/15/2029		345,000	364,282
Vodafone Group PLC, 7.0%, 4/4/2079		185,000	223,753
Ziggo Bond Co. BV, 144A, 3.375%, 2/28/2030	EUR	370,000	410,208
Ziggo BV, 144A, 4.875%, 1/15/2030		290,000	297,424
			6,597,634
Consumer Discretionary 18.5%
Affinity Gaming, 144A, 6.875%, 12/15/2027		160,000	166,400
American Axle & Manufacturing, Inc., 6.875%, 7/1/2028		75,000	80,879
Arko Corp., 144A, 5.125%, 11/15/2029		60,000	57,975
Bath & Body Works, Inc.:
144A, 6.625%, 10/1/2030		70,000	79,275
6.875%, 11/1/2035		200,000	248,500
144A, 9.375%, 7/1/2025		35,000	42,700
Beacon Roofing Supply, Inc., 144A, 4.125%, 5/15/2029 (b)		30,000	29,984
Beazer Homes U.S.A., Inc., 5.875%, 10/15/2027		35,000	36,619
Boyd Gaming Corp.:
4.75%, 12/1/2027		130,000	132,600
144A, 4.75%, 6/15/2031		90,000	91,800
144A, 8.625%, 6/1/2025		60,000	64,291
Caesars Entertainment, Inc.:
144A, 4.625%, 10/15/2029		210,000	210,000
144A, 6.25%, 7/1/2025		270,000	283,399
144A, 8.125%, 7/1/2027		410,000	454,050
Caesars Resort Collection LLC, 144A, 5.75%, 7/1/2025		20,000	20,886

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS High Income VIP	| 7

	Principal Amount ($)(a)		Value ($)
Carnival Corp.:
144A, 5.75%, 3/1/2027		170,000	170,000
144A, 6.0%, 5/1/2029		30,000	29,850
144A, 7.625%, 3/1/2026		98,000	102,728
144A, 9.875%, 8/1/2027		130,000	148,553
REG S, 10.125%, 2/1/2026	EUR	100,000	128,599
144A, 10.5%, 2/1/2026		80,000	91,320
Clarios Global LP:
144A, 4.375%, 5/15/2026	EUR	100,000	116,647
REG S, 4.375%, 5/15/2026	EUR	200,000	233,295
144A, 8.5%, 5/15/2027		55,000	58,300
Dana, Inc.:
5.375%, 11/15/2027		55,000	57,678
5.625%, 6/15/2028		25,000	26,563
Empire Communities Corp., 144A, 7.0%, 12/15/2025		80,000	82,800
Ford Motor Co.:
4.346%, 12/8/2026		160,000	174,520
4.75%, 1/15/2043		22,000	24,283
5.291%, 12/8/2046		68,000	79,917
Ford Motor Credit Co. LLC:
3.375%, 11/13/2025		209,000	217,134
3.625%, 6/17/2031		240,000	252,644
5.113%, 5/3/2029		200,000	227,250
5.125%, 6/16/2025		230,000	250,125
Forestar Group, Inc., 144A, 3.85%, 5/15/2026		90,000	90,225
Foundation Building Materials, Inc., 144A, 6.0%, 3/1/2029		110,000	108,075
Hilton Grand Vacations Borrower Escrow LLC:
144A, 4.875%, 7/1/2031		30,000	30,000
144A, 5.0%, 6/1/2029		90,000	92,250
Jaguar Land Rover Automotive PLC, 144A, 5.875%, 1/15/2028 (b)		200,000	203,500
M/I Homes, Inc., 4.95%, 2/1/2028		130,000	135,200
Macy's Retail Holdings LLC, 144A, 5.875%, 4/1/2029		145,000	154,606
MajorDrive Holdings IV LLC, 144A, 6.375%, 6/1/2029		95,000	91,912
Marriott Ownership Resorts, Inc.:
144A, 4.5%, 6/15/2029		50,000	50,326
144A, 6.125%, 9/15/2025		75,000	78,188
Mattel, Inc.:
144A, 3.375%, 4/1/2026		75,000	76,914
144A, 3.75%, 4/1/2029 (b)		50,000	51,813
Meritage Homes Corp., 144A, 3.875%, 4/15/2029		105,000	110,250
Michaels Companies, Inc., 144A, 7.875%, 5/1/2029 (b)		25,000	24,625
Midwest Gaming Borrower LLC, 144A, 4.875%, 5/1/2029		100,000	100,500
	Principal Amount ($)(a)	Value ($)
NCL Corp. Ltd.:
144A, 3.625%, 12/15/2024	100,000	94,375
144A, 5.875%, 3/15/2026	250,000	248,892
NCL Finance Ltd., 144A, 6.125%, 3/15/2028	60,000	59,100
Newell Brands, Inc.:
4.7%, 4/1/2026	440,000	479,712
6.0%, 4/1/2046	60,000	76,982
Peninsula Pacific Entertainment LLC, 144A, 8.5%, 11/15/2027	60,000	64,800
Picasso Finance Sub, Inc., 144A, 6.125%, 6/15/2025	97,000	101,365
Raptor Acquisition Corp., 144A, 4.875%, 11/1/2026	170,000	171,700
Real Hero Merger Sub 2, Inc., 144A, 6.25%, 2/1/2029	80,000	79,875
Ritchie Bros Holdings, Inc., 144A, 4.75%, 12/15/2031	10,000	10,438
Royal Caribbean Cruises Ltd.:
3.7%, 3/15/2028	55,000	51,556
144A, 4.25%, 7/1/2026	10,000	9,686
144A, 5.5%, 8/31/2026	30,000	30,504
144A, 5.5%, 4/1/2028	110,000	111,272
144A, 9.125%, 6/15/2023	210,000	222,075
144A, 10.875%, 6/1/2023	110,000	120,176
144A, 11.5%, 6/1/2025	30,000	33,600
Scientific Games International, Inc., 144A, 7.0%, 5/15/2028	235,000	250,275
Staples, Inc., 144A, 7.5%, 4/15/2026	110,000	113,025
Taylor Morrison Communities, Inc.:
144A, 5.125%, 8/1/2030	75,000	82,500
144A, 5.75%, 1/15/2028	170,000	189,975
Thor Industries, Inc., 144A, 4.0%, 10/15/2029	80,000	79,200
Travel & Leisure Co., 144A, 6.625%, 7/31/2026	120,000	133,061
Tri Pointe Homes, Inc.:
5.25%, 6/1/2027	55,000	59,056
5.7%, 6/15/2028	80,000	88,000
Univar Solutions U.S.A., Inc., 144A, 5.125%, 12/1/2027	160,000	166,955
Vail Resorts, Inc., 144A, 6.25%, 5/15/2025	100,000	104,000
Viking Cruises Ltd.:
144A, 5.875%, 9/15/2027	105,000	99,981
144A, 7.0%, 2/15/2029	90,000	90,260
Viking Ocean Cruises Ship VII Ltd., 144A, 5.625%, 2/15/2029	15,000	14,981
White Cap Parent LLC, 144A, 8.25%, 3/15/2026	75,000	76,688
Williams Scotsman International, Inc., 144A, 4.625%, 8/15/2028	60,000	61,950
The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series II —DWS High Income VIP

	Principal Amount ($)(a)	Value ($)
Wyndham Hotels & Resorts, Inc., 144A, 4.375%, 8/15/2028	50,000	51,500
Wynn Las Vegas LLC, 144A, 5.5%, 3/1/2025	50,000	51,500
Wynn Resorts Finance LLC, 144A, 5.125%, 10/1/2029	60,000	60,900
		9,609,863
Consumer Staples 2.0%
Albertsons Companies, Inc.:
144A, 4.625%, 1/15/2027	98,000	102,845
144A, 5.875%, 2/15/2028	60,000	63,600
Chobani LLC, 144A, 4.625%, 11/15/2028	30,000	30,824
Edgewell Personal Care Co., 144A, 5.5%, 6/1/2028	70,000	74,301
JBS U.S.A. LUX SA, 144A, 6.75%, 2/15/2028	235,000	253,509
Pilgrim's Pride Corp.:
144A, 4.25%, 4/15/2031	245,000	257,250
144A, 5.875%, 9/30/2027	230,000	242,866
Post Holdings, Inc., 144A, 5.5%, 12/15/2029	20,000	21,013
		1,046,208
Energy 17.9%
Antero Midstream Partners LP:
144A, 5.375%, 6/15/2029	70,000	73,851
144A, 5.75%, 3/1/2027	130,000	134,712
144A, 5.75%, 1/15/2028	90,000	94,377
Antero Resources Corp.:
144A, 5.375%, 3/1/2030	50,000	53,450
144A, 7.625%, 2/1/2029	138,000	153,180
144A, 8.375%, 7/15/2026	42,000	47,820
Apache Corp.:
4.875%, 11/15/2027	55,000	59,950
5.1%, 9/1/2040 (b)	57,000	64,410
Archrock Partners LP:
144A, 6.25%, 4/1/2028	220,000	229,398
144A, 6.875%, 4/1/2027	110,000	115,500
Ascent Resources Utica Holdings LLC:
144A, 5.875%, 6/30/2029	30,000	28,866
144A, 8.25%, 12/31/2028	65,000	67,762
Buckeye Partners LP, 144A, 4.5%, 3/1/2028	80,000	80,600
Cheniere Energy Partners LP:
144A, 3.25%, 1/31/2032	30,000	30,300
4.5%, 10/1/2029	272,000	288,320
Cheniere Energy, Inc., 4.625%, 10/15/2028	100,000	106,372
Chesapeake Energy Corp., 144A, 5.875%, 2/1/2029	75,000	80,231
CNX Resources Corp.:
144A, 6.0%, 1/15/2029	135,000	140,400
144A, 7.25%, 3/14/2027	100,000	106,073
	Principal Amount ($)(a)	Value ($)
Colgate Energy Partners III LLC, 144A, 5.875%, 7/1/2029	170,000	175,100
Comstock Resources, Inc.:
144A, 5.875%, 1/15/2030	30,000	30,750
144A, 6.75%, 3/1/2029	155,000	168,113
144A, 7.5%, 5/15/2025	18,000	18,563
DCP Midstream Operating LP:
3.25%, 2/15/2032	50,000	50,375
5.125%, 5/15/2029	80,000	90,400
5.375%, 7/15/2025	367,000	400,947
5.625%, 7/15/2027	50,000	56,500
DT Midstream, Inc.:
144A, 4.125%, 6/15/2029	155,000	158,681
144A, 4.375%, 6/15/2031	30,000	31,200
Endeavor Energy Resources LP:
144A, 5.75%, 1/30/2028	70,000	74,612
144A, 6.625%, 7/15/2025	35,000	37,031
EQM Midstream Partners LP:
144A, 4.5%, 1/15/2029	50,000	52,000
144A, 4.75%, 1/15/2031	75,000	79,312
5.5%, 7/15/2028	55,000	60,088
144A, 6.0%, 7/1/2025	140,000	152,250
144A, 6.5%, 7/1/2027	80,000	89,600
EQT Corp.:
144A, 3.625%, 5/15/2031 (b)	100,000	103,750
5.0%, 1/15/2029	85,000	94,137
6.625%, 2/1/2025	105,000	118,388
7.5%, 2/1/2030	80,000	102,800
Genesis Energy LP, 7.75%, 2/1/2028	75,000	75,562
Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	155,000	165,850
Hess Midstream Operations LP, 144A, 4.25%, 2/15/2030	110,000	109,175
Hilcorp Energy I LP:
144A, 5.75%, 2/1/2029	155,000	159,762
144A, 6.0%, 2/1/2031	110,000	113,575
144A, 6.25%, 11/1/2028	35,000	36,794
Howard Midstream Energy Partners LLC, 144A, 6.75%, 1/15/2027	40,000	40,988
Murphy Oil U.S.A., Inc.:
4.75%, 9/15/2029	55,000	57,888
5.625%, 5/1/2027	65,000	67,600
Nabors Industries, Inc., 144A, 7.375%, 5/15/2027	105,000	108,695
NuStar Logistics LP:
5.75%, 10/1/2025	80,000	86,090
6.375%, 10/1/2030	30,000	33,300
Oasis Petroleum, Inc., 144A, 6.375%, 6/1/2026	40,000	41,900
Occidental Petroleum Corp.:
5.5%, 12/1/2025	135,000	149,765
5.55%, 3/15/2026	105,000	116,896
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS High Income VIP	| 9

	Principal Amount ($)(a)	Value ($)
6.125%, 1/1/2031	255,000	309,825
6.45%, 9/15/2036	105,000	133,876
6.625%, 9/1/2030 (b)	225,000	278,437
8.0%, 7/15/2025	175,000	204,312
8.5%, 7/15/2027	100,000	124,750
Parkland Corp., 144A, 5.875%, 7/15/2027	80,000	84,400
Precision Drilling Corp., 144A, 6.875%, 1/15/2029	30,000	30,577
Range Resources Corp.:
8.25%, 1/15/2029	280,000	312,200
9.25%, 2/1/2026	50,000	53,890
Rattler Midstream LP, 144A, 5.625%, 7/15/2025	75,000	78,000
Renewable Energy Group, Inc., 144A, 5.875%, 6/1/2028	60,000	61,650
Rockcliff Energy II LLC, 144A, 5.5%, 10/15/2029	30,000	30,900
SM Energy Co., 6.5%, 7/15/2028	80,000	82,800
Southwestern Energy Co.:
4.75%, 2/1/2032	70,000	73,717
5.375%, 2/1/2029	120,000	126,900
6.45%, 1/23/2025	36,000	39,564
7.75%, 10/1/2027 (b)	100,000	107,875
8.375%, 9/15/2028	50,000	55,813
Suburban Propane Partners LP, 144A, 5.0%, 6/1/2031	60,000	60,675
Sunnova Energy Corp., 144A, 5.875%, 9/1/2026	115,000	117,300
Sunoco LP:
4.5%, 5/15/2029	56,000	56,869
5.875%, 3/15/2028	35,000	37,013
6.0%, 4/15/2027	52,000	54,231
Superior Plus LP, 144A, 4.5%, 3/15/2029	30,000	30,835
Targa Resources Partners LP:
4.875%, 2/1/2031	30,000	32,579
5.0%, 1/15/2028	265,000	279,230
5.5%, 3/1/2030	90,000	98,325
Transocean Poseidon Ltd., 144A, 6.875%, 2/1/2027	175,000	169,094
USA Compression Partners LP:
6.875%, 4/1/2026	142,000	147,680
6.875%, 9/1/2027	100,000	105,625
Venture Global Calcasieu Pass LLC:
144A, 3.875%, 11/1/2033	50,000	52,529
144A, 4.125%, 8/15/2031	30,000	31,800
Vine Energy Holdings LLC, 144A, 6.75%, 4/15/2029	330,000	358,050
Western Midstream Operating LP, 5.3%, 3/1/2048	25,000	30,125
		9,315,455
	Principal Amount ($)(a)	Value ($)
Financials 1.4%
Navient Corp., 6.125%, 3/25/2024	393,000	419,036
OneMain Finance Corp.:
5.375%, 11/15/2029	80,000	86,984
8.875%, 6/1/2025	50,000	53,500
Rocket Mortgage LLC, 144A, 3.625%, 3/1/2029	120,000	120,450
Sabre GLBL, Inc., 144A, 7.375%, 9/1/2025	30,000	31,350
		711,320
Health Care 9.7%
Acadia Healthcare Co., Inc., 144A, 5.0%, 4/15/2029	250,000	256,875
AdaptHealth LLC:
144A, 4.625%, 8/1/2029	55,000	55,000
144A, 6.125%, 8/1/2028	80,000	84,800
AHP Health Partners, Inc., 144A, 5.75%, 7/15/2029	145,000	143,550
Bausch Health Americas, Inc.:
144A, 8.5%, 1/31/2027	195,000	204,750
144A, 9.25%, 4/1/2026	135,000	142,594
Bausch Health Companies, Inc., 144A, 6.125%, 4/15/2025	122,000	124,264
Catalent Pharma Solutions, Inc.:
144A, 3.5%, 4/1/2030	50,000	49,858
144A, 5.0%, 7/15/2027	125,000	129,875
Centene Corp., 4.625%, 12/15/2029	275,000	296,576
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029	65,000	65,650
Community Health Systems, Inc.:
144A, 4.75%, 2/15/2031	115,000	116,006
144A, 5.625%, 3/15/2027	60,000	63,500
144A, 6.0%, 1/15/2029	65,000	69,306
144A, 6.125%, 4/1/2030	50,000	49,466
144A, 6.875%, 4/15/2029	140,000	142,625
Encompass Health Corp.:
4.5%, 2/1/2028	45,000	46,294
4.75%, 2/1/2030	137,000	141,110
Endo Luxembourg Finance Company I S.a r.l., 144A, 6.125%, 4/1/2029	70,000	68,600
HCA, Inc., 5.625%, 9/1/2028	300,000	350,547
IQVIA, Inc., 144A, 5.0%, 5/15/2027	220,000	227,766
Legacy LifePoint Health LLC, 144A, 4.375%, 2/15/2027	75,000	75,563
LifePoint Health, Inc., 144A, 5.375%, 1/15/2029	225,000	223,875
Molina Healthcare, Inc.:
144A, 3.875%, 11/15/2030	75,000	77,812
144A, 4.375%, 6/15/2028	100,000	103,000
The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series II —DWS High Income VIP

	Principal Amount ($)(as)	Value ($)
Mozart Debt Merger Sub, Inc.:
144A, 3.875%, 4/1/2029	40,000	39,859
144A, 5.25%, 10/1/2029 (b)	130,000	131,773
Option Care Health, Inc., 144A, 4.375%, 10/31/2029	130,000	130,325
Organon & Co, 144A, 4.125%, 4/30/2028	200,000	203,250
Owens & Minor, Inc., 144A, 4.5%, 3/31/2029 (b)	55,000	56,375
Prestige Brands, Inc., 144A, 5.125%, 1/15/2028	90,000	93,712
Prime Healthcare Services, Inc., 144A, 7.25%, 11/1/2025	70,000	74,200
RegionalCare Hospital Partners Holdings, Inc., 144A, 9.75%, 12/1/2026	60,000	63,402
Select Medical Corp., 144A, 6.25%, 8/15/2026	125,000	132,406
Syneos Health, Inc., 144A, 3.625%, 1/15/2029	100,000	98,750
Tenet Healthcare Corp.:
144A, 4.25%, 6/1/2029	90,000	91,394
4.625%, 7/15/2024	21,000	21,263
144A, 4.875%, 1/1/2026	190,000	195,155
144A, 5.125%, 11/1/2027	150,000	156,187
144A, 6.125%, 10/1/2028	85,000	89,778
144A, 6.25%, 2/1/2027	75,000	77,625
144A, 7.5%, 4/1/2025	50,000	52,623
		5,017,339
Industrials 12.5%
ADT Security Corp., 144A, 4.875%, 7/15/2032	50,000	51,050
Allied Universal Holdco LLC, 144A, 6.0%, 6/1/2029 (b)	200,000	194,500
American Airlines, Inc.:
144A, 5.5%, 4/20/2026	275,000	285,966
144A, 5.75%, 4/20/2029	135,000	144,277
144A, 11.75%, 7/15/2025	120,000	148,050
ATS Automation Tooling Systems, Inc., 144A, 4.125%, 12/15/2028	30,000	30,225
Bombardier, Inc.:
144A, 6.0%, 2/15/2028 (b)	200,000	200,606
144A, 7.5%, 3/15/2025	95,000	96,781
Brundage-Bone Concrete Pumping Holdings, Inc., 144A, 6.0%, 2/1/2026	55,000	57,200
Builders FirstSource, Inc., 144A, 4.25%, 2/1/2032	80,000	82,816
Cargo Aircraft Management, Inc., 144A, 4.75%, 2/1/2028	100,000	101,772
Cimpress PLC, 144A, 7.0%, 6/15/2026	150,000	155,812
Clark Equipment Co., 144A, 5.875%, 6/1/2025	55,000	57,131
Covanta Holding Corp., 5.0%, 9/1/2030	100,000	102,000
	Principal Amount ($)(a)	Value ($)
Covert Mergeco, Inc., 144A, 4.875%, 12/1/2029	20,000	20,300
CP Atlas Buyer, Inc., 144A, 7.0%, 12/1/2028	28,000	27,860
Delta Air Lines, Inc.:
3.75%, 10/28/2029 (b)	51,000	52,267
144A, 7.0%, 5/1/2025	71,000	81,182
EnerSys, 144A, 4.375%, 12/15/2027	90,000	93,375
First Student Bidco, Inc., 144A, 4.0%, 7/31/2029	90,000	87,480
GFL Environmental, Inc.:
144A, 3.75%, 8/1/2025	80,000	80,800
144A, 4.25%, 6/1/2025	40,000	41,158
144A, 5.125%, 12/15/2026	50,000	52,000
Hawaiian Brand Intellectual Property Ltd., 144A, 5.75%, 1/20/2026	125,000	130,781
Hertz Corp., 144A, 4.625%, 12/1/2026	140,000	140,875
Howmet Aerospace, Inc., 6.875%, 5/1/2025	140,000	160,959
II-VI, Inc., 144A, 5.0%, 12/15/2029	40,000	40,849
Imola Merger Corp., 144A, 4.75%, 5/15/2029	365,000	374,508
JELD-WEN, Inc., 144A, 4.625%, 12/15/2025	80,000	80,600
LSB Industries, Inc., 144A, 6.25%, 10/15/2028	100,000	104,000
Madison IAQ LLC:
144A, 4.125%, 6/30/2028	90,000	90,225
144A, 5.875%, 6/30/2029	60,000	60,000
Masonite International Corp., 144A, 5.375%, 2/1/2028	74,000	77,608
Metis Merger Sub LLC, 144A, 6.5%, 5/15/2029	60,000	58,931
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	130,000	138,775
Moog, Inc., 144A, 4.25%, 12/15/2027	160,000	161,200
NESCO Holdings II, Inc., 144A, 5.5%, 4/15/2029	95,000	98,088
Nielsen Finance LLC, 144A, 5.625%, 10/1/2028	265,000	273,612
Patrick Industries, Inc., 144A, 4.75%, 5/1/2029	135,000	134,325
Prime Security Services Borrower LLC:
144A, 3.375%, 8/31/2027	180,000	173,770
144A, 5.75%, 4/15/2026	135,000	144,945
144A, 6.25%, 1/15/2028	135,000	140,738
Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028	155,000	153,977
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025	189,000	208,672
Summit Materials LLC, 144A, 5.25%, 1/15/2029	54,000	56,560
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS High Income VIP	| 11

	Principal Amount ($)(a)	Value ($)
TK Elevator U.S. Newco, Inc., 144A, 5.25%, 7/15/2027	200,000	210,250
TransDigm, Inc.:
4.625%, 1/15/2029	85,000	84,718
5.5%, 11/15/2027	115,000	118,450
144A, 6.25%, 3/15/2026	335,000	348,191
United Airlines, Inc., 144A, 4.375%, 4/15/2026	160,000	166,838
United Rentals North America, Inc., 5.25%, 1/15/2030	80,000	86,600
Vertiv Group Corp., 144A, 4.125%, 11/15/2028	90,000	90,900
WESCO Distribution, Inc.:
144A, 7.125%, 6/15/2025	40,000	42,400
144A, 7.25%, 6/15/2028	105,000	115,106
		6,512,059
Information Technology 1.3%
Boxer Parent Co., Inc., 144A, 7.125%, 10/2/2025	60,000	62,925
Clarivate Science Holdings Corp.:
144A, 3.875%, 7/1/2028	90,000	90,450
144A, 4.875%, 7/1/2029	60,000	60,847
Dun & Bradstreet Corp., 144A, 5.0%, 12/15/2029	20,000	20,461
Microchip Technology, Inc., 4.25%, 9/1/2025	140,000	145,400
NCR Corp., 144A, 5.125%, 4/15/2029	190,000	196,688
Presidio Holdings, Inc.:
144A, 4.875%, 2/1/2027	50,000	51,500
144A, 8.25%, 2/1/2028	30,000	31,950
		660,221
Materials 8.7%
Arconic Corp., 144A, 6.125%, 2/15/2028	245,000	260,729
Cascades, Inc., 144A, 5.125%, 1/15/2026	10,000	10,400
Chemours Co.:
5.375%, 5/15/2027	95,000	101,650
144A, 5.75%, 11/15/2028	290,000	303,447
Clearwater Paper Corp.:
144A, 4.75%, 8/15/2028	80,000	81,400
144A, 5.375%, 2/1/2025	110,000	118,800
Cleveland-Cliffs, Inc.:
144A, 4.625%, 3/1/2029	31,000	31,620
144A, 4.875%, 3/1/2031 (b)	101,000	104,926
144A, 6.75%, 3/15/2026	175,000	185,281
EverArc Escrow Sarl, 144A, 5.0%, 10/30/2029	90,000	90,067
First Quantum Minerals Ltd.:
144A, 6.875%, 3/1/2026	200,000	207,750
144A, 6.875%, 10/15/2027	300,000	322,875
Freeport-McMoRan, Inc.:
4.125%, 3/1/2028	270,000	280,125
4.375%, 8/1/2028	90,000	94,388
	Principal Amount ($)(a)	Value ($)
4.625%, 8/1/2030	90,000	96,525
5.0%, 9/1/2027	105,000	109,200
Hudbay Minerals, Inc.:
144A, 4.5%, 4/1/2026	60,000	60,000
144A, 6.125%, 4/1/2029	100,000	106,038
Kaiser Aluminum Corp., 144A, 4.625%, 3/1/2028	70,000	70,700
Kraton Polymers LLC, 144A, 4.25%, 12/15/2025	125,000	129,389
LABL, Inc.:
144A, 5.875%, 11/1/2028	30,000	30,919
144A, 6.75%, 7/15/2026	100,000	103,060
LSF11 A5 Holdco LLC, 144A, 6.625%, 10/15/2029	160,000	157,600
Mauser Packaging Solutions Holding Co., 144A, 7.25%, 4/15/2025	105,000	105,266
Methanex Corp.:
5.125%, 10/15/2027	180,000	189,000
5.25%, 12/15/2029 (b)	50,000	52,726
Novelis Corp., 144A, 4.75%, 1/30/2030	375,000	394,219
Resolute Forest Products, Inc., 144A, 4.875%, 3/1/2026	55,000	55,825
Roller Bearing Co. of America, Inc., 144A, 4.375%, 10/15/2029	80,000	81,600
SCIL IV LLC, 144A, 5.375%, 11/1/2026	200,000	205,250
Taseko Mines Ltd., 144A, 7.0%, 2/15/2026	125,000	130,000
Tronox, Inc.:
144A, 4.625%, 3/15/2029	205,000	204,744
144A, 6.5%, 5/1/2025	30,000	31,707
		4,507,226
Real Estate 4.7%
Cushman & Wakefield U.S. Borrower LLC, 144A, 6.75%, 5/15/2028	120,000	128,400
Iron Mountain Information Management Services, Inc., 144A, (REIT), 5.0%, 7/15/2032	40,000	40,939
Iron Mountain, Inc.:
144A, (REIT), 4.875%, 9/15/2029	60,000	62,099
144A, (REIT), 5.0%, 7/15/2028	75,000	77,062
144A, (REIT), 5.25%, 7/15/2030	100,000	105,382
iStar, Inc.:
(REIT), 4.25%, 8/1/2025	100,000	102,250
(REIT), 4.75%, 10/1/2024	170,000	176,375
MGM Growth Properties Operating Partnership LP:
144A, (REIT), 3.875%, 2/15/2029	90,000	94,500
The accompanying notes are an integral part of the financial statements.
12 |	Deutsche DWS Variable Series II —DWS High Income VIP

	Principal Amount ($)(a)	Value ($)
144A, (REIT), 4.625%, 6/15/2025	233,000	248,399
(REIT), 5.75%, 2/1/2027	310,000	350,300
MPT Operating Partnership LP:
(REIT), 3.5%, 3/15/2031	105,000	106,181
(REIT), 4.625%, 8/1/2029	140,000	147,700
Realogy Group LLC:
144A, 5.75%, 1/15/2029	240,000	246,000
144A, 7.625%, 6/15/2025	185,000	196,100
Service Properties Trust, (REIT), 7.5%, 9/15/2025	160,000	173,350
Uniti Group LP, 144A, (REIT), 6.0%, 1/15/2030	105,000	101,046
VICI Properties LP, 144A, (REIT), 3.5%, 2/15/2025	10,000	10,150
WeWork Companies, Inc., 144A, 7.875%, 5/1/2025	65,000	62,133
XHR LP, 144A, (REIT), 4.875%, 6/1/2029	40,000	40,700
		2,469,066
Utilities 3.2%
AmeriGas Partners LP:
5.5%, 5/20/2025	205,000	219,606
5.75%, 5/20/2027	110,000	121,687
Calpine Corp.:
144A, 4.5%, 2/15/2028	200,000	207,500
144A, 4.625%, 2/1/2029	30,000	29,588
Clearway Energy Operating LLC, 144A, 4.75%, 3/15/2028	115,000	120,894
NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	210,000	218,137
NRG Energy, Inc.:
144A, 3.625%, 2/15/2031	145,000	141,375
144A, 5.25%, 6/15/2029	157,000	168,207
5.75%, 1/15/2028	200,000	211,422
Pattern Energy Operations LP, 144A, 4.5%, 8/15/2028	90,000	93,375
PG&E Corp., 5.25%, 7/1/2030	75,000	78,653
Vistra Operations Co. LLC, 144A, 4.375%, 5/1/2029	60,000	60,098
		1,670,542
Total Corporate Bonds (Cost $46,494,212)		48,116,933
Loan Participations and Assignments 1.0%
Senior Loans (c)
Brand Energy & Infrastructure Services, Inc., Term Loan, 3-month USD-LIBOR + 4.25%, 5.25%, 6/21/2024	167,803	164,541
	Principal Amount ($)(a)	Value ($)
Directv Financing LLC, Term Loan, 8/2/2027 (d)	195,500	195,932
Flex Acquisition Co., Inc., Term Loan, 3-month USD-LIBOR + 3.5%, 4.0%, 3/2/2028	80,224	80,162
Penn National Gaming, Inc., Term Loan A, 10/19/2023 (d)	97,778	97,533
Total Loan Participations and Assignments (Cost $539,449)		538,168
	Shares	Value ($)
Common Stocks 0.0%
Industrials
Quad Graphics, Inc.* (b) (Cost $0)	287	1,148
Warrants 0.2%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (e) (Cost $244,286)	1,100	121,530
Securities Lending Collateral 3.6%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (f) (g) (Cost $1,857,630)	1,857,630	1,857,630
Cash Equivalents 5.4%
DWS Central Cash Management Government Fund, 0.05% (f) (Cost $2,785,992)	2,785,992	2,785,992
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $51,921,569)	102.8	53,421,401
Other Assets and Liabilities, Net	(2.8)	(1,437,607)
Net Assets	100.0	51,983,794
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS High Income VIP	| 13

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2021	Value ($) at 12/31/2021
Securities Lending Collateral 3.6%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (f) (g)
633,205	1,224,425 (h)	—	—	—	782	—	1,857,630	1,857,630
Cash Equivalents 5.4%
DWS Central Cash Management Government Fund, 0.05% (f)
843,071	21,096,475	19,153,554	—	—	552	—	2,785,992	2,785,992
1,476,276	22,320,900	19,153,554	—	—	1,334	—	4,643,622	4,643,622
*	Non-income producing security.
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2021 amounted to $1,793,969, which is 3.5% of net assets.
(c)	Variable or floating rate security. These securities are shown at their current rate as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.
(d)	All or a portion of the security represents unsettled loan commitments at December 31, 2021 where the rate will be determined at the time of settlement.
(e)	Investment was valued using significant unobservable inputs.
(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(g)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2021.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REIT: Real Estate Investment Trust
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, was partially phased out at the end of 2021, with the US Dollar LIBOR phase out continuing until June of 2023 at the latest for certain existing contracts. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
At December 31, 2021, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	805,247	USD	912,263	1/31/2022	(5,080)	State Street Bank and Trust
Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
14 |	Deutsche DWS Variable Series II —DWS High Income VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$ —	$ 48,116,933	$ —	$ 48,116,933
Loan Participations and Assignments	—	538,168	—	538,168
Common Stocks	1,148	—	—	1,148
Warrants	—	—	121,530	121,530
Short-Term Investments (a)	4,643,622	—	—	4,643,622
Total	$4,644,770	$ 48,655,101	$121,530	$ 53,421,401
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$ —	$ (5,080)	$ —	$ (5,080)
Total	$ —	$ (5,080)	$ —	$ (5,080)
(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS High Income VIP	| 15

Statement of Assets and Liabilities
as of December 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $47,277,947) — including $1,793,969 of securities loaned	$ 48,777,779
Investment in DWS Government & Agency Securities Portfolio (cost $1,857,630)*	1,857,630
Investment in DWS Central Cash Management Government Fund (cost $2,785,992)	2,785,992
Cash	117,864
Foreign currency, at value (cost $17,301)	17,311
Receivable for investments sold	439
Receivable for Fund shares sold	10,425
Interest receivable	740,556
Other assets	1,070
Total assets	54,309,066
Liabilities
Payable upon return of securities loaned	1,857,630
Payable for investments purchased	293,767
Payable for Fund shares redeemed	41,915
Unrealized depreciation on forward foreign currency contracts	5,080
Accrued management fee	18,769
Accrued Trustees' fees	817
Other accrued expenses and payables	107,294
Total liabilities	2,325,272
Net assets, at value	$ 51,983,794
Net Assets Consist of
Distributable earnings (loss)	(2,437,458)
Paid-in capital	54,421,252
Net assets, at value	$ 51,983,794
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($51,363,873 ÷ 8,311,044 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.18
Class B
Net Asset Value, offering and redemption price per share ($619,921 ÷ 100,035 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.20
*	Represents collateral on securities loaned.
Statement of Operations
for the year ended December 31, 2021

Investment Income
Income:
Interest (net of foreign taxes withheld of $91)	$ 2,659,798
Income distributions — DWS Central Cash Management Government Fund	552
Securities lending income, net of borrower rebates	782
Total income	2,661,132
Expenses:
Management fee	264,304
Administration fee	51,275
Services to shareholders	861
Record keeping fee (Class B)	481
Distribution service fee (Class B)	799
Custodian fee	3,825
Audit fee	70,236
Legal fees	12,302
Tax fees	7,206
Reports to shareholders	30,607
Trustees' fees and expenses	3,037
Other	2,889
Total expenses before expense reductions	447,822
Expense reductions	(71,226)
Total expenses after expense reductions	376,596
Net investment income	2,284,536
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,295,181
Forward foreign currency contracts	80,161
Foreign currency	(4,968)
1,370,374
Change in net unrealized appreciation (depreciation) on:
Investments	(1,541,699)
Forward foreign currency contracts	(5,303)
Foreign currency	(403)
(1,547,405)
Net gain (loss)	(177,031)
Net increase (decrease) in net assets resulting from operations	$ 2,107,505

The accompanying notes are an integral part of the financial statements.
16 |	Deutsche DWS Variable Series II —DWS High Income VIP

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 2,284,536	$ 2,533,908
Net realized gain (loss)	1,370,374	(892,054)
Change in net unrealized appreciation (depreciation)	(1,547,405)	1,341,265
Net increase (decrease) in net assets resulting from operations	2,107,505	2,983,119
Distributions to shareholders:
Class A	(2,455,814)	(2,873,076)
Class B	(6,327)	(8,104)
Total distributions	(2,462,141)	(2,881,180)
Fund share transactions:
Class A
Proceeds from shares sold	6,500,206	6,977,525
Reinvestment of distributions	2,455,814	2,873,076
Payments for shares redeemed	(11,190,770)	(11,869,783)
Net increase (decrease) in net assets from Class A share transactions	(2,234,750)	(2,019,182)
Class B
Proceeds from shares sold	481,262	9,694
Reinvestment of distributions	6,327	8,104
Payments for shares redeemed	(21,374)	(29,136)
Net increase (decrease) in net assets from Class B share transactions	466,215	(11,338)
Increase (decrease) in net assets	(2,123,171)	(1,928,581)
Net assets at beginning of period	54,106,965	56,035,546
Net assets at end of period	$ 51,983,794	$ 54,106,965

Other Information
Class A
Shares outstanding at beginning of period	8,668,128	8,976,023
Shares sold	1,055,087	1,182,798
Shares issued to shareholders in reinvestment of distributions	408,621	536,022
Shares redeemed	(1,820,792)	(2,026,715)
Net increase (decrease) in Class A shares	(357,084)	(307,895)
Shares outstanding at end of period	8,311,044	8,668,128
Class B
Shares outstanding at beginning of period	23,669	25,470
Shares sold	78,794	1,573
Shares issued to shareholders in reinvestment of distributions	1,048	1,501
Shares redeemed	(3,476)	(4,875)
Net increase (decrease) in Class B shares	76,366	(1,801)
Shares outstanding at end of period	100,035	23,669
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS High Income VIP	| 17

Financial Highlights
DWS High Income VIP — Class A
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$6.23	$6.23	$5.71	$6.36	$6.28
Income (loss) from investment operations:
Net investment income[a]	.27	.29	.31	.33	.31
Net realized and unrealized gain (loss)	(.03)	.04	.56	(.48)	.15
Total from investment operations	.24	.33	.87	(.15)	.46
Less distributions from:
Net investment income	(.29)	(.33)	(.35)	(.50)	(.38)
Net asset value, end of period	$6.18	$6.23	$6.23	$5.71	$6.36
Total Return (%)[b]	4.00	6.24	15.69	(2.52)	7.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	54	56	52	61
Ratio of expenses before expense reductions (%)[c]	.84	.87	.96	.94	.78
Ratio of expenses after expense reductions (%)[c]	.71	.70	.68	.69	.72
Ratio of net investment income (%)	4.32	4.86	5.09	5.41	4.98
Portfolio turnover rate (%)	56	94	82	62	71
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.
18 |	Deutsche DWS Variable Series II —DWS High Income VIP

DWS High Income VIP — Class B
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$6.24	$6.25	$5.73	$6.38	$6.30
Income (loss) from investment operations:
Net investment income[a]	.24	.27	.29	.31	.31
Net realized and unrealized gain (loss)	(.01)	.04	.57	(.48)	.13
Total from investment operations	.23	.31	.86	(.17)	.44
Less distributions from:
Net investment income	(.27)	(.32)	(.34)	(.48)	(.36)
Net asset value, end of period	$6.20	$6.24	$6.25	$5.73	$6.38
Total Return (%)[b]	3.79	5.77	15.33	(2.76)	7.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.6	.1	.2	.1	.1
Ratio of expenses before expense reductions (%)[c]	1.27	1.30	1.40	1.34	1.15
Ratio of expenses after expense reductions (%)[c]	1.10	1.05	.94	.96	.98
Ratio of net investment income (%)	3.86	4.52	4.82	5.14	4.88
Portfolio turnover rate (%)	56	94	82	62	71
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS High Income VIP	| 19

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS High Income VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price
20 |	Deutsche DWS Variable Series II —DWS High Income VIP

and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.04% annualized effective rate as of December 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2021, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of December 31, 2021

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$ 1,856,580	$ —	$ —	$ —	$ 1,856,580
Common Stocks	1,050	—	—	—	1,050
Total Borrowings	$ 1,857,630	$ —	$ —	$ —	$ 1,857,630
Gross amount of recognized liabilities for securities lending transactions:					$ 1,857,630
Deutsche DWS Variable Series II —DWS High Income VIP	| 21

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At December 31, 2021, the Fund had net tax basis capital loss carryforwards of approximately $6,270,000, including short-term losses ($584,000) and long-term losses ($5,686,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward foreign currency exchange contracts, premium amortization on debt securities, and certain securities sold at a loss on investment transactions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2021, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 2,371,758
Capital loss carryforwards	$ (6,270,000)
Net unrealized appreciation (depreciation) on investments	$ 1,460,494
At December 31, 2021, the aggregate cost of investments for federal income tax purposes was $51,960,907. The net unrealized appreciation for all investments based on tax cost was $1,460,494. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $1,771,657 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $311,163.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2021	2020
Distributions from ordinary income*	$ 2,462,141	$ 2,881,180
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
22 |	Deutsche DWS Variable Series II —DWS High Income VIP

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.
B.	Derivative Instruments
A forward foreign currency contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2021, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of December 31, 2021, is included in the table following the Fund’s Investment Portfolio. For the year ended December 31, 2021, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $816,000 to $1,197,000.
The following table summarize the value of the Fund's derivative instruments held as of December 31, 2021 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (5,080)
The above derivative is located in the following Statement of Assets and Liabilities account:
(a)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2021 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$ 80,161
The above derivative is located in the following Statement of Operations account:
(a)	Net realized gain (loss) from forward foreign currency contracts

Deutsche DWS Variable Series II —DWS High Income VIP	| 23

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$ (5,303)
The above derivative is located in the following Statement of Operations account:
(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
As of December 31, 2021, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank and Trust	$ 5,080	$ —	$ —	$ 5,080
C.	Purchases and Sales of Securities
During the year ended December 31, 2021, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $28,425,737 and $32,167,592, respectively.
D.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%
Accordingly, for the year ended December 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund’s average daily net assets.
For the period from January 1, 2021 through September 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class A shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.71%.
24 |	Deutsche DWS Variable Series II —DWS High Income VIP

For the period from January 1, 2021 through April 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 1.10%.
For the period from May 1, 2021 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 1.11%.
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 1.10%.
For the year ended December 31, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 70,704
Class B	522
$ 71,226
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2021, the Administration Fee was $51,275, of which $4,250 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2021
Class A	$ 332	$ 55
Class B	80	16
	$ 412	$ 71
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2021, the Distribution Service Fee aggregated $799, of which $114 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,244, of which $612 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will
Deutsche DWS Variable Series II —DWS High Income VIP	| 25

waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $59.
E.	Investing in High-Yield Debt Securities
High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
F.	Ownership of the Fund
At December 31, 2021, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 66% and 24%, respectively. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 50%, 26% and 21%, respectively.
G.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2021.
H.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
26 |	Deutsche DWS Variable Series II —DWS High Income VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS High Income VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS High Income VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 15, 2022
Deutsche DWS Variable Series II —DWS High Income VIP	| 27

Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2021 to December 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2021

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,013.10	$ 1,011.40
Expenses Paid per $1,000*	$ 3.60	$ 5.58
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,021.63	$ 1,019.66
Expenses Paid per $1,000*	$ 3.62	$ 5.60
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS High Income VIP	.71%	1.10%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
28 |	Deutsche DWS Variable Series II —DWS High Income VIP

Tax Information	(Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Deutsche DWS Variable Series II —DWS High Income VIP	| 29

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS High Income VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the
30 |	Deutsche DWS Variable Series II —DWS High Income VIP

Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the
Deutsche DWS Variable Series II —DWS High Income VIP	| 31

substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
32 |	Deutsche DWS Variable Series II —DWS High Income VIP

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Deutsche DWS Variable Series II —DWS High Income VIP	| 33

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
34 |	Deutsche DWS Variable Series II —DWS High Income VIP

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
Deutsche DWS Variable Series II —DWS High Income VIP	| 35

VS2HI-2 (R-025832-11 2/22)

December 31, 2021
Annual Report
Deutsche DWS Variable Series II

DWS International Growth VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Information About Your Fund's Expenses
21	Tax Information
21	Proxy Voting
22	Advisory Agreement Board Considerations and Fee Evaluation
25	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series II —DWS International Growth VIP

Performance Summary	December 31, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 1.50% and 1.81% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
MSCI All Country World ex-USA Index is an unmanaged equity index which captures large and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 25 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Prior to October 1, 2017, the fund was named Deutsche Global Growth VIP and operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.

Comparative Results
DWS International Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,811	$17,406	$18,194	$27,015
	Average annual total return	8.11%	20.29%	12.72%	10.45%
MSCI All Country World ex-USA Index	Growth of $10,000	$10,782	$14,497	$15,822	$20,196
	Average annual total return	7.82%	13.18%	9.61%	7.28%
DWS International Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,788	$17,260	$17,962	$26,208
	Average annual total return	7.88%	19.95%	12.43%	10.11%
MSCI All Country World ex-USA Index	Growth of $10,000	$10,782	$14,497	$15,822	$20,196
	Average annual total return	7.82%	13.18%	9.61%	7.28%
The growth of $10,000 is cumulative.
Deutsche DWS Variable Series II —DWS International Growth VIP	| 3

Management Summary	December 31, 2021 (Unaudited)
The Fund’s Class A shares returned 8.11% in 2021 (unadjusted for contract charges), outperforming the 7.82% return of the MSCI All-Country World ex-USA Index. Notably, the Fund exceeded the return of its benchmark despite the underperformance of the growth style relative to the broader market. The Fund also outpaced the index in the five-, and ten-year periods that ended on December 31, 2021.
The Fund’s outperformance in 2021 stemmed largely from its positioning in the information technology sector. In addition to benefiting from being overweight in this outperforming group, the Fund held positions in a wide range of stocks that outpaced the broader category thanks to the robust demand for digital transformation and IT services. Among these were EPAM Systems, Inc., Capgemini SE, and Globant SA. NVIDIA Corp., which capitalized on the strong global demand for chips, was another top performer in the category. Outside of technology, Brookfield Asset Management, Inc. — which executed well and was well positioned to benefit from the popularity of alternative investments — was the top contributor.
TeamViewer AG, a provider of connectivity solutions, was the largest detractor. The German-based company delivered excellent results in 2020 due to increased demand brought about by COVID-19. More recently, the company was compelled to reduce its growth expectations due to higher churn among customers who had signed up during the pandemic. Our holdings in several Chinese companies that were affected by the government’s regulatory measures, including Alibaba Group Holding Ltd., New Oriental Education & Technology Group Inc.,* Ping An Insurance Group Co. of China Ltd. were also key detractors. In addition, Magazine Luiza SA and Pagseguro Digital Ltd. were impacted by negative sentiment surrounding Brazilian technology stocks.
The combination of rising inflation, the persistence of COVID-19, and more hawkish central bank policy led to dramatic swings between growth stocks and cyclicals in 2021. We think this pattern may continue, which argues for balance in the portfolio. Balance, in this case, is represented by a mix of reasonably valued companies with resilient and adaptable business models, as well as both secular and stock-specific growth drivers.
Our bigger-picture view is that the world is still very much in the midst of a transformative wave of innovation. While this process was accelerated because of COVID-19, it can continue to provide a strong tailwind for faster-growing businesses at the forefront of inevitable technological change. This involves not just the innovators that are driving the change, but also other players that are quick to adopt new solutions and successfully transform their businesses through initiatives such as digitization, artificial intelligence, connectivity, and network effects. The resulting shift in competitive dynamics has led to an expanding range of investment opportunities around the world, particularly in the consumer, industrial, financial, and health care sectors.
We remained highly selective during the past year. We focused on attempting to take advantage of pullbacks in the stocks of growth businesses, especially during periods of style rotation. For example, we built positions in leading e-commerce operators and their enablers, including providers of logistics and warehousing automation solutions. We also sought emerging disruptors, as well as growers with leverage to the economic recovery.
In terms of broader positioning, we maintained underweights in sectors we believe are structurally challenged, such as energy, materials, and financials. However, we aimed to identify specific companies that are successfully advancing their business mix towards high value-added segments, as well as those digitally transforming their businesses for better resource planning, productivity, and customer engagement.
Western Europe has been a source of opportunity at the regional level, particularly with respect to secular growth areas led by digital transformation, the green energy transition, and consumers’ evolution toward online shopping. The emerging markets remain an area of interest, as well. Although many emerging countries continued to face challenges from macroeconomic and policy headwinds, we identified an increasing number of innovative companies in the category.
Sebastian P. Werner, PhD, Head of Investment Strategy Equity
Julia A. Merz, PhD, Portfolio Manager Equity
Portfolio Managers
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
4 |	Deutsche DWS Variable Series II —DWS International Growth VIP

Terms to Know
MSCI All Country World ex USA Index is an unmanaged equity index which captures large and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 25 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.
Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.
Stock selection refers to the performance of the fund’s holdings in a given sector relative to the sector as a whole.
Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the Fund, it will have a larger contribution to return in the period.
*	Not held at December 31, 2021.
Deutsche DWS Variable Series II —DWS International Growth VIP	| 5

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/21	12/31/20
Common Stocks	98%	96%
Preferred Stocks	1%	1%
Cash Equivalents	1%	2%
Exchange-Traded Funds	—	1%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	12/31/21	12/31/20
Information Technology	25%	24%
Industrials	22%	15%
Financials	14%	13%
Health Care	14%	16%
Consumer Discretionary	8%	13%
Consumer Staples	6%	7%
Materials	5%	5%
Communication Services	4%	6%
Energy	2%	1%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/21	12/31/20
Germany	13%	15%
France	12%	12%
Netherlands	10%	6%
Japan	9%	10%
Switzerland	8%	9%
United States	8%	8%
Canada	8%	7%
Ireland	5%	4%
China	4%	8%
Sweden	4%	3%
Argentina	4%	2%
United Kingdom	4%	4%
Singapore	2%	2%
Taiwan	2%	2%
Korea	2%	2%
Brazil	1%	2%
Other	4%	4%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
6 |	Deutsche DWS Variable Series II —DWS International Growth VIP

Investment Portfolio	as of December 31, 2021
	Shares	Value ($)
Common Stocks 97.5%
Argentina 3.5%
Globant SA*	2,170	681,575
MercadoLibre, Inc.*	79	106,524
(Cost $315,297)		788,099
Brazil 1.0%
Magazine Luiza SA	37,790	48,846
Pagseguro Digital Ltd. "A"* (a) (b)	6,431	168,621
(Cost $334,413)		217,467
Canada 7.8%
Agnico Eagle Mines Ltd.	4,088	217,141
Alimentation Couche-Tard, Inc. "B"	5,500	230,444
Brookfield Asset Management, Inc. "A"	15,000	905,847
Canadian National Railway Co.	2,843	349,220
Nuvei Corp. 144A*	765	49,591
(Cost $786,151)		1,752,243
China 4.4%
Alibaba Group Holding Ltd. (ADR)*	1,445	171,651
ANTA Sports Products Ltd. (b)	4,800	71,974
Dada Nexus Ltd. (ADR)*	635	8,357
Minth Group Ltd.	16,870	74,126
Ping An Insurance (Group) Co. of China Ltd. "H"	41,000	295,414
Tencent Holdings Ltd.	6,200	360,332
(Cost $819,928)		981,854
France 11.5%
Capgemini SE	1,387	340,186
Cie de Saint-Gobain	2,491	175,503
LVMH Moet Hennessy Louis Vuitton SE	729	602,932
Orpea SA	1,248	125,133
Schneider Electric SE	1,036	203,342
Teleperformance	1,081	481,419
TotalEnergies SE	6,560	333,421
Vinci SA	3,117	329,303
(Cost $1,599,268)		2,591,239
Germany 11.9%
adidas AG	380	109,360
Allianz SE (Registered)	1,542	363,669
Auto1 Group SE 144A*	3,181	70,403
BASF SE	2,214	155,924
Brenntag SE	1,816	164,298
Deutsche Boerse AG	2,601	434,906
Deutsche Post AG (Registered)	3,711	238,092
Evonik Industries AG	7,403	239,860
Evotec SE*	4,555	219,393
KION Group AG	1,230	135,037
SAP SE	1,685	238,018
	Shares	Value ($)
TeamViewer AG 144A*	7,806	104,796
Wacker Chemie AG	541	80,908
Zalando SE 144A*	1,518	122,712
(Cost $2,629,656)		2,677,376
Hong Kong 1.6%
Techtronic Industries Co., Ltd. (Cost $87,760)	18,597	370,394
Ireland 4.7%
Experian PLC	10,820	531,936
ICON PLC* (c)	743	230,107
Kerry Group PLC "A"	2,308	297,324
(Cost $595,908)		1,059,367
Israel 1.1%
Kornit Digital Ltd.* (c) (Cost $181,370)	1,671	254,410
Japan 9.2%
Daikin Industries Ltd.	1,900	429,845
Fast Retailing Co., Ltd.	230	130,314
Hoya Corp.	2,700	400,530
Keyence Corp.	700	439,452
Lasertec Corp.	500	152,481
MISUMI Group, Inc.	4,511	185,288
Shimadzu Corp.	4,900	206,604
Shiseido Co., Ltd. (b)	2,300	128,261
(Cost $1,110,944)		2,072,775
Korea 2.0%
LG Chem Ltd.	92	47,632
Samsung Electronics Co., Ltd.	6,104	401,249
(Cost $349,120)		448,881
Luxembourg 1.0%
Eurofins Scientific SE (Cost $122,199)	1,910	236,639
Netherlands 9.5%
Adyen NV 144A*	73	191,945
Airbus SE*	1,316	168,565
ASML Holding NV	599	479,810
ING Groep NV	18,949	264,864
Koninklijke DSM NV	1,378	310,460
Koninklijke Philips NV	5,631	209,860
NXP Semiconductors NV (c)	995	226,641
Prosus NV	1,545	128,946
Universal Music Group NV	5,969	167,925
(Cost $1,567,148)		2,149,016
Singapore 2.3%
DBS Group Holdings Ltd. (Cost $356,967)	21,300	516,047
Sweden 3.5%
Assa Abloy AB "B"	4,555	139,082
Hexagon AB "B"	8,735	138,335

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS International Growth VIP	| 7

	Shares	Value ($)
Nobina AB 144A	24,041	284,592
Spotify Technology SA* (a)	1,011	236,604
(Cost $480,434)		798,613
Switzerland 8.4%
Alcon, Inc.	739	65,181
Lonza Group AG (Registered)	855	713,179
Nestle SA (Registered)	4,053	567,238
Roche Holding AG (Genusschein)	888	369,059
Sportradar Holding AG "A"* (b) (c)	3,517	61,794
Zur Rose Group AG*	470	121,173
(Cost $956,519)		1,897,624
Taiwan 2.3%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $180,425)	23,000	511,256
United Kingdom 3.5%
Clarivate PLC* (a) (b)	8,159	191,900
Farfetch Ltd. "A"* (a)	3,114	104,101
Halma PLC	4,488	194,184
Rentokil Initial PLC	33,998	269,070
VTEX "A"* (a) (b)	2,396	25,685
(Cost $654,846)		784,940
United States 8.3%
Activision Blizzard, Inc.	1,667	110,905
EPAM Systems, Inc.*	833	556,819
Marsh & McLennan Companies, Inc.	1,958	340,339
Mastercard, Inc. "A"	618	222,060
NVIDIA Corp.	1,125	330,874
Schlumberger NV	3,003	89,940
Thermo Fisher Scientific, Inc.	344	229,531
(Cost $634,151)		1,880,468
Total Common Stocks (Cost $13,762,504)		21,988,708
	Shares	Value ($)
Preferred Stocks 1.3%
Germany
Sartorius AG (Cost $131,681)	437	295,796
Securities Lending Collateral 2.8%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (d) (e) (Cost $631,412)	631,412	631,412
Cash Equivalents 1.1%
DWS Central Cash Management Government Fund, 0.05% (d) (Cost $236,102)	236,102	236,102
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $14,761,699)	102.7	23,152,018
Other Assets and Liabilities, Net	(2.7)	(600,251)
Net Assets	100.0	22,551,767
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2021	Value ($) at 12/31/2021
Securities Lending Collateral 2.8%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (d) (e)
—	631,412 (f)	—	—	—	16,403	—	631,412	631,412
Cash Equivalents 1.1%
DWS Central Cash Management Government Fund, 0.05% (d)
458,187	5,645,365	5,867,450	—	—	129	—	236,102	236,102
458,187	6,276,777	5,867,450	—	—	16,532	—	867,514	867,514
*	Non-income producing security.
(a)	Listed on the New York Stock Exchange.
(b)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2021 amounted to $602,326, which is 2.7% of net assets.
(c)	Listed on the NASDAQ Stock Market, Inc.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series II —DWS International Growth VIP

(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2021.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$ 788,099	$ —	$ —	$ 788,099
Brazil	168,621	48,846	—	217,467
Canada	1,752,243	—	—	1,752,243
China	180,008	801,846	—	981,854
France	—	2,591,239	—	2,591,239
Germany	—	2,677,376	—	2,677,376
Hong Kong	—	370,394	—	370,394
Ireland	230,107	829,260	—	1,059,367
Israel	254,410	—	—	254,410
Japan	—	2,072,775	—	2,072,775
Korea	—	448,881	—	448,881
Luxembourg	—	236,639	—	236,639
Netherlands	226,641	1,922,375	—	2,149,016
Singapore	—	516,047	—	516,047
Sweden	236,604	562,009	—	798,613
Switzerland	61,794	1,835,830	—	1,897,624
Taiwan	—	511,256	—	511,256
United Kingdom	321,686	463,254	—	784,940
United States	1,880,468	—	—	1,880,468
Preferred Stocks	—	295,796	—	295,796
Short-Term Investments (a)	867,514	—	—	867,514
Total	$6,968,195	$16,183,823	$ —	$23,152,018
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS International Growth VIP	| 9

Statement of Assets and Liabilities
as of December 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $13,894,185) — including $602,326 of securities loaned	$ 22,284,504
Investment in DWS Government & Agency Securities Portfolio (cost $631,412)*	631,412
Investment in DWS Central Cash Management Government Fund (cost $236,102)	236,102
Foreign currency, at value (cost $73,550)	71,127
Receivable for investments sold	29,632
Receivable for Fund shares sold	1,322
Dividends receivable	4,040
Interest receivable	101
Foreign taxes recoverable	24,036
Other assets	430
Total assets	23,282,706
Liabilities
Payable upon return of securities loaned	631,412
Payable for Fund shares redeemed	11,988
Accrued management fee	4,625
Accrued Trustees' fees	509
Other accrued expenses and payables	82,405
Total liabilities	730,939
Net assets, at value	$ 22,551,767
Net Assets Consist of
Distributable earnings (loss)	8,889,920
Paid-in capital	13,661,847
Net assets, at value	$ 22,551,767
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($22,446,716 ÷ 1,193,724 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 18.80
Class B
Net Asset Value, offering and redemption price per share ($105,051 ÷ 5,576 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 18.84
*	Represents collateral on securities loaned.
Statement of Operations
for the year ended December 31, 2021

Investment Income
Income:
Dividends (net of foreign taxes withheld of $40,585)	$ 257,228
Income distributions — DWS Central Cash Management Government Fund	129
Securities lending income, net of borrower rebates	16,403
Total income	273,760
Expenses:
Management fee	128,631
Administration fee	20,124
Services to shareholders	732
Record keeping fee (Class B)	6
Distribution service fee (Class B)	365
Custodian fee	13,629
Audit fee	59,103
Legal fees	11,717
Tax fees	7,206
Reports to shareholders	23,703
Trustees' fees and expenses	2,194
Other	9,914
Total expenses before expense reductions	277,324
Expense reductions	(89,307)
Total expenses after expense reductions	188,017
Net investment income	85,743
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	451,935
Foreign currency	1,884
453,819
Change in net unrealized appreciation (depreciation) on:
Investments	993,705
Foreign currency	(6,182)
987,523
Net gain (loss)	1,441,342
Net increase (decrease) in net assets resulting from operations	$1,527,085

The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series II —DWS International Growth VIP

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 85,743	$ 68,931
Net realized gain (loss)	453,819	266,287
Change in net unrealized appreciation (depreciation)	987,523	3,136,891
Net increase (decrease) in net assets resulting from operations	1,527,085	3,472,109
Distributions to shareholders:
Class A	(300,260)	(248,933)
Class B	(1,284)	(1,082)
Total distributions	(301,544)	(250,015)
Fund share transactions:
Class A
Proceeds from shares sold	3,858,747	1,646,537
Reinvestment of distributions	300,260	248,933
Payments for shares redeemed	(2,223,148)	(3,319,251)
Net increase (decrease) in net assets from Class A share transactions	1,935,859	(1,423,781)
Class B
Proceeds from shares sold	69,880	1,708
Reinvestment of distributions	1,284	1,082
Payments for shares redeemed	(79,732)	(73,265)
Net increase (decrease) in net assets from Class B share transactions	(8,568)	(70,475)
Increase (decrease) in net assets	3,152,832	1,727,838
Net assets at beginning of period	19,398,935	17,671,097
Net assets at end of period	$22,551,767	$19,398,935

Other Information
Class A
Shares outstanding at beginning of period	1,093,246	1,196,084
Shares sold	205,692	111,439
Shares issued to shareholders in reinvestment of distributions	16,498	20,388
Shares redeemed	(121,712)	(234,665)
Net increase (decrease) in Class A shares	100,478	(102,838)
Shares outstanding at end of period	1,193,724	1,093,246
Class B
Shares outstanding at beginning of period	6,025	10,737
Shares sold	3,808	134
Shares issued to shareholders in reinvestment of distributions	70	88
Shares redeemed	(4,327)	(4,934)
Net increase (decrease) in Class B shares	(449)	(4,712)
Shares outstanding at end of period	5,576	6,025
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS International Growth VIP	| 11

Financial Highlights
DWS International Growth VIP — Class A
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$17.65	$14.64	$11.47	$13.90	$11.12
Income (loss) from investment operations:
Net investment income[a]	.08	.06	.22	.16	.08
Net realized and unrealized gain (loss)	1.34	3.17	3.32	(2.46)	2.75
Total from investment operations	1.42	3.23	3.54	(2.30)	2.83
Less distributions from:
Net investment income	(.06)	(.22)	(.17)	(.13)	(.05)
Net realized gains	(.21)	—	(.20)	—	—
Total distributions	(.27)	(.22)	(.37)	(.13)	(.05)
Net asset value, end of period	$18.80	$17.65	$14.64	$11.47	$13.90
Total Return (%)[b]	8.11	22.69	31.22	(16.69)	25.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	19	18	14	19
Ratio of expenses before expense reductions (%)[c]	1.33	1.50	1.64	1.72	1.56
Ratio of expenses after expense reductions (%)[c]	.90	.87	.86	.81	.92
Ratio of net investment income (%)	.41	.42	1.63	1.21	.61
Portfolio turnover rate (%)	20	10	16	38	62
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.
12 |	Deutsche DWS Variable Series II —DWS International Growth VIP

DWS International Growth VIP — Class B
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$17.67	$14.66	$11.49	$13.93	$11.13
Income (loss) from investment operations:
Net investment income[a]	.03	.01	.18	.12	.02
Net realized and unrealized gain (loss)	1.36	3.18	3.33	(2.46)	2.79
Total from investment operations	1.39	3.19	3.51	(2.34)	2.81
Less distributions from:
Net investment income	(.01)	(.18)	(.14)	(.10)	(.01)
Net realized gains	(.21)	—	(.20)	—	—
Total distributions	(.22)	(.18)	(.34)	(.10)	(.01)
Net asset value, end of period	$18.84	$17.67	$14.66	$11.49	$13.93
Total Return (%)[b]	7.88	22.29	30.84	(16.92)	25.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.1	.2	.2	.2
Ratio of expenses before expense reductions (%)[c]	1.62	1.81	1.95	2.07	1.90
Ratio of expenses after expense reductions (%)[c]	1.17	1.18	1.16	1.06	1.15
Ratio of net investment income (%)	.18	.07	1.31	.92	.12
Portfolio turnover rate (%)	20	10	16	38	62
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS International Growth VIP	| 13

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS International Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
14 |	Deutsche DWS Variable Series II —DWS International Growth VIP

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.04% annualized effective rate as of December 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2021, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.
Taxes. The Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of
Deutsche DWS Variable Series II —DWS International Growth VIP	| 15

available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2021, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 233,674
Undistributed long-term capital gains	$ 300,447
Net unrealized appreciation (depreciation) on investments	$ 8,358,482
At December 31, 2021, the aggregate cost of investments for federal income tax purposes was $14,793,536. The net unrealized appreciation for all investments based on tax cost was $8,358,482. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $9,219,066 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $860,584.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2021	2020
Distributions from ordinary income*	$ 69,290	$ 250,015
Distributions from long-term capital gains	$ 232,254	$ —
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the year ended December 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $6,045,043 and $3,958,477, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
16 |	Deutsche DWS Variable Series II —DWS International Growth VIP

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.62%.
For the period from January 1, 2021 through April 30, 2021 (and through April 30, 2022 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.87%
Class B	1.17%
Effective May 1, 2021 through April 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class A shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.92%.
For the year ended December 31, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 88,655
Class B	652
$ 89,307
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2021, the Administration Fee was $20,124, of which $1,832 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2021
Class A	$ 265	$ 44
Class B	44	7
	$ 309	$ 51
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the year ended December 31, 2021, the Distribution Service Fee aggregated $365, of which $29 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,040, of which $408 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its
Deutsche DWS Variable Series II —DWS International Growth VIP	| 17

proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.	Ownership of the Fund
At December 31, 2021, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 83%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 87% and 13%, respectively.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2021.
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
18 |	Deutsche DWS Variable Series II —DWS International Growth VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS International Growth VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS International Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 15, 2022
Deutsche DWS Variable Series II —DWS International Growth VIP	| 19

Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2021 to December 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2021

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,021.70	$ 1,020.60
Expenses Paid per $1,000*	$ 4.69	$ 5.96
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,020.57	$ 1,019.31
Expenses Paid per $1,000*	$ 4.69	$ 5.96
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS International Growth VIP	.92%	1.17%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
20 |	Deutsche DWS Variable Series II —DWS International Growth VIP

Tax Information	(Unaudited)
The Fund paid distributions of $0.21 per share from net long-term capital gains during its year ended December 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $336,000 as capital gain dividends for its year ended December 31, 2021.
For corporate shareholders, 9% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2021, qualified for the dividends received deduction.
The Fund paid foreign taxes of $60,597 and earned $275,111 of foreign source income during the year ended December 31, 2021. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.05 per share as foreign taxes paid and $0.23 per share as income earned from foreign sources for the year ended December 31, 2021.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Deutsche DWS Variable Series II —DWS International Growth VIP	| 21

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS International Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being
22 |	Deutsche DWS Variable Series II —DWS International Growth VIP

the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the
Deutsche DWS Variable Series II —DWS International Growth VIP	| 23

substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
24 |	Deutsche DWS Variable Series II —DWS International Growth VIP

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Deutsche DWS Variable Series II —DWS International Growth VIP	| 25

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
26 |	Deutsche DWS Variable Series II —DWS International Growth VIP

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
Deutsche DWS Variable Series II —DWS International Growth VIP	| 27

VS2IG-2 (R-025830-12 2/22)

December 31, 2021
Annual Report
Deutsche DWS Variable Series II

DWS Small Mid Cap Growth VIP

Contents
3	Performance Summary
4	Management Summary
5	Portfolio Summary
6	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund's Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks.The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

Performance Summary	December 31, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.
The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 is 0.82% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31

The Russell 2500TM Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Small Mid Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,384	$18,141	$19,143	$35,712
	Average annual total return	13.84%	21.96%	13.87%	13.57%
Russell 2500 Growth Index	Growth of $10,000	$10,504	$19,574	$22,542	$43,169
	Average annual total return	5.04%	25.09%	17.65%	15.75%
The growth of $10,000 is cumulative.
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 3

Management Summary	December 31, 2021 (Unaudited)
During the 12-month period ended December 31, 2021, the portfolio provided a total return of 13.84% (Class A shares, unadjusted for contract charges) compared with the 5.04% return of its benchmark, the Russell 2500 Growth Index.
U.S. equities posted gains in 2021, although performance was largely led by larger-capitalization stocks. As vaccines allowed pandemic-related restrictions to be eased, economic growth and corporate earnings rebounded strongly. In addition, U.S. monetary and fiscal policy were highly supportive, with Congress passing massive spending packages and the U.S. Federal Reserve (Fed) maintaining short rates near zero while engaging in bond purchases to keep longer-term borrowing costs low. The fourth quarter saw the Fed adopt a more hawkish stance in response to persistently high inflation, leading to increased market volatility and weighing on performance for growth-oriented stocks.
The portfolio’s outperformance relative to the benchmark was driven by strong stock selection across all sectors, most notably health care, industrials and materials. In terms of individual contributors, positive contributions were led by Builders FirstSource, Inc., the nation’s largest supplier of structural building products, value-added components and services for new residential construction, repair and remodeling. The stock was supported as housing demand remained robust due to low interest rates. SiTime Corp. develops silicon-based timing solutions. The company saw its shares spike higher after reporting very strong second quarter revenue and earnings as semiconductor industry shortages have increased demand and pricing power for the company’s products. Kforce, Inc. is a professional staffing company operating in North America. With over 80% of revenue derived from technology staffing needs, Kforce benefited from high demand driven by accelerated IT spending. On the downside, Five9, Inc. is a cloud contact center software provider that enables businesses to improve customer relationship management. The stock suffered as a proposed merger collapsed. Another laggard was iRhythm Technologies, Inc.* which provides a cardiac monitoring device and related analytical services to diagnose arrhythmias and other heart conditions. The company’s shares declined after a large payer reduced the reimbursement rate for its devices to bring payments in line with older technologies, not appreciating the benefits of longer wear times, ease of use and the monitoring and analysis the company provides. We exited the position given reduced visibility. Emergent BioSolutions Inc.* is a global specialty biopharma company that manufactures biodefense drugs and treatments for infectious diseases. Early in the COVID-19 pandemic the company was contracted by multiple manufacturers for vaccine production. However, Emergent experienced manufacturing issues which resulted in lost sales and uncertainty of batch quality which caused its shares to decline, and we sold the position.
As the Fed begins to evaluate future rate hikes, we have begun to see companies with higher quality profiles lead the market. Small cap relative valuations appear attractive considering the solid growth expected in both revenue and earnings in 2022. We believe the small-cap universe remains a very compelling area for bottom-up investors to find long term growth companies across multiple sectors.
Peter Barsa, Senior Portfolio Manager Equity
Michael A. Sesser, CFA, Senior Portfolio Manager Equity
Portfolio Managers
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
Russell 2500 Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Contribution and detraction incorporate both an investment's total return and its weighting in the Fund.
*	Not held as of December 31, 2021.
4 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/21	12/31/20
Common Stocks	99%	97%
Cash Equivalents	1%	2%
Exchange-Traded Funds	0%	1%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Cash Equivalents and Securities Lending)	12/31/21	12/31/20
Information Technology	28%	29%
Health Care	26%	29%
Industrials	16%	14%
Consumer Discretionary	14%	13%
Financials	5%	5%
Materials	4%	4%
Real Estate	3%	3%
Consumer Staples	2%	2%
Communication Services	1%	1%
Energy	1%	0%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 6.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 5

Investment Portfolio	as of December 31, 2021
	Shares	Value ($)
Common Stocks 98.5%
Communication Services 1.0%
Entertainment 0.5%
Take-Two Interactive Software, Inc.*	2,174	386,363
Interactive Media & Services 0.5%
Cargurus, Inc.*	10,463	351,976
Consumer Discretionary 13.8%
Auto Components 0.9%
Gentherm, Inc.*	7,364	639,932
Diversified Consumer Services 1.1%
Bright Horizons Family Solutions, Inc.*	5,598	704,676
Terminix Global Holdings, Inc.*	3,418	154,596
		859,272
Hotels, Restaurants & Leisure 2.1%
Hilton Grand Vacations, Inc.*	12,491	650,906
Jack in the Box, Inc.	7,892	690,392
Scientific Games Corp. "A"*	3,937	263,110
		1,604,408
Household Durables 4.3%
Helen of Troy Ltd.*	2,963	724,365
iRobot Corp.* (a)	6,273	413,265
LGI Homes, Inc.*	3,489	538,981
TopBuild Corp.*	5,673	1,565,237
		3,241,848
Internet & Direct Marketing Retail 0.2%
Just Eat Takeaway.com NV (ADR)* (a)	12,289	132,230
Leisure Products 1.7%
YETI Holdings, Inc.*	15,522	1,285,687
Specialty Retail 3.5%
Burlington Stores, Inc.*	2,883	840,423
Camping World Holdings, Inc. "A" (a)	24,907	1,006,243
Leslie's, Inc.*	2,799	66,224
National Vision Holdings, Inc.*	7,865	377,441
The Children's Place, Inc.*	4,788	379,641
		2,669,972
Consumer Staples 2.1%
Food & Staples Retailing 1.2%
Casey's General Stores, Inc.	4,371	862,617
Household Products 0.9%
Spectrum Brands Holdings, Inc.	6,982	710,209
Energy 0.7%
Oil, Gas & Consumable Fuels
Crescent Energy, Inc. "A"* (a)	6,384	80,949
	Shares	Value ($)
Denbury, Inc.*	2,500	191,475
Ovintiv, Inc.	6,811	229,531
		501,955
Financials 4.7%
Banks 2.7%
Pinnacle Financial Partners, Inc.	5,944	567,652
South State Corp.	4,704	376,837
SVB Financial Group*	742	503,254
Synovus Financial Corp.	11,493	550,170
		1,997,913
Capital Markets 1.7%
FactSet Research Systems, Inc.	296	143,859
Lazard Ltd. "A"	13,717	598,473
Moelis & Co. "A"	9,136	571,091
		1,313,423
Consumer Finance 0.3%
Green Dot Corp. "A"*	6,162	223,311
Health Care 25.2%
Biotechnology 8.7%
Amicus Therapeutics, Inc.*	7,094	81,936
Apellis Pharmaceuticals, Inc.*	4,251	200,987
Arena Pharmaceuticals, Inc.*	5,976	555,409
Beam Therapeutics, Inc.*	1,093	87,101
Biohaven Pharmaceutical Holding Co., Ltd.*	7,287	1,004,222
Blueprint Medicines Corp.*	4,684	501,703
Fate Therapeutics, Inc.*	3,846	225,030
Global Blood Therapeutics, Inc.*	4,524	132,418
Insmed, Inc.*	6,610	180,056
Intellia Therapeutics, Inc.*	1,898	224,420
Invitae Corp.*	5,038	76,930
Kiniksa Pharmaceuticals Ltd. "A"*	8,769	103,211
Ligand Pharmaceuticals, Inc.*	2,672	412,717
Mirati Therapeutics, Inc.*	2,178	319,491
Natera, Inc.*	4,935	460,880
Neurocrine Biosciences, Inc.*	7,085	603,429
TG Therapeutics, Inc.*	4,142	78,698
Travere Therapeutics, Inc.*	23,478	728,757
Turning Point Therapeutics, Inc.*	2,679	127,788
Ultragenyx Pharmaceutical, Inc.*	3,057	257,063
Veracyte, Inc.*	5,225	215,270
		6,577,516
Health Care Equipment & Supplies 3.7%
Axonics, Inc.*	4,613	258,328
BioLife Solutions, Inc.*	8,451	314,969
Globus Medical, Inc. "A"*	4,024	290,533

The accompanying notes are an integral part of the financial statements.
6 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

	Shares	Value ($)
Haemonetics Corp.*	1,353	71,763
Masimo Corp.*	2,727	798,411
Nevro Corp.*	1,428	115,768
Outset Medical, Inc.*	4,898	225,749
STAAR Surgical Co.*	975	89,017
Tandem Diabetes Care, Inc.*	4,219	635,044
		2,799,582
Health Care Providers & Services 9.1%
AMN Healthcare Services, Inc.*	13,141	1,607,539
Clover Health Investments Corp.*	15,307	56,942
HealthEquity, Inc.*	1,929	85,339
ModivCare, Inc.*	9,473	1,404,751
Molina Healthcare, Inc.*	4,119	1,310,172
Option Care Health, Inc.*	26,064	741,260
RadNet, Inc.*	55,477	1,670,412
		6,876,415
Health Care Technology 1.0%
Vocera Communications, Inc.*	11,330	734,637
Life Sciences Tools & Services 0.6%
Avantor, Inc.*	7,242	305,178
NeoGenomics, Inc.*	3,100	105,772
		410,950
Pharmaceuticals 2.1%
Aclaris Therapeutics, Inc.*	12,953	188,337
ANI Pharmaceuticals, Inc.*	8,521	392,648
Arvinas, Inc.*	2,000	164,280
Avadel Pharmaceuticals PLC (ADR)* (a)	18,916	152,841
Pacira BioSciences, Inc.*	11,807	710,427
		1,608,533
Industrials 15.7%
Aerospace & Defense 1.0%
HEICO Corp.	5,006	721,965
Building Products 5.2%
Advanced Drainage Systems, Inc.	3,825	520,697
Allegion PLC	7,499	993,168
Builders FirstSource, Inc.*	18,923	1,621,890
Masonite International Corp.*	6,705	790,855
		3,926,610
Commercial Services & Supplies 2.4%
MSA Safety, Inc.	2,392	361,096
Tetra Tech, Inc.	4,419	750,346
The Brink's Co.	11,036	723,631
		1,835,073
Construction & Engineering 0.6%
MasTec, Inc.*	4,674	431,317
Electrical Equipment 1.0%
Generac Holdings, Inc.*	1,478	520,138
	Shares	Value ($)
Plug Power, Inc.*	4,018	113,428
Thermon Group Holdings, Inc.*	9,149	154,892
		788,458
Machinery 0.8%
IDEX Corp.	2,502	591,273
Professional Services 2.0%
Kforce, Inc.	20,225	1,521,324
Trading Companies & Distributors 2.7%
H&E Equipment Services, Inc.	16,406	726,294
Rush Enterprises, Inc. "A"	16,590	923,067
Titan Machinery, Inc.*	11,743	395,622
		2,044,983
Information Technology 28.1%
Communications Equipment 1.8%
Calix, Inc.*	8,844	707,255
Lumentum Holdings, Inc.*	6,080	643,081
		1,350,336
Electronic Equipment, Instruments & Components 2.8%
Advanced Energy Industries, Inc.	12,629	1,149,997
Cognex Corp.	7,873	612,204
IPG Photonics Corp.*	1,883	324,140
		2,086,341
IT Services 2.8%
Broadridge Financial Solutions, Inc.	5,482	1,002,219
Maximus, Inc.	8,556	681,657
WEX, Inc.*	2,932	411,623
		2,095,499
Semiconductors & Semiconductor Equipment 6.8%
CMC Materials, Inc.	2,531	485,168
Entegris, Inc.	6,342	878,874
Monolithic Power Systems, Inc.	2,547	1,256,512
Semtech Corp.*	7,632	678,714
SiTime Corp.*	4,087	1,195,611
Ultra Clean Holdings, Inc.*	10,873	623,675
		5,118,554
Software 13.9%
Aspen Technology, Inc.*	9,339	1,421,396
DocuSign, Inc.*	1,013	154,290
Dynatrace, Inc.*	7,679	463,428
Envestnet, Inc.*	9,852	781,658
Five9, Inc.*	12,047	1,654,294
LivePerson, Inc.*	7,263	259,434
Rapid7, Inc.*	6,849	806,059
Tenable Holdings, Inc.*	9,841	541,944
Tyler Technologies, Inc.*	4,051	2,179,235
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 7

	Shares	Value ($)
Varonis Systems, Inc.*	35,677	1,740,324
Workiva, Inc.*	3,858	503,430
		10,505,492
Materials 4.1%
Construction Materials 1.3%
Eagle Materials, Inc.	5,901	982,280
Containers & Packaging 0.7%
Berry Global Group, Inc.*	6,828	503,770
Metals & Mining 2.1%
Cleveland-Cliffs, Inc.* (a)	53,487	1,164,412
First Quantum Minerals Ltd.	17,207	411,760
		1,576,172
Real Estate 3.1%
Equity Real Estate Investment Trusts (REITs) 2.7%
Americold Realty Trust	10,299	337,704
EastGroup Properties, Inc.	2,708	617,018
Essential Properties Realty Trust, Inc.	21,678	624,977
Four Corners Property Trust, Inc.	13,954	410,387
		1,990,086
Real Estate Management & Development 0.4%
Newmark Group, Inc. "A"	17,392	325,230
Total Common Stocks (Cost $37,722,906)		74,183,512
	Shares	Value ($)
Exchange-Traded Funds 0.4%
SPDR S&P Biotech ETF (Cost $247,239)	2,719	304,419
Securities Lending Collateral 3.8%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c) (Cost $2,874,385)	2,874,385	2,874,385
Cash Equivalents 1.3%
DWS Central Cash Management Government Fund, 0.05% (b) (Cost $950,292)	950,292	950,292
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $41,794,822)	104.0	78,312,608
Other Assets and Liabilities, Net	(4.0)	(3,001,985)
Net Assets	100.0	75,310,623
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2021	Value ($) at 12/31/2021
Securities Lending Collateral 3.8%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c)
5,457,727	—	2,583,342 (d)	—	—	10,294	—	2,874,385	2,874,385
Cash Equivalents 1.3%
DWS Central Cash Management Government Fund, 0.05% (b)
1,738,142	10,071,908	10,859,758	—	—	408	—	950,292	950,292
7,195,869	10,071,908	13,443,100	—	—	10,702	—	3,824,677	3,824,677
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2021 amounted to $2,798,221, which is 3.7% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2021.

ADR: American Depositary Receipt
S&P: Standard & Poor's
SPDR: Standard & Poor's Depositary Receipt
The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 74,183,512	$ —	$ —	$ 74,183,512
Exchange-Traded Funds	304,419	—	—	304,419
Short-Term Investments (a)	3,824,677	—	—	3,824,677
Total	$ 78,312,608	$ —	$ —	$ 78,312,608
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 9

Statement of Assets and Liabilities
as of December 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $37,970,145) — including $2,798,221 of securities loaned	$ 74,487,931
Investment in DWS Government & Agency Securities Portfolio (cost $2,874,385)*	2,874,385
Investment in DWS Central Cash Management Government Fund (cost $950,292)	950,292
Foreign currency, at value (cost $224)	232
Dividends receivable	26,990
Interest receivable	470
Other assets	1,283
Total assets	78,341,583
Liabilities
Payable upon return of securities loaned	2,874,385
Payable for Fund shares redeemed	47,824
Accrued management fee	34,317
Accrued Trustees' fees	1,143
Other accrued expenses and payables	73,291
Total liabilities	3,030,960
Net assets, at value	$ 75,310,623
Net Assets Consist of
Distributable earnings (loss)	43,448,345
Paid-in capital	31,862,278
Net assets, at value	$ 75,310,623
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($75,310,623 ÷ 3,990,886 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 18.87
*	Represents collateral on securities loaned.
Statement of Operations
for the year ended December 31, 2021

Investment Income
Income:
Dividends (net of foreign taxes withheld of $21)	$ 336,500
Income distributions — DWS Central Cash Management Government Fund	408
Securities lending income, net of borrower rebates	10,294
Total income	347,202
Expenses:
Management fee	416,498
Administration fee	73,455
Services to shareholders	664
Custodian fee	3,403
Audit fee	38,433
Legal fees	13,830
Tax fees	8,316
Reports to shareholders	30,882
Trustees' fees and expenses	4,688
Other	3,870
Total expenses	594,039
Net investment income (loss)	(246,837)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	7,087,492
Change in net unrealized appreciation (depreciation) on investments	2,870,407
Net gain (loss)	9,957,899
Net increase (decrease) in net assets resulting from operations	$9,711,062

The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income (loss)	$ (246,837)	$ (28,369)
Net realized gain (loss)	7,087,492	3,757,624
Change in net unrealized appreciation (depreciation)	2,870,407	12,517,964
Net increase (decrease) in net assets resulting from operations	9,711,062	16,247,219
Distributions to shareholders:
Class A	(3,804,844)	(959,731)
Fund share transactions:
Class A
Proceeds from shares sold	2,680,334	3,372,258
Reinvestment of distributions	3,804,844	959,731
Payments for shares redeemed	(10,049,938)	(10,851,170)
Net increase (decrease) in net assets from Class A share transactions	(3,564,760)	(6,519,181)
Increase (decrease) in net assets	2,341,458	8,768,307
Net assets at beginning of period	72,969,165	64,200,858
Net assets at end of period	$ 75,310,623	$ 72,969,165

Other Information
Class A
Shares outstanding at beginning of period	4,186,167	4,698,629
Shares sold	144,423	244,143
Shares issued to shareholders in reinvestment of distributions	211,028	90,115
Shares redeemed	(550,732)	(846,720)
Net increase (decrease) in Class A shares	(195,281)	(512,462)
Shares outstanding at end of period	3,990,886	4,186,167
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 11

Financial Highlights
DWS Small Mid Cap Growth VIP — Class A
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$17.43	$13.66	$12.68	$21.94	$18.96
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.01)	.01	(.01)	(.02)
Net realized and unrealized gain (loss)	2.43	4.00	2.73	(1.92)	4.08
Total from investment operations	2.37	3.99	2.74	(1.93)	4.06
Less distributions from:
Net investment income	(.01)	(.01)	—	—	(.02)
Net realized gains	(.92)	(.21)	(1.76)	(7.33)	(1.06)
Total distributions	(.93)	(.22)	(1.76)	(7.33)	(1.08)
Net asset value, end of period	$18.87	$17.43	$13.66	$12.68	$21.94
Total Return (%)	13.84	30.18 [b]	22.41 [b]	(13.59) [b]	22.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	75	73	64	64	77
Ratio of expenses before expense reductions (%)[c]	.78	.82	.82	.81	.75
Ratio of expenses after expense reductions (%)[c]	.78	.81	.81	.80	.75
Ratio of net investment income (loss) (%)	(.33)	(.05)	.11	(.06)	(.08)
Portfolio turnover rate (%)	16	12	10	32	32
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
The accompanying notes are an integral part of the financial statements.
12 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Small Mid Cap Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 13

continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.04% annualized effective rate as of December 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2021, the Fund had securities on loan, which were classified as Common Stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, the realized tax character on distributions from certain securities and investments in limited partnerships. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2021, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed long-term capital gains	$ 7,035,573
Net unrealized appreciation (depreciation) on investments	$ 36,405,590
At December 31, 2021, the aggregate cost of investments for federal income tax purposes was $41,907,018. The net unrealized appreciation for all investments based on tax cost was $36,405,590. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $39,421,532 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $3,015,942.
14 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2021	2020
Distributions from ordinary income*	$ 753,322	$ 27,637
Distributions from long-term capital gains	$ 3,051,522	$ 932,094
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the year ended December 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $11,792,618 and $18,374,956, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.550%
Next $750 million	.525%
Over $1 billion	.500%
Accordingly, for the year ended December 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.
For the period from January 1, 2021 through April 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.81%.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2021, the Administration Fee was $73,455, of which $6,052 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent,
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 15

dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2021, the amounts charged to the Fund by DSC aggregated $484, of which $81 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $604, of which $82 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $775.
D.	Ownership of the Fund
At December 31, 2021, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 92%.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2021.
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
16 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Small Mid Cap Growth VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Small Mid Cap Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 15, 2022
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Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2021 to December 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2021

Actual Fund Return	Class A
Beginning Account Value 7/1/21	$1,000.00
Ending Account Value 12/31/21	$1,038.00
Expenses Paid per $1,000*	$ 4.01
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/21	$1,000.00
Ending Account Value 12/31/21	$1,021.27
Expenses Paid per $1,000*	$ 3.97
*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	.78%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
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Tax Information	(Unaudited)
The Fund paid distributions of $0.74 per share from net long-term capital gains during its year ended December 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $7,780,000 as capital gain dividends for its year ended December 31, 2021.
For corporate shareholders, 42% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2021, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 19

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has
20 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2021. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 21

commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
22 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 23

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
24 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 25

Notes

Notes

VS2SMCG-2 (R-025835-11 2/22)

December 31, 2021
Annual Report
Deutsche DWS Variable Series II

DWS Small Mid Cap Value VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
11	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
21	Report of Independent Registered Public Accounting Firm
22	Information About Your Fund's Expenses
23	Tax Information
23	Proxy Voting
24	Advisory Agreement Board Considerations and Fee Evaluation
27	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. The impact of the use of quantitative models and the analysis of specific metrics on a stock's performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. Quantitative models also entail the risk that the models themselves may be limited or incorrect. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

Performance Summary	December 31, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 0.88% and 1.25% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31

Russell 2500™ Value Index is an unmanaged index measuring the small- to mid-cap U.S. equity value market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,050	$15,731	$14,602	$27,181
	Average annual total return	30.50%	16.30%	7.87%	10.52%
Russell 2500 Value Index	Growth of $10,000	$12,778	$16,559	$16,016	$32,265
	Average annual total return	27.78%	18.31%	9.88%	12.43%
DWS Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$13,004	$15,560	$14,339	$26,211
	Average annual total return	30.04%	15.88%	7.47%	10.12%
Russell 2500 Value Index	Growth of $10,000	$12,778	$16,559	$16,016	$32,265
	Average annual total return	27.78%	18.31%	9.88%	12.43%
The growth of $10,000 is cumulative.
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 3

Management Summary	December 31, 2021 (Unaudited)
Class A shares of DWS Small Mid Cap Value VIP returned 30.50% in 2021 (unadjusted for contract charges) and outperformed the 27.78% gain of the Russell 2500TM Value Index.
Small- and mid-cap stocks performed very well in 2021. As business conditions gradually returned to normal, economic growth and corporate earnings both rebounded from their depressed levels of the previous year. Monetary policy also remained supportive for most of the period, with the U.S. Federal Reserve keeping interest rates near zero and continuing its stimulative quantitative easing program. Multiple rounds of fiscal stimulus provided further fuel for investor sentiment. This backdrop was highly favorable for small-cap value stocks, which finished well ahead of the 5.04% return for the Russell 2500TM Growth Index.
The Fund uses proprietary quantitative models that seek to identify the most attractive stocks in the index based on fundamental factors that have been effective sources of return over time, such as valuation, momentum, profitability, earnings, and sales growth. The models are dynamic and use specific factor weights for separate industry groups. This process worked well in 2021, helping the Fund outpace the strong return of its benchmark.
Consistent with our bottom-up approach, security selection was the primary driver of the Fund’s positive relative performance. Our portfolio holdings outpaced the corresponding benchmark components in all of the eleven major sectors except health care. Our stock picks outperformed by the widest margin in financials, led by a position in Donnelley Financial Solutions, Inc. The company consistently reported revenues and earnings that were ahead of expectations, helping the stock deliver a triple-digit gain and finish well ahead of its sector peers. Positions in Credit Acceptance Corp. and Brown & Brown, Inc. were also among our top performers in financials.
Real estate, where a number of our holdings registered gains north of 50%, was another area of strength for the Fund. Stag Industrial, Inc. and LXP Industrial Trust were the leading individual contributors in the sector. Our stock picking process was effective in information technology, as well. Verint Systems, Inc., a provider of cloud-based software used to facilitate customer engagement, produced strong gains due to a series of better-than-expected earnings reports. Communication services and consumer staples were also areas where our stock picks outperformed. Outside of these sectors, two energy stocks — Targa Resources Corp. and Devon Energy Corp. — were among the leading contributors in 2021.
On the other hand, our stock picks in health care underperformed considerably. Holdings in a number of smaller biotechnology and pharmaceutical companies lagged amid the broader weakness in these market segments. Invacare Corp.,* Bluebird Bio, Inc.,* and Athenex, Inc., were the largest individual detractors in health care. Elsewhere, Coeur Mining, Inc.* and Virgin Galactic Holdings, Inc. each cost the Fund some relative performance.
We continue to exercise discipline through the full range of market conditions. We seek to optimize the portfolio by emphasizing stocks with the most favorable combination of individual factors, rather than relying on a single factor — such as value or growth — to drive performance. In our view, this approach has enabled us to build a portfolio designed to navigate uncertain conditions and rapid shifts in market leadership. We believe the merits of this strategy may become increasingly evident as investors struggle to assess a shifting investment environment in the year ahead.
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity
Arno V. Puskar, Senior Portfolio Manager Equity
Portfolio Managers
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
4 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

Terms to Know
The Russell 2500 Value Index is an unmanaged index measuring the small- to mid-cap U.S. equity value market.
The Russell 2500 Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.
*	Not held at December 31, 2021.
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 5

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/21	12/31/20
Common Stocks	99%	100%
Cash Equivalents	1%	0%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/21	12/31/20
Financials	22%	20%
Industrials	16%	17%
Real Estate	13%	12%
Consumer Discretionary	10%	14%
Information Technology	10%	9%
Health Care	8%	7%
Materials	6%	7%
Energy	5%	4%
Utilities	4%	4%
Communication Services	3%	3%
Consumer Staples	3%	3%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
6 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

Investment Portfolio	as of December 31, 2021
	Shares	Value ($)
Common Stocks 99.5%
Communication Services 3.3%
Entertainment 1.1%
Lions Gate Entertainment Corp. "A"* (a)	51,187	851,752
Madison Square Garden Sports Corp.*	1,859	322,964
		1,174,716
Media 1.8%
Interpublic Group of Companies, Inc.	49,706	1,861,490
Wireless Telecommunication Services 0.4%
Telephone & Data Systems, Inc.	20,294	408,924
Consumer Discretionary 10.0%
Auto Components 1.7%
Goodyear Tire & Rubber Co.*	47,305	1,008,543
Lear Corp.	4,259	779,184
		1,787,727
Automobiles 0.5%
Winnebago Industries, Inc.	6,930	519,195
Diversified Consumer Services 0.3%
Vivint Smart Home, Inc.*	35,073	343,014
Hotels, Restaurants & Leisure 1.7%
Boyd Gaming Corp.*	10,704	701,861
International Game Technology PLC (a)	19,871	574,471
Red Rock Resorts, Inc. "A" (a)	8,611	473,691
		1,750,023
Household Durables 2.2%
Beazer Homes U.S.A., Inc.*	25,089	582,567
PulteGroup, Inc.	29,095	1,663,070
		2,245,637
Internet & Direct Marketing Retail 0.7%
Overstock.com, Inc.* (a)	6,410	378,254
Qurate Retail, Inc. "A"	49,172	373,707
		751,961
Leisure Products 0.2%
Nautilus, Inc.* (a)	36,693	224,928
Specialty Retail 0.2%
CarLotz, Inc.* (a)	74,380	168,843
Textiles, Apparel & Luxury Goods 2.5%
Columbia Sportswear Co.	16,694	1,626,663
Under Armour, Inc. "A"* (a)	42,221	894,663
		2,521,326
	Shares	Value ($)
Consumer Staples 3.2%
Food & Staples Retailing 0.3%
Performance Food Group Co.*	6,533	299,800
Food Products 1.0%
Darling Ingredients, Inc.*	10,608	735,028
Hostess Brands, Inc.*	16,616	339,299
		1,074,327
Household Products 1.9%
Central Garden & Pet Co.*	18,763	987,497
Spectrum Brands Holdings, Inc.	9,298	945,792
		1,933,289
Energy 4.9%
Energy Equipment & Services 0.4%
NexTier Oilfield Solutions, Inc.*	107,725	382,424
Oil, Gas & Consumable Fuels 4.5%
Civitas Resources, Inc.	9,392	459,926
Devon Energy Corp.	38,714	1,705,352
Targa Resources Corp.	47,289	2,470,377
		4,635,655
Financials 21.9%
Banks 8.9%
BankUnited, Inc.	40,550	1,715,670
Commerce Bancshares, Inc.	5,630	387,006
ConnectOne Bancorp., Inc.	10,908	356,801
Eagle Bancorp., Inc.	28,111	1,639,996
Hancock Whitney Corp.	26,974	1,349,239
Hilltop Holdings, Inc.	25,784	906,050
Primis Financial Corp.	24,193	363,863
Simmons First National Corp. "A"	30,569	904,231
UMB Financial Corp.	14,217	1,508,566
		9,131,422
Capital Markets 1.8%
Donnelley Financial Solutions, Inc.*	38,439	1,812,014
Consumer Finance 1.8%
Credit Acceptance Corp.* (a)	1,907	1,311,406
Navient Corp.	24,093	511,253
		1,822,659
Diversified Financial Services 1.4%
Cannae Holdings, Inc.*	12,504	439,516
Voya Financial, Inc.	15,823	1,049,223
		1,488,739
Insurance 6.2%
AMERISAFE, Inc.	9,923	534,155
Assurant, Inc.	10,579	1,648,843

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 7

	Shares	Value ($)
Athene Holding Ltd. "A"*	4,895	407,900
Brown & Brown, Inc.	38,887	2,732,979
Everest Re Group Ltd.	3,840	1,051,853
		6,375,730
Mortgage Real Estate Investment Trusts (REITs) 1.4%
Blackstone Mortgage Trust, Inc. "A"	8,173	250,257
Ellington Financial, Inc.	38,132	651,676
New Residential Investment Corp.	23,054	246,909
Redwood Trust, Inc.	25,738	339,484
		1,488,326
Thrifts & Mortgage Finance 0.4%
Walker & Dunlop, Inc.	3,055	460,938
Health Care 8.4%
Biotechnology 3.0%
Agios Pharmaceuticals, Inc.*	7,142	234,757
Athenex, Inc.* (a)	176,355	239,843
Gritstone bio, Inc.* (a)	23,967	308,216
Jounce Therapeutics, Inc.* (a)	30,583	255,368
Myriad Genetics, Inc.*	28,066	774,621
Sage Therapeutics, Inc.*	24,674	1,049,632
Sana Biotechnology, Inc.* (a)	16,472	254,986
		3,117,423
Health Care Equipment & Supplies 1.0%
ICU Medical, Inc.*	3,236	768,032
Pulmonx Corp.* (a)	7,082	227,120
		995,152
Health Care Providers & Services 1.3%
Apria, Inc.* (a)	13,199	430,288
Molina Healthcare, Inc.*	2,804	891,896
		1,322,184
Life Sciences Tools & Services 2.4%
Bruker Corp.	7,938	666,078
PerkinElmer, Inc.	6,269	1,260,445
Syneos Health, Inc.*	5,302	544,409
		2,470,932
Pharmaceuticals 0.7%
Atea Pharmaceuticals, Inc.*	31,135	278,347
NGM Biopharmaceuticals, Inc.* (a)	19,262	341,130
Reata Pharmaceuticals, Inc. "A"* (a)	2,689	70,909
		690,386
Industrials 15.4%
Aerospace & Defense 0.3%
Virgin Galactic Holdings Inc.* (a)	24,193	323,702
	Shares	Value ($)
Air Freight & Logistics 1.5%
Atlas Air Worldwide Holdings, Inc.*	10,887	1,024,684
GXO Logistics, Inc.*	5,515	500,928
		1,525,612
Airlines 0.2%
Mesa Air Group, Inc.*	46,861	262,422
Building Products 2.6%
Carlisle Companies, Inc.	9,343	2,318,185
Resideo Technologies, Inc.*	13,293	346,017
		2,664,202
Electrical Equipment 2.2%
Encore Wire Corp.	5,483	784,617
EnerSys	19,390	1,532,974
		2,317,591
Machinery 4.1%
Hillenbrand, Inc.	51,641	2,684,816
Pentair PLC	6,786	495,581
The Manitowoc Co., Inc.* (a)	56,618	1,052,529
		4,232,926
Professional Services 2.0%
Jacobs Engineering Group, Inc.	13,094	1,823,078
Science Applications International Corp.	2,940	245,754
		2,068,832
Road & Rail 1.1%
Knight-Swift Transportation Holdings, Inc.	10,885	663,332
XPO Logistics, Inc.*	5,515	427,026
		1,090,358
Trading Companies & Distributors 1.4%
MRC Global, Inc.*	67,641	465,370
NOW, Inc.*	109,928	938,785
		1,404,155
Information Technology 9.7%
Communications Equipment 1.2%
Ciena Corp.*	7,945	611,527
CommScope Holding Co., Inc.*	54,708	603,976
		1,215,503
Electronic Equipment, Instruments & Components 3.5%
Arlo Technologies, Inc.*	102,322	1,073,358
Avnet, Inc.	33,437	1,378,608
SYNNEX Corp.	3,829	437,884
Teledyne Technologies, Inc.*	1,727	754,509
		3,644,359
The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

	Shares	Value ($)
IT Services 1.4%
Alliance Data Systems Corp.	12,940	861,416
Concentrix Corp.	3,437	613,917
		1,475,333
Semiconductors & Semiconductor Equipment 1.5%
Cirrus Logic, Inc.*	11,969	1,101,387
Ichor Holdings Ltd.*	8,469	389,828
		1,491,215
Software 2.1%
Cognyte Software Ltd.*	24,739	387,660
NCR Corp.*	8,756	351,991
Verint Systems, Inc.*	26,229	1,377,285
		2,116,936
Materials 6.2%
Chemicals 3.8%
Albemarle Corp.	1,209	282,628
Avient Corp.	10,901	609,911
Chemours Co.	7,973	267,574
H.B. Fuller Co.	6,184	500,904
Kraton Corp.*	40,274	1,865,492
The Mosaic Co.	9,339	366,929
		3,893,438
Containers & Packaging 0.7%
Graphic Packaging Holding Co.	33,885	660,757
Metals & Mining 1.7%
Steel Dynamics, Inc.	28,779	1,786,313
Real Estate 12.9%
Equity Real Estate Investment Trusts (REITs) 12.4%
Agree Realty Corp.	12,759	910,482
Duke Realty Corp.	16,051	1,053,588
Gaming and Leisure Properties, Inc.	32,113	1,562,619
Highwoods Properties, Inc.	27,146	1,210,440
Iron Mountain, Inc. (a)	8,026	420,001
LXP Industrial Trust (a)	155,012	2,421,287
NexPoint Residential Trust, Inc.	10,300	863,449
Safehold, Inc.	3,694	294,966
SITE Centers Corp.	38,592	610,911
	Shares	Value ($)
STAG Industrial, Inc.	52,479	2,516,893
Urban Edge Properties	46,898	891,062
		12,755,698
Real Estate Management & Development 0.5%
Kennedy-Wilson Holdings, Inc.	11,176	266,883
Opendoor Technologies Inc.* (a)	18,958	276,976
		543,859
Utilities 3.6%
Electric Utilities 2.7%
IDACORP, Inc.	15,434	1,748,827
Otter Tail Corp.	5,034	359,528
PG&E Corp.*	32,722	397,245
Pinnacle West Capital Corp.	3,738	263,865
		2,769,465
Gas Utilities 0.9%
UGI Corp.	20,014	918,843
Total Common Stocks (Cost $73,345,464)		102,420,703
Securities Lending Collateral 6.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c) (Cost $6,453,827)	6,453,827	6,453,827
Cash Equivalents 0.6%
DWS Central Cash Management Government Fund, 0.05% (b) (Cost $663,321)	663,321	663,321
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $80,462,612)	106.4	109,537,851
Other Assets and Liabilities, Net	(6.4)	(6,567,332)
Net Assets	100.0	102,970,519
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 9

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2021	Value ($) at 12/31/2021
Securities Lending Collateral 6.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c)
2,438,401	4,015,426 (d)	—	—	—	9,929	—	6,453,827	6,453,827
Cash Equivalents 0.6%
DWS Central Cash Management Government Fund, 0.05% (b)
259,282	14,377,338	13,973,299	—	—	287	—	663,321	663,321
2,697,683	18,392,764	13,973,299	—	—	10,216	—	7,117,148	7,117,148
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2021 amounted to $6,304,202, which is 6.1% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2021.
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 102,420,703	$ —	$ —	$ 102,420,703
Short-Term Investments (a)	7,117,148	—	—	7,117,148
Total	$ 109,537,851	$ —	$ —	$ 109,537,851
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

Statement of Assets and Liabilities
as of December 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $73,345,464) — including $6,304,202 of securities loaned	$ 102,420,703
Investment in DWS Government & Agency Securities Portfolio (cost $6,453,827)*	6,453,827
Investment in DWS Central Cash Management Government Fund (cost $663,321)	663,321
Receivable for Fund shares sold	13,428
Dividends receivable	100,557
Interest receivable	503
Other assets	2,030
Total assets	109,654,369
Liabilities
Payable upon return of securities loaned	6,453,827
Payable for Fund shares redeemed	91,046
Accrued management fee	55,482
Accrued Trustees' fees	1,187
Other accrued expenses and payables	82,308
Total liabilities	6,683,850
Net assets, at value	$ 102,970,519
Net Assets Consist of
Distributable earnings (loss)	30,854,297
Paid-in capital	72,116,222
Net assets, at value	$ 102,970,519
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($81,748,634 ÷ 5,282,801 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.47
Class B
Net Asset Value, offering and redemption price per share ($21,221,885 ÷ 1,372,395 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.46
*	Represents collateral on securities loaned.
Statement of Operations
for the year ended December 31, 2021

Investment Income
Income:
Dividends	$ 1,563,385
Income distributions — DWS Central Cash Management Government Fund	287
Securities lending income, net of borrower rebates	9,929
Total income	1,573,601
Expenses:
Management fee	642,036
Administration fee	95,812
Services to shareholders	2,276
Record keeping fee (Class B)	23,667
Distribution service fee (Class B)	49,662
Custodian fee	2,682
Professional fees	52,914
Reports to shareholders	32,646
Trustees' fees and expenses	4,282
Other	4,329
Total expenses before expense reductions	910,306
Expense reductions	(15,809)
Total expenses after expense reductions	894,497
Net investment income	679,104
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	9,986,122
Payments by affiliates (see Note F)	8,938
9,995,060
Change in net unrealized appreciation (depreciation) on investments	14,423,979
Net gain (loss)	24,419,039
Net increase (decrease) in net assets resulting from operations	$25,098,143

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 11

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 679,104	$ 1,151,659
Net realized gain (loss)	9,995,060	(8,657,454)
Change in net unrealized appreciation (depreciation)	14,423,979	5,071,194
Net increase (decrease) in net assets resulting from operations	25,098,143	(2,434,601)
Distributions to shareholders:
Class A	(986,559)	(6,015,690)
Class B	(171,519)	(1,399,898)
Total distributions	(1,158,078)	(7,415,588)
Fund share transactions:
Class A
Proceeds from shares sold	10,833,180	5,262,531
Reinvestment of distributions	986,559	6,015,690
Payments for shares redeemed	(19,477,705)	(11,188,291)
Net increase (decrease) in net assets from Class A share transactions	(7,657,966)	89,930
Class B
Proceeds from shares sold	3,370,266	3,507,387
Reinvestment of distributions	171,519	1,399,898
Payments for shares redeemed	(4,132,281)	(3,035,924)
Net increase (decrease) in net assets from Class B share transactions	(590,496)	1,871,361
Increase (decrease) in net assets	15,691,603	(7,888,898)
Net assets at beginning of period	87,278,916	95,167,814
Net assets at end of period	$102,970,519	$ 87,278,916

Other Information
Class A
Shares outstanding at beginning of period	5,853,631	5,666,170
Shares sold	758,092	527,815
Shares issued to shareholders in reinvestment of distributions	67,758	725,656
Shares redeemed	(1,396,680)	(1,066,010)
Net increase (decrease) in Class A shares	(570,830)	187,461
Shares outstanding at end of period	5,282,801	5,853,631
Class B
Shares outstanding at beginning of period	1,418,467	1,216,620
Shares sold	230,525	321,995
Shares issued to shareholders in reinvestment of distributions	11,756	168,662
Shares redeemed	(288,353)	(288,810)
Net increase (decrease) in Class B shares	(46,072)	201,847
Shares outstanding at end of period	1,372,395	1,418,467
The accompanying notes are an integral part of the financial statements.
12 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

Financial Highlights
DWS Small Mid Cap Value VIP — Class A
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$12.00	$13.83	$12.21	$17.88	$16.65
Income (loss) from investment operations:
Net investment income[a]	.11	.16	.18	.10	.17
Net realized and unrealized gain (loss)	3.54	(.90)	2.53 [b]	(2.47)	1.55
Total from investment operations	3.65	(.74)	2.71	(2.37)	1.72
Less distributions from:
Net investment income	(.18)	(.16)	(.10)	(.24)	(.12)
Net realized gains	—	(.93)	(.99)	(3.06)	(.37)
Total distributions	(.18)	(1.09)	(1.09)	(3.30)	(.49)
Net asset value, end of period	$15.47	$12.00	$13.83	$12.21	$17.88
Total Return (%)[c]	30.50	(1.80)	22.76 [b]	(16.01)	10.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	82	70	78	70	96
Ratio of expenses before expense reductions (%)[d]	.85	.88	.88	.87	.83
Ratio of expenses after expense reductions (%)[d]	.83	.82	.83	.81	.83
Ratio of net investment income (%)	.76	1.57	1.35	.65	.98
Portfolio turnover rate (%)	32	43	55	64	35
[a]	Based on average shares outstanding during the period.
[b]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 13

DWS Small Mid Cap Value VIP — Class B
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.99	$13.82	$12.20	$17.86	$16.63
Income (loss) from investment operations:
Net investment income[a]	.06	.13	.13	.05	.11
Net realized and unrealized gain (loss)	3.53	(.90)	2.53 [b]	(2.48)	1.55
Total from investment operations	3.59	(.77)	2.66	(2.43)	1.66
Less distributions from:
Net investment income	(.12)	(.13)	(.05)	(.17)	(.06)
Net realized gains	—	(.93)	(.99)	(3.06)	(.37)
Total distributions	(.12)	(1.06)	(1.04)	(3.23)	(.43)
Net asset value, end of period	$15.46	$11.99	$13.82	$12.20	$17.86
Total Return (%)[c]	30.04	(2.18)	22.32 [b]	(16.32)	10.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	17	17	15	19
Ratio of expenses before expense reductions (%)[d]	1.22	1.25	1.25	1.24	1.19
Ratio of expenses after expense reductions (%)[d]	1.20	1.19	1.19	1.16	1.19
Ratio of net investment income (%)	.40	1.21	.99	.30	.65
Portfolio turnover rate (%)	32	43	55	64	35
[a]	Based on average shares outstanding during the period.
[b]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
The accompanying notes are an integral part of the financial statements.
14 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Small Mid Cap Value VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 15

the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.04% annualized effective rate as of December 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2021, the Fund had securities on loan, which were classified as Common Stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
16 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

At December 31, 2021, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 626,692
Undistributed long-term capital gains	$ 1,305,637
Net unrealized appreciation (depreciation) on investments	$ 28,881,993
At December 31, 2021, the aggregate cost of investments for federal income tax purposes was $80,655,858. The net unrealized appreciation for all investments based on tax cost was $28,881,993. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $32,734,740 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $3,852,747.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2021	2020
Distributions from ordinary income*	$ 1,158,078	$ 1,300,909
Distributions from long-term capital gains	$ —	$ 6,114,679
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the year ended December 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $31,310,460 and $39,982,826, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 17

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%
Accordingly, for the year ended December 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.
For the period from January 1, 2021 through April 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.82%
Class B	1.19%
For the period from May 1, 2021 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.84%
Class B	1.21%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.83%
Class B	1.20%
For the year ended December 31, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 12,423
Class B	3,386
$ 15,809
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2021, the Administration Fee was $95,812, of which $8,295 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the
18 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

shareholder servicing fee it receives from the Fund. For the year ended December 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2021
Class A	$ 862	$ 143
Class B	657	109
	$ 1,519	$ 252
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2021, the Distribution Service Fee aggregated $49,662, of which $4,360 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,044, of which $412 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.	Ownership of the Fund
At December 31, 2021, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 68%. Five participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 26%, 17%, 15%, 15% and 11%, respectively.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2021.
F.	Payments by Affiliates
During the year ended December 31, 2021, the Advisor agreed to reimburse the Fund $8,938 for commission costs incurred in connection with purchases and sales of portfolio assets. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.
G.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 19

activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
20 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Small Mid Cap Value VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Small Mid Cap Value VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 15, 2022
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Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2021 to December 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2021

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,048.10	$ 1,046.00
Expenses Paid per $1,000*	$ 4.28	$ 6.19
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,021.02	$ 1,019.16
Expenses Paid per $1,000*	$ 4.23	$ 6.11
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	.83%	1.20%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
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Tax Information	(Unaudited)
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,436,000 as capital gain dividends for its year ended December 31, 2021.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2021, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 23

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Value VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the
24 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

one-, three- and five-year periods ended December 31, 2020. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective February 14, 2019. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2021. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 25

products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
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Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
28 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 29

Notes

Notes

VS2SMCV-2 (R-025829-11 2/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche DWS Variable Series II

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$408,222	$0	$67,461	$0
2020	$462,762	$0	$68,453	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$461,717	$0
2020	$0	$650,763	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$67,461	$461,717	$0	$529,178
2020	$68,453	$650,763	$0	$719,216

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series II

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	2/15/2022